UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                  Investment Company Act File Number: 811-1880



                        The Income Fund of America, Inc.
               (Exact Name of Registrant as specified in charter)

                    P.O. Box 7650, One Market, Steuart Tower
                         San Francisco, California 94120
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (415) 421-9360

                        Date of fiscal year end: July 31

                     Date of reporting period: July 31, 2005





                                 Patrick F. Quan
                                    Secretary
                        The Income Fund of America, Inc.
                    P.O. Box 7650, One Market, Steuart Tower
                         San Francisco, California 94120
                     (name and address of agent for service)


                                   Copies to:
                                 Michael Glazer
                      Paul, Hastings, Janofsky & Walker LLP
                             515 South Flower Street
                          Los Angeles, California 90071
                          (Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[logo - American Funds(R)]

The right choice for the long term(R)

THE INCOME FUND OF AMERICA

A unique blend of experience, expertise and individuality

[cover: close-up photo of a woven mat]

Annual report for the year ended July 31, 2005

THE INCOME FUND OF AMERICA(R) seeks current income while secondarily striving for capital growth through investments in stocks and fixed-income securities.

This fund is one of the 29 American Funds. The organization ranks among the nation's three largest mutual fund families. For more than seven decades, Capital Research and Management Company,(SM) the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents                                                                            page
Letter to shareholders, with results at a glance                                       1
The value of a long-term perspective                                                   4
A unique blend of experience, expertise and individuality                              6
About your fund                                                                       11
The portfolio at a glance                                                             12
Summary investment portfolio                                                          13
Financial statements                                                                  20
Directors and officers                                                                35
The American Funds family                                                     back cover

FIGURES SHOWN ARE PAST RESULTS FOR CLASS A SHARES AND ARE NOT PREDICTIVE OF RESULTS IN FUTURE PERIODS. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. SHARE PRICES AND RETURNS WILL VARY, SO INVESTORS MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. FOR THE MOST CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM. FUND RESULTS SHOWN, UNLESS OTHERWISE INDICATED, ARE AT NET ASSET VALUE. IF A SALES CHARGE (MAXIMUM 5.75%) HAD BEEN DEDUCTED, THE RESULTS WOULD HAVE BEEN LOWER.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2005 (the most recent calendar quarter):

Class A shares                                                      1 year           5 years          10 years

Reflecting 5.75% maximum sales charge                               +4.99%           +8.48%            +10.01%

The fund's investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 29 for details.

The fund's 30-day yield for Class A shares as of August 31, 2005, calculated in accordance with the Securities and Exchange Commission formula, was 3.74%, which reflects a fee waiver (3.71% without the fee waiver). The fund's distribution rate for Class A shares as of that date was 3.24%. Both reflect the 5.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund's past dividends paid to shareholders. Accordingly, the fund's SEC yield and distribution rate may differ.

Results for other share classes can be found on page 34. Please see the inside back cover for important information about other share classes.

The return of principal for the bond holdings in The Income Fund of America is not guaranteed. Fund shares are subject to the same interest rate, inflation and credit risks associated with the underlying bond holdings. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal. Investing outside the United States is subject to additional risks, such as currency fluctuations and political instability, which are detailed in the fund's prospectus.

[close-up photo of a woven mat]

FELLOW SHAREHOLDERS:

During the 12 months ended July 31, 2005, the yields for The Income Fund of America's cash and short-term bond holdings rose as the Federal Reserve raised the federal funds rate, a short-term lending rate, eight times from 1.25% to 3.25%. Also during this time, dividends for the fund's stock holdings, on average, increased.

These higher dividends coupled with rising short-term yields allowed us to increase the fund's quarterly dividend from 15.5 to 16.5 cents a share in June 2005. In August 2005, the Federal Reserve raised the federal funds rate one more time to 3.5%. We are pleased to report that, in December 2005, we will be increasing the fund's quarterly dividend once again to 17.5 cents a share and will also be paying a special dividend.


A STRONG SHOWING

As of July 31, 2005, the fund's 3.4% 12-month dividend yield was twice the 1.7% yield for the Standard & Poor's 500 Composite Index and significantly higher than the 2.3% average yield for the Lipper income funds. As the chart on page 3 shows, the fund has been able to provide shareholders with a higher dividend rate than both its peers and the S&P 500 over the past decade.

In addition to providing shareholders with above-stock-market dividends, the fund also generated an above-stock-market total return during its 2005 fiscal year. With all dividends reinvested, The Income Fund of America had a total return of 14.1% for the year ended July 31, 2005. Although this return was only slightly higher than the S&P 500's return of 14.0%, it was accomplished with much lower volatility, a commonly used measurement of investment risk. The fund's 12-month return also exceeded the 9.9% average total return for the Lipper income funds and the 4.8% total return for the Lehman Brothers Aggregate Bond Index.

[Begin Sidebar]
Results at a glance (with dividends reinvested or interest compounded)

                                                                                   Average annual total returns
                                                                                  for periods ended July 31, 2005
                                                                    1 year           5 years          10 years        Lifetime(1)

THE INCOME FUND OF AMERICA                                          +14.1%            +9.9%            +10.7%           +12.7%
Standard & Poor's 500 Composite Index                               +14.0            - 1.3             +10.0            +12.0
Lipper income funds average(2)                                       +9.9             +4.7              +7.1            +12.0
Lehman Brothers Aggregate Bond Index                                 +4.8             +7.0              +6.8             +8.6(3)
Consumer Price Index (inflation)(4)                                 + 3.2            + 2.5              +2.5             +4.7

(1) Since December 1, 1973, when Capital Research and Management Company became the fund's investment adviser.
(2) Source: Lipper. Figures do not reflect the effect of sales charges.
(3) From December 1, 1973, through December 31, 1975, the Lehman Brothers
    Government/Credit Bond Index was used because the Aggregate Bond Index did not yet exist.
(4) Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

The market indexes are unmanaged and do not reflect sales charges, commissions or expenses. Fund returns do not include sales charges.

[End Sidebar]

A REVIEW OF YOUR FUND'S PORTFOLIO

During the 12 months ended July 31, 2005, bond returns continued to lag stock returns, validating our decision to reduce the fund's bond holdings over the past two years. During the fund's 2004 fiscal year, we gradually reduced the bond holdings from 32% to 24% of the fund's total assets. By the end of the 2005 fiscal year, the fund's bond exposure had declined to approximately 22%.

As we mentioned in the fund's 2004 annual report feature -- "Navigating your fund through a rising-rate environment"-- we remain cautious about the possibility of rising interest rates and its impact on the fund's bond holdings. The market's recent appetite for high-yield bonds has pushed up prices on many of these securities to levels that are less appealing from both a historical and risk perspective.

During the fund's 2005 fiscal year, rising oil prices combined with a decline in long-term interest rates caused energy and utility stocks to post strong returns. These two sectors were among the largest in the fund. Utility common stocks represented 9.3% of the fund's total assets while energy stocks represented 6.2%.

THE SEARCH FOR LONG-TERM OPPORTUNITIES

Bad news and disappointments for companies, industries or markets can create potential long-term investment opportunities for The Income Fund of America. When searching for investment opportunities in struggling areas, we rely on our fundamental research to assess long-term values, dividend prospects and risks.

One such area has been our common stock holdings in the telecommunication services sector, which represented 7.8% of the fund's total assets on July 31, 2005. Over the past few years, many telecommunication services companies have made steady progress in improving their balance sheets, maintaining their cash flows and increasing their dividends, making them attractive investments for the fund. For example, BellSouth, SBC Communications and Verizon Communications -- three of the fund's largest common stock holdings -- all raised their dividends during the fund's 2005 fiscal year.

Similarly, we increased the fund's holdings in health care common stocks from 2.6% to 3.4% of the fund's portfolio during the 12-month period. Concerns about Medicare reforms, litigation and patent expirations have caused the valuations on many pharmaceutical stocks in the health care sector to drop to levels not seen since 1994. As with all of our investments, our focus is on finding those pharmaceutical companies with attractive, sustainable dividends as well as good long-term values.

[Begin Sidebar]
STRIKING A BALANCE BETWEEN RETURN AND RISK

The Income Fund of America takes a prudent path to yield. Looking back 10 years, as shown at right, the fund has provided higher returns than bonds and lower volatility than the broader stock market. It has grown faster than the average income fund, without sacrificing steadiness.

For the 10-year period ended July 31, 2005

[begin quadrant graph]
                                                  Average annual
                                                  total returns       Volatility
More return, less risk quadrant       IFA            10.70%               8.23
More return, more risk quadrant      Stocks           9.98               15.59
Less return, less risk quadrant      Bonds            6.75                3.66
Less return, less risk quadrant    Income funds
                                     average          7.12                7.68

Sources: Stocks -- S&P 500; bonds -- Lehman Aggregate Bond Index; income funds average -- Lipper. Returns include reinvestment of all distributions. Volatility is calculated at net asset value by Lipper using annualized standard deviation (based on monthly returns), a measure of how returns over time have varied from the mean; a lower number signifies lower volatility.
[End quadrant graph]
[End Sidebar]

THE CHALLENGES AHEAD

Since the middle of 2000, The Income Fund of America has provided shareholders with above-stock-market returns as dividend-paying stocks became more sought after due to the end of the Internet bubble, a reduction in the federal tax rate on dividends and the general decline in interest rates. Now that high-dividend-paying stocks are more fully valued, we do not expect the fund to continue to outpace the S&P 500.

We are mindful of a number of potential risks to the U.S. economy and asset prices. Higher oil prices and interest rates could cause the economy to slow and prices for stocks, bonds and housing to decline.

Regardless of market conditions, the fund's investment professionals will continue to seek to provide shareholders with above-average income, preservation of capital and prudent growth relative to risk. To learn more about the fund's investment process, please see "A unique blend of experience, expertise and individuality" on page 6.

Cordially,

/s/ Stephen E.Bepler

Stephen E. Bepler
Vice Chairman of the Board

/s/ Hilda L. Applbaum

Hilda L. Applbaum
President

September 13, 2005

For current information about the fund, visit americanfunds.com.

Leonade D. Jones, an independent Director of the fund since 1993, has been elected non-executive chairman of the Board. Stephen E. Bepler, the previous chairman, has been elected vice chairman. As independent Board chair pursuant to recently adopted Securities and Exchange Commission regulations, Ms. Jones will chair Board meetings, including executive sessions of the independent Directors, and will be responsible for Board agendas, but will not have other executive or management responsibilities with the fund. She will remain unaffiliated with Capital Research and Management Company, the fund's investment adviser, and any of its affiliates.

[Begin Sidebar]
A LIFETIME OF HIGH CURRENT INCOME

The Income Fund of America's 12-month dividend yield versus benchmarks

[begin line chart]

YEAR-END                INCOME FUND     LIPPER INCOME            S&P 500
                        OF AMERICA      FUNDS AVERAGE

1/31/1975               7.30            7.28                     4.71
7/31/1975               7.24            7.07                     4.18
1/31/1976               6.30            6.55                     3.65
7/31/1976               7.06            6.53                     3.66
1/31/1977               6.94            6.31                     4.01
7/31/1977               6.15            6.29                     4.47
1/31/1978               6.61            6.86                     5.28
7/31/1978               6.70            6.73                     4.92
1/31/1979               7.56            7.14                     5.12
7/31/1979               7.38            7.12                     5.19
1/31/1980               7.83            7.56                     4.99
7/31/1980               7.63            7.54                     4.95
1/31/1981               8.07            8.11                     4.81
7/31/1981               8.16            8.56                     4.91
1/31/1982               8.75            9.62                     5.53
7/31/1982               9.81           10.44                     6.37
1/31/1983               7.95            8.84                     4.74
7/31/1983               7.95            8.55                     4.28
1/31/1984               7.86            8.73                     4.36
7/31/1984               8.60            9.64                     4.87
1/31/1985               7.69            8.64                     4.22
7/31/1985               7.45            8.40                     4.07
1/31/1986               7.30            7.95                     3.75
7/31/1986               7.27            7.55                     3.45
1/31/1987               6.85            6.95                     3.03
7/31/1987               7.02            7.09                     2.69
1/31/1988               7.62            7.46                     3.31
7/31/1988               6.96            7.26                     3.27
1/31/1989               6.69            7.01                     3.34
7/31/1989               6.67            6.76                     3.04
1/31/1990               6.99            7.31                     3.37
7/31/1990               7.07            7.40                     3.31
1/31/1991               8.12            7.82                     3.52
7/31/1991               7.09            7.10                     3.11
1/31/1992               6.33            6.61                     2.96
7/31/1992               6.05            6.42                     2.89
1/31/1993               6.44            5.78                     2.83
7/31/1993               6.19            5.05                     2.79
1/31/1994               5.56            4.76                     2.64
7/31/1994               6.06            4.52                     2.80
1/31/1995               6.14            4.90                     2.81
7/31/1995               5.55            4.56                     2.41
1/31/1996               5.07            4.29                     2.18
7/31/1996               5.19            4.50                     2.28
1/31/1997               5.09            4.13                     1.89
7/31/1997               4.74            3.94                     1.61
1/31/1998               4.27            4.03                     1.59
7/31/1998               4.32            3.93                     1.43
1/31/1999               4.79            3.72                     1.29
7/31/1999               4.86            3.89                     1.24
1/31/2000               5.40            4.25                     1.19
7/31/2000               5.49            4.34                     1.15
1/31/2001               4.78            4.31                     1.20
7/31/2001               4.80            4.18                     1.30
1/31/2002               5.01            3.84                     1.40
7/31/2002               5.49            3.67                     1.75
1/31/2003               5.45            3.44                     1.88
7/31/2003               4.69            3.05                     1.66
1/31/2004               4.05            2.62                     1.54
7/31/2004               3.98            2.58                     1.69
1/31/2005               3.57            2.40                     1.64
7/31/2005               3.44            2.33                     1.70

[end chart]

All numbers calculated by Lipper.
[End Sidebar]

THE VALUE OF A LONG-TERM PERSPECTIVE

How a $10,000 investment has grown

There have always been reasons not to invest. If you look beyond the negative headlines, however, you will find that despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management -- bolstered by experience and careful research -- can add even more value: As the chart below shows, over its lifetime The Income Fund of America (IFA) has delivered higher returns than both the broader stock and bond markets. Dividends, particularly when reinvested, have accounted for a large portion of the fund's overall results.

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com. Fund figures reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.(1) Thus the amount invested was $9,425%.(2)


[begin sidebar]
Average annual total returns based on a $1,000 investment
(for periods ended July 31, 2005)*

                                        1 year            5 years           10 years

Class A shares                           7.58%             8.61%             10.04%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The fund's investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 29 for details.
[end sidebar]

[begin mountain chart]

Year                      Standard & Poor's         IFA (1)(3)(7)       Lehman Bros.                IFA(1)(6)(7)
End                       500 Composite Index(4)    with dividends      Aggregate Bond              not including      Original
July 31                   with dividends            reinvested          Index(4)(5) with            dividends          Investment
                          reinvested                                    interest compounded

1974#                      8,481                     9,088               9,378                        8,767             10,000
1975                       9,951                    11,391              10,580                       10,141             10,000
1976                      12,066                    14,750              11,871                       12,155             10,000
1977                      12,042                    16,392              13,189                       12,701             10,000
1978                      12,926                    17,403              13,474                       12,584             10,000
1979                      14,069                    18,921              14,373                       12,693             10,000
1980                      17,412                    20,161              14,602                       12,490             10,000
1981                      19,675                    22,484              13,871                       12,818             10,000
1982                      17,063                    23,663              16,720                       12,256             10,000
1983                      27,174                    33,683              20,383                       16,112             10,000
1984                      26,367                    35,721              22,154                       15,738             10,000
1985                      34,914                    47,674              27,452                       19,443             10,000
1986                      44,833                    57,146              33,353                       21,668             10,000
1987                      62,449                    66,671              34,859                       23,568             10,000
1988                      55,109                    67,812              37,497                       22,341             10,000
1989                      72,685                    83,698              43,200                       25,644             10,000
1990                      77,386                    84,639              46,253                       24,351             10,000
1991                      87,239                    95,046              51,204                       25,390             10,000
1992                      98,377                   113,237              58,770                       28,370             10,000
1993                     106,947                   126,680              64,746                       29,917             10,000
1994                     112,457                   129,171              64,807                       28,788             10,000
1995                     141,775                   150,378              71,358                       31,571             10,000
1996                     165,244                   170,618              75,311                       34,007             10,000
1997                     251,353                   220,576              83,417                       41,731             10,000
1998                     299,807                   245,542              89,980                       44,436             10,000
1999                     360,395                   264,664              92,220                       45,588             10,000
2000                     392,724                   259,165              97,721                       42,276             10,000
2001                     336,476                   299,416             110,124                       46,460             10,000
2002                     257,015                   280,397             118,420                       41,359             10,000
2003                     284,354                   314,550             124,835                       44,136             10,000
2004                     321,781                   364,136             130,876                       49,057             10,000
2005                     366,973                   415,525             137,146                       54,032             10,000


EXPENSE RATIOS AND TURNOVER RATES*
Year ended July 31, 2005

                                        THE INCOME FUND OF AMERICA              INDUSTRY AVERAGE+

Expense ratio                                       0.54%**                              0.77%
Portfolio turnover rate                               24%                                38%

* The expense ratio is the annual percentage of net assets used to pay fund expenses. The portfolio turnover rate is a measure of how often securities are bought and sold by a fund.
+  Front-end load income funds, as measured by Lipper.
** Reflects the fee waiver, 0.55% without the fee waiver.

Year ended July 31                     1974#          1975         1976         1977         1978         1979         1980
Value of dividends
Dividends in cash(7)                    $343           734          859          781          843          937          952
Dividends reinvested(7)                 $346           785          997          970        1,117        1,333        1,463

Value of investment
Dividends in cash(7)                  $8,767        10,141       12,155       12,701       12,584       12,693       12,490
Dividends reinvested(7)               $9,088        11,391       14,750       16,392       17,403       18,921       20,161

IFA total return                      (9.1)%          25.3         29.5         11.1          6.2          8.7          6.6


Year ended July 31                      1981          1982         1983         1984         1985         1986         1987
Value of dividends
Dividends in cash(7)                   1,046         1,202        1,280        1,344        1,438        1,550        1,636
Dividends reinvested(7)                1,743         2,187        2,548        2,895        3,365        3,909        4,431

Value of investment
Dividends in cash(7)                  12,818        12,256       16,112       15,738       19,443       21,668       23,568
Dividends reinvested(7)               22,484        23,663       33,683       35,721       47,674       57,146       66,671

IFA total return                        11.5           5.2         42.3          6.0         33.5         19.9         16.7


Year ended July 31                      1988          1989         1990         1991         1992         1993         1994
Value of dividends
Dividends in cash(7)                   1,542         1,710        1,577        1,764        1,715        1,713        1,727
Dividends reinvested(7)                4,479         5,337        5,269        6,311        6,579        6,995        7,471

Value of investment
Dividends in cash(7)                  22,341        25,644       24,351       25,390       28,370       29,917       28,788
Dividends reinvested(7)               67,812        83,698       84,639       95,046      113,237      126,680      129,171

IFA total return                         1.7          23.4          1.1         12.3         19.1         11.9          2.0


Year ended July 31                      1995          1996         1997         1998         1999         2000         2001
Value of dividends
Dividends in cash(7)                   1,752         1,766        1,968        1,959        2,210        2,320        2,226
Dividends reinvested(7)                8,046         8,581       10,074       10,530       12,446       13,740       13,913

Value of investment
Dividends in cash(7)                  31,571        34,007       41,731       44,436       45,588       42,276       46,460
Dividends reinvested(7)              150,378       170,618      220,576      245,542      264,664      259,165      299,416

IFA total return                        16.4          13.5         29.3         11.3          7.8        (2.1)         15.5


Year ended July 31                      2002          2003         2004         2005
Value of dividends
Dividends in cash(7)                   2,272         2,071        1,944        1,850
Dividends reinvested(7)               14,927        14,311       14,072       13,921

Value of investment
Dividends in cash(7)                  41,359        44,136       49,057    54,032(6)
Dividends reinvested(7)              280,397       314,550      364,136   415,525(3)

IFA total return                       (6.4)          12.2         15.8         14.1

Average annual total return for 31-2/3 years: 12.5%(1)

# For the period December 1, 1973 (when Capital Research and Management Company became the fund's investment adviser), through July 31, 1974.
(1) As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
(2) The maximum initial sales charge was 8.5% prior to July 1, 1988.
(3) Includes reinvested dividends of $205,094 and reinvested capital gain distributions of $90,619.
(4) The indexes are unmanaged and do not reflect sales charges, commissions, or expenses.
(5) From December 1, 1973, through December 31, 1975, the Lehman Brothers Government/Credit Bond Index was used because the Lehman Brothers Aggregate Bond Index did not exist. From January 1, 1976, through July 31, 2005, the Lehman Brothers Aggregate Bond Index was used.
(6) Includes capital gain distributions of $19,115 but does not reflect income dividends of $49,030 taken in cash.
(7) From April 1990 to September 1994 and from September 2003 to the present the fund accrued dividends daily but paid quarterly. Dividends reflect quarterly dividends actually paid during the period, while year-end values are adjusted for cumulative dividends accrued but not yet paid.

The results shown are before taxes on fund distributions and sale of fund shares.
[end mountain chart]



A UNIQUE BLEND OF EXPERIENCE, EXPERTISE AND INDIVIDUALITY

For more than three decades, the success of The Income Fund of America has relied on an investment strategy composed of a number of interlocking parts.

[photo of a partially weaved basket]

In its pursuit of high income, the fund may invest in a variety of income-producing investments, including high-dividend-paying stocks both inside and, to a limited extent, outside the United States, investment-grade and high-yield bonds and convertible securities. These investments -- which numbered 660 at the end of the fund's 2005 fiscal year -- are the result of an approach the American Funds calls the multiple portfolio counselor system.

The Income Fund of America's assets are divided among nine managers, known as portfolio counselors, and a research portfolio. As of July 31, 2005, the research portfolio represented approximately 23% of the fund's total assets. In it a group of 56 equity and fixed-income analysts can invest in their best investment ideas. Each of the fund's portfolio counselors manages his or her slice of the portfolio independently, subject to the fund's objectives and overall guidelines.

To give you more insight into how the multiple portfolio counselor system works, we interviewed six of the fund's nine portfolio counselors (pictured on page 8):
Hilda Applbaum, David Barclay, Stephen Bepler, Dina Perry, John Smet and Steven Watson. Here's what they had to say.

INCOME: A COMMON STARTING POINT

HILDA: Income is our primary objective, and, to that end, every portfolio counselor has a yield target. When I look at a company, the first questions I ask are: What is the dividend, is it sustainable and what are the risks? I want to really get my hands around the dividend and try to determine whether it can be maintained or, in some cases, even grow.

DAVID: Having the ability to invest in both fixed-income and equity securities helps us find more income opportunities because the level of income varies between these two asset classes.

DINA: Investing outside the U.S. has also helped the fund, especially when U.S. interest rates were so low, and we were increasingly finding better yielding opportunities outside the U.S.

HILDA: During that time, companies outside the United States were paying higher dividends because non-U.S. investors had a greater appreciation for the value of a steady, predictable income stream. It was only after the bursting of the Internet bubble and the reduction of the federal tax rate on dividends that we started to see U.S. companies increase their dividends more broadly.

THE SEARCH FOR LONG-TERM OPPORTUNITIES

HILDA: In the fund, we will often invest in high-yielding stocks from companies that are in out-of-favor industries or facing challenges. We will only make such investments once we are satisfied that the dividend yields are sustainable and the issues facing the companies or industries are short-term or resolvable. While the exact timing of a company or industry turnaround is difficult to anticipate, the high dividend income allows us to get paid while we wait.

STEPHEN: Yes, we do tend to go into areas where companies are having difficulty. Before we invest, we do a lot of research. We evaluate what's happening in the company, the industry and the markets to determine whether the investment -- with all its blemishes and problems -- is a good long-term value. Over time, the combination of high yield, low valuations and a recovery in the markets or industry can generate strong returns.

JOHN: This is one of those areas where the fund's ability to invest in fixed-income securities is beneficial. We can help provide sustainable income and allow the equity portfolio counselors to not only search for investments that offer income but that offer the potential for capital appreciation as well.

[photo of a person's hands weaving what appears to be a hat]

[Begin Pull Quote]
Income is our primary objective, and, to that end, every portfolio counselor has a yield target. When I look at a company, the first questions I ask are: What is the dividend, is it sustainable and what are the risks?
-- Hilda Applbaum
[End Pull Quote]

[close up photo of a what appears to be a woven mat]

[Begin Pull Quote]
There's also a lot of sharing of information and research between the fixed-income and equity portfolio counselors and analysts. We often go on research trips together, and that's a great advantage to shareholders because we have people who are looking at the same company from different vantage points. -- John Smet
[End Pull Quote]

[Begin Photo Caption]
[photo of Hilda Applbaum]
Hilda Applbaum
San Francisco
18 years
[End Photo Caption]

[Begin Photo Caption]
[photo of David Barclay]
David Barclay
Los Angeles
23 years
[End Photo Caption]

[Begin Photo Caption]
[photo of Stephen Bepler]
Stephen Bepler
New York
38 years
[End Photo Caption]

[Begin Photo Caption]
[photo of Dina Perry]
Dina Perry
Washington, D.C.
27 years
[End Photo Caption]

[Begin Photo Caption]
[photo of John Smet]
John Smet
Los Angeles
22 years
[End Photo Caption]

[Begin Photo Caption]
[photo of Steven Watson]
Steven Watson
Hong Kong
17 years
[End Photo Caption]

[Begin Photo Caption]
Portfolio counselors' years of experience are as of the fund's prospectus dated October 1, 2004.
[End Photo Caption]



STRENGTH THROUGH RESEARCH

HILDA: Many of our tenured analysts and portfolio counselors have experienced numerous market cycles and witnessed many different challenges. This depth of experience enhances and reinforces our research efforts. Often we have three or four generations of analysts who have covered the same industry, ranging from those just starting out to those who have been researching companies for 20 or more years. Some of our analysts have worked in the industries they now cover. This expertise and intergenerational perspective can help give us a unique insight into a company's or industry's current condition and long-term prospects.

JOHN: There's also a lot of sharing of information and research between the fixed-income and equity portfolio counselors and analysts. We often go on research trips together, and that's a great advantage to shareholders because we have people who are looking at the same company from different vantage points. You have the equity side looking at the growth prospects, the management, the competitive landscape as well as the product lines. On the fixed-income side, the analysts and portfolio counselors care about those things as well, but they dig a little deeper into the balance sheet to determine the cash flows and the ability to pay off the bond and service the debt.

DINA: Having the fixed-income and equity analysts work together helps us quite a bit. For example, because of the analytical tools the fixed-income analysts use, they often spot negative changes in companies before these changes show up in the earnings.

DAVID: In the research portfolio, analysts are investing in a real sense. I think this produces a more collaborative approach that puts the portfolio counselors and analysts on the same page as the fund's shareholders.

STEVEN: I agree. It's one thing for an analyst to say, "I like a company." It's much more powerful when an analyst says, "Not only do I like a company, but I've made it the biggest holding in my area of the fund's research portfolio."

THE BENEFITS OF MULTIPLE PERSPECTIVES

DAVID: Dividing the fund's management among nine portfolio counselors and a research portfolio allows each of us to invest in our highest convictions and to focus on those investments we know best instead of having to make investments simply to diversify the fund's assets.

STEVEN: Because we have the freedom to go off into our own areas, we frequently find ideas that our colleagues might overlook. I, for example, am the only portfolio counselor domiciled in Asia. Asia has proved to be a great hunting ground for income-focused investments, and shareholders have been able to benefit from having a portfolio counselor who is able to look around for opportunities in Asia.

DINA: What we don't want in the fund is for everybody to agree and to invest in the same things. As far as the investor is concerned, you want to have diversity in the fund. That's why you need portfolio counselors with different opinions and styles.

HILDA: As we mentioned before, many times the companies that present the best opportunities are having trouble. If you were the only manager of a fund, it might be more difficult to invest a large amount of the fund's assets in challenging areas of the market.

STEPHEN: I think it would be very hard to be the sole manager of a fund like The Income Fund of America. The stock and bond markets are their own disciplines, and I think it would be almost impossible to cover both. For example, I hold 36 companies in my portfolio. The fund's portfolio had investments from 660 companies and issuers at the end of its 2005 fiscal year. There is no way I could intelligently invest in that many companies. I wouldn't know what most of them did.

HILDA: Having a mix of portfolio counselors with different styles and comfort zones is also important because it helps enrich and broaden investment discussions. It helps you make more thoughtful investment decisions when you get that opening question in our conference calls, "Have you thought about ...?"

STEVEN: In the multiple portfolio counselor system, we all try to be stars at all times, but we know we're not going to be. And during those times when we're in a market where our investments are not shining as brightly, we know the fund is less likely to suffer on the whole because it typically will be someone else's time to shine.


[Begin Pull Quote]
Dividing the fund's management among nine portfolio counselors and a research portfolio allows all of us to invest in our highest convictions and to focus on those investments we know best instead of having to make investments simply to diversify the fund.
-- David Barclay
[End Pull Quote]

[Begin Pull Quote]
In the multiple portfolio counselor system, we all try to be stars at all times, but we know we're not going to be. And during those times when we're in a market where our investments are not shining as brightly, we know the fund is less likely to suffer on the whole because typically it will be someone else's time to shine.
-- Steven Watson
[End Pull Quote]

[photo of the top of a woven hat]

[Begin Pull Quote]
One of the most critical components in the fund's long-term success is keeping the lines of communication open. We have weekly investment meetings where analysts and portfolio counselors from both the fixed-income and equity areas participate. It's a forum where we discuss what we believe are the opportunities and risks in the marketplace.
-- Hilda Applbaum
[End Pull Quote]

[Begin Pull Quote]
I believe the fund has been able to maintain its focus because, when we add new investment professionals to the fund, the coordinating portfolio counselor and senior officers spend a lot of time explaining the history, goals and objectives of the fund.
-- Stephen Bepler
[End Pull Quote]



MAINTAINING A COMMITMENT TO INCOME IN CHANGING TIMES

HILDA: One of the most critical components in the fund's long-term success is keeping the lines of communication open. We have weekly investment meetings where analysts and portfolio counselors from both the fixed-income and equity areas participate. It's a forum where we discuss what we believe are the opportunities and risks in the marketplace. Often, we'll invite analysts to these meetings who aren't part of the research portfolio but who cover an area where we see growing opportunities or problems.

[photo of three woven baskets]

STEVEN: In these meetings, we spend a lot of time discussing what the fund is meant to achieve and what our shareholders expect from us. This constant dialogue between portfolio counselors and analysts helps us stay on course in terms of respecting what the fund is meant to achieve and the way it's meant to achieve it.

STEPHEN: Another reason why I believe the fund has been able to maintain its focus is because, when we add new investment professionals to the fund, the coordinating portfolio counselor and senior officers spend a lot of time explaining the history, goals and objectives of the fund.

JOHN: Also, with the multiple portfolio counselor system, when a portfolio counselor retires, we're only replacing one manager out of many so transitions are smooth. And as fund assets grow, we can add portfolio counselors so we don't overwhelm the existing managers.

DAVID: I think it's important to remember that how you produce income today is different than it was five years ago. Moreover, it will be different in the future, and we don't exactly know how. The multiple portfolio counselor system is greatly beneficial to our shareholders because -- through a sharing of research and ideas -- we have the resources and people in place to take advantage of new opportunities.

ABOUT YOUR FUND

Figures shown are past results for Class A shares and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower.

                                                                     THE INCOME FUND OF AMERICA (IFA) VERSUS
RESILIENCE DURING STOCK DECLINES                                       THE S&P 500 DURING MARKET DECLINES*

Dates of decline                                           S&P 500               IFA cumulative              IFA advantage
                                                   cumulative total return        total return            (percentage points)
September 21, 1976,
     through March 6, 1978                                 -13.5%                     +1.9%                     +15.4
November 28, 1980,
     through August 12, 1982                               -20.2                     +19.0                      +39.2
August 25 through
     December 4, 1987                                      -32.8                     -13.6                      +19.2
July 16 through October 11, 1990                           -19.2                     -10.2                       +9.0
July 17 through August 31, 1998                            -19.1                     - 9.5                       +9.6
March 24, 2000,
     through October 9, 2002                               -47.4                      +0.7                      +48.1

*Periods show S&P 500 price declines of 15% or greater. S&P 500 total returns, which include reinvestment of all distributions, may be higher. There have been times when the index, which is unmanaged, has done better.


WITHDRAWING INCOME: THE DIVIDEND ADVANTAGE

Most fund shareholders reinvest their dividends, but some -- including many non-profit organizations -- use dividends to meet current expenses. Over the years, the fund's above-average income has allowed meaningful withdrawals to be made without invading principal, helping to maximize growth potential better than the broader stock market.

[begin sidebar]

Higher dividends...
[bar chart]

      dividends produced
IFA         $861,738
S&P         $176,432
[end chart]

....have helped to keep principal intact, letting compounding do its work.
[bar chart]
                           IFA            S&P
Initial investment           $100,000     $100,000
Value of account balance   $1,163,104     $202,889
Amount withdrawn             $508,809     $508,809
[end chart]

Tables show hypothetical $100,000 investments in the fund (at net asset value) and the S&P 500 from January 1, 1974, to July 31, 2005. It assumes a 6% withdrawal, increased 6% annually. The first withdrawal, on December 15, 1974, was $6,000. Total withdrawals over the fund's lifetime come to $508,809.



HIGHER INCOME

This chart shows one-year snapshots of the annual income produced by three hypothetical $10,000 investments made on July 31, 1974, in each of The Income Fund of America, the S&P 500, and three-month certificates of deposit (CDs). Over the past 31 years, income from IFA has been substantially higher.

Years ended July 31

[begin bar chart]
              The Income        S&P 500      CDs
              Fund of
              America
7/31/75       $  864            $  479    $  924
7/31/80        1,610               980     1,998
7/31/85        3,702             1,637     2,617
7/31/90        5,797             2,969     3,382
7/31/95        8,853             3,963     2,920
7/31/00       15,119             5,333     4,011
7/31/05       15,318             7,290     1,844
[end bar chart]

All results are calculated at net asset value with dividends and capital gains (where applicable) reinvested. Source for CDs is the Federal Reserve. CD income assumes reinvestment of both principal and interest at prevailing rates at the time of purchase. CDs are guaranteed; the fund is not.
[end sidebar]


THE PORTFOLIO AT A GLANCE

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund's principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.

July 31, 2005

[begin pie chart]
                                                                    Percent
                                                                     of net
Investment portfolio                                                 assets

U.S. common stocks                                                    47.7%
Non-U.S. common stocks                                                16.8
U.S. & non-U.S. convertible securities & preferred stocks              5.8
U. S. Treasury & agency bonds & notes                                  2.2
Other fixed-income securities                                         19.9
Cash & equivalents                                                     7.6
[end pie chart]


                                                                   Percent
                                                                    of net
Five largest sectors in common stock holdings                       assets

Financials                                                            17.2
Utilities                                                              9.3
Telecommunication services                                             7.8
Energy                                                                 6.2
Consumer staples                                                       5.7


                                                                   Percent
                                                                    of net
Ten largest common stock holdings                                   assets

Royal Dutch Shell                                                      1.9
BellSouth                                                              1.7
SBC Communications                                                     1.7
Verizon Communications                                                 1.3
Bristol-Myers Squibb                                                   1.2
Dow Chemical                                                           1.2
Chevron                                                                1.2
General Electric                                                       1.1
Washington Mutual                                                      1.1
General Motors                                                         1.1


July 31, 2004

[begin pie chart]
                                                                Percent
                                                                 of net
Investment portfolio                                             assets

U.S. common stocks                                                 44.9 %
Non-U.S. common stocks                                             17.3
U.S. & non-U.S. convertible securities & preferred stocks           6.3
U. S. Treasury & agency bonds & notes                               2.9
Other fixed-income securities                                      21.0
Cash & equivalents                                                  7.6
[end pie chart]


                                                                Percent
                                                                 of net
Five largest sectors in common stock holdings                    assets

Financials                                                       17.2 %
Telecommunication services                                        7.8
Utilities                                                         7.7
Consumer staples                                                  6.8
Materials                                                         6.6


                                                               Percent
                                                                of net
Ten largest common stock holdings                               assets

Bank of America                                                  2.2 %
Royal Dutch Petroleum/"Shell" Transport and Trading              1.8
SBC Communications                                               1.8
Verizon Communications                                           1.7
Dow Chemical                                                     1.4
Bristol-Myers Squibb                                             1.3
General Motors                                                   1.2
General Electric                                                 1.0
Altria Group                                                     1.0
Weyerhaeuser                                                     1.0



SUMMARY INVESTMENT PORTFOLIO
July 31, 2005


                                                                                                Shares          Market     Percent
                                                                                                                 value      of net
Common stocks  - 64.43%                                                                                          (000)      assets

Financials  - 17.20%
Washington Mutual, Inc.                                                                     15,955,000    $    677,768       1.13%
Societe Generale                                                                             5,432,300         594,790         .99
Citigroup Inc.                                                                              12,885,000         560,497         .93
U.S. Bancorp                                                                                16,735,000         503,054         .84
HSBC Holdings PLC (United Kingdom)                                                          19,731,426         320,315
HSBC Holdings PLC (Hong Kong)                                                               10,543,396         171,457         .82
Bank of America Corp.                                                                       11,255,550         490,742         .81
Wells Fargo & Co.                                                                            7,556,800         463,534         .77
J.P. Morgan Chase & Co.                                                                     11,950,000         419,923         .70
Lloyds TSB Group PLC                                                                        44,561,400         377,766         .63
Boston Properties, Inc.                                                                      4,393,800         334,588         .56
Equity Residential                                                                           7,387,700         298,463         .49
Equity Office Properties Trust                                                               7,590,000         269,065         .45
Fannie Mae                                                                                   4,206,200         234,958         .39
Other securities                                                                                             4,626,374        7.69
                                                                                                            10,343,294       17.20

Utilities  - 9.33%
National Grid PLC                                                                           48,870,000         450,391         .75
Exelon Corp.                                                                                 8,152,000         436,295         .72
Consolidated Edison, Inc.                                                                    8,685,700         418,303         .70
Southern Co.                                                                                 9,915,000         346,926         .58
Duke Energy Corp.                                                                           11,242,393         332,100         .55
E.ON AG                                                                                      3,250,000         301,238         .50
Dominion Resources, Inc.                                                                     4,058,498         299,761         .50
Ameren Corp.                                                                                 5,384,100         299,464         .50
Other securities                                                                                             2,725,472        4.53
                                                                                                             5,609,950        9.33

Telecommunication services  - 7.84%
BellSouth Corp.                                                                             37,815,000       1,043,694        1.73
SBC Communications Inc.                                                                     42,485,000       1,038,758        1.73
Verizon Communications Inc.                                                                 22,015,000         753,573        1.25
AT&T Corp.                                                                                  23,250,000         460,350         .77
Other securities                                                                                             1,417,893        2.36
                                                                                                             4,714,268        7.84

Energy  - 6.17%
Royal Dutch Shell PLC, Class A (ADR)                                                        10,752,000         658,883
Royal Dutch Shell PLC, Class B                                                               8,469,142         269,013
Royal Dutch Shell PLC, Class B (ADR)                                                         3,021,565         192,383
Royal Dutch Shell PLC, Class A                                                               1,340,000          41,227        1.93
Chevron Corp.                                                                               11,998,300         696,021        1.16
Marathon Oil Corp.                                                                          11,285,000         658,593        1.09
ENI SpA                                                                                     11,670,000         331,298         .55
Kinder Morgan, Inc.                                                                          3,036,000         269,779         .45
Other securities                                                                                               592,467         .99
                                                                                                             3,709,664        6.17

Consumer staples  - 5.74%
Altria Group, Inc.                                                                           9,377,500         627,917        1.04
ConAgra Foods, Inc.                                                                         18,485,000         419,794         .70
H.J. Heinz Co.                                                                              11,200,000         411,936         .69
Reynolds American Inc.                                                                       4,431,600         369,197         .61
Sara Lee Corp.                                                                              15,330,000         305,527         .51
Other securities                                                                                             1,316,755        2.19
                                                                                                             3,451,126        5.74

Materials  - 5.28%
Dow Chemical Co.                                                                            14,567,500         698,512        1.16
Weyerhaeuser Co.                                                                             9,275,000         639,790        1.06
E.I. du Pont de Nemours and Co.                                                              8,012,800         341,986         .57
International Paper Co.                                                                      9,865,040         311,735         .52
Other securities                                                                                             1,187,976        1.97
                                                                                                             3,179,999        5.28

Industrials  - 3.46%
General Electric Co.                                                                        19,996,000         689,862        1.15
Emerson Electric Co.                                                                         4,925,000         324,065         .54
Other securities                                                                                             1,068,324        1.77
                                                                                                             2,082,251        3.46

Health care  - 3.37%
Bristol-Myers Squibb Co.                                                                    29,393,000         734,237        1.22
Merck & Co., Inc.                                                                           20,768,300         645,063        1.07
Other securities                                                                                               647,487        1.08
                                                                                                             2,026,787        3.37

Consumer discretionary  - 2.87%
General Motors Corp.                                                                        18,275,000         672,886        1.12
May Department Stores Co.                                                                    7,793,000         319,903         .53
Other securities                                                                                               735,678        1.22
                                                                                                             1,728,467        2.87

Information technology  - 0.61%
Microsoft Corp.                                                                             14,360,000         367,760         .61
Other securities                                                                                                 1,797         .00
                                                                                                               369,557         .61

Miscellaneous  -  2.56%
Other common stocks in initial period of acquisition                                                         1,540,468        2.56


Total common stocks (cost: $31,968,337,000)                                                                 38,755,831       64.43



                                                                                                Shares          Market     Percent
                                                                                                                 value      of net
Preferred stocks  - 1.04%                                                                                        (000)      assets

Financials  - 0.98%
Fannie Mae, Series O, 7.00% preferred  (1)                                                   2,150,000         119,728         .20
HSBC Capital Funding LP, Series 1, 9.547% noncumulative step-up perpetual
     preferred (1) (2)                                                                      37,500,000          44,944
HSBC Capital Funding LP, Series 2, 10.176% noncumulative step-up perpetual
     preferred (1)  (2)                                                                     10,000,000          15,674         .10
Other securities                                                                                               407,009         .68
                                                                                                               587,355         .98

Other - 0.04%                                                                                                   27,138         .04

Miscellaneous  -  0.02%
Other preferred stocks in initial period of acquisition                                                         10,605         .02


Total preferred stocks (cost: $577,414,000)                                                                    625,098        1.04



                                                                                                Shares          Market     Percent
                                                                                                                 value      of net
Warrants  - 0.00%                                                                                                (000)      assets

Total warrants (cost: $818,000)                                                                                    928         .00






                                                                                   Shares or principal          Market     Percent
                                                                                                amount           value      of net
Convertible securities  - 4.79%                                                                                  (000)      assets


Information technology  - 1.12%                                                                                670,611        1.12


Consumer discretionary  - 1.10%
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred 2032            9,565,300         398,969         .66
General Motors Corp., Series B, 5.25% convertible senior debentures 2032              $     27,200,000          21,662
General Motors Corp., Series C, 6.25% convertible preferred 2033                      $      5,620,000         126,394         .25
Other securities                                                                                               115,570         .19
                                                                                                               662,595        1.10

Financials  - 1.06%
Fannie Mae 5.375% convertible preferred (undated)                                                1,065         101,176         .17
Other securities                                                                                               538,155         .89
                                                                                                               639,331        1.06


Other - 1.51%                                                                                                  904,300        1.51


Miscellaneous  -  0.00%
Other convertible securities in initial period of acquisition                                                    1,487         .00


Total convertible securities (cost: $2,719,383,000)                                                          2,878,324        4.79



                                                                                             Principal          Market     Percent
                                                                                                amount           value      of net
Bonds & notes  - 22.10%                                                                          (000)           (000)      assets

Consumer discretionary  - 4.88%
General Motors Acceptance Corp. 5.53%-8.00% 2006-2031 (2)                             $        335,060         324,367
General Motors Corp. 7.125%-8.25% 2011-2023                                                    137,169         130,787
Residential Capital Corp. 6.375%-6.875% 2010-2015 (1)                                           16,500          16,847         .78
Ford Motor Co. 7.45% 2031                                                                        8,000           6,800
Ford Motor Credit Co. 5.169%-7.875% 2007-2011 (2)                                              178,000         177,581         .31
Other securities                                                                                             2,281,627        3.79
                                                                                                             2,938,009        4.88

Telecommunication services  - 3.06%
SBC Communications Inc. 4.125%-6.45% 2009-2034                                                  78,680          79,263         .13
Verizon Global Funding Corp. 6.125% 2007                                                         7,000           7,219
Verizon New York Inc., Series A, 6.875% 2012                                                     6,500           7,091         .02
BellSouth Corp. 4.20%-5.20% 2009-2014                                                            8,700           8,623         .02
Other securities                                                                                             1,737,532        2.89
                                                                                                             1,839,728        3.06

Financials  - 2.42%
Washington Mutual Bank, FA 5.125% 2015                                                           6,500           6,483
Dime Capital Trust I, Dime Bancorp, Inc., Series A, 9.33% 2027                                   9,425          10,386
Washington Mutual, Inc. 3.899%-5.00% 2008-2012 (2)                                              49,000          48,788         .11
SocGen Real Estate Co. LLC, Series A, 7.64% (undated) (1)  (2)                                  45,700          48,444
Societe Generale 7.85% (undated) (1) (2)                                                        11,200          11,762         .10
HSBC Holdings PLC 5.25% 2012                                                                     3,500           3,589
HSBC Bank USA 4.625% 2014 (1)                                                                    5,000           4,900
HSBC Finance Corp. 5.00% 2015                                                                    2,720           2,699
Midland Bank 3.938% Eurodollar note (undated) (2)                                                5,000           4,250
Household Finance Corp. 4.125%-6.375% 2009-2012                                                 41,000          42,670         .10
J.P. Morgan & Co. Inc. 6.70% 2007                                                                5,000           5,222
J.P. Morgan Chase & Co. 4.00%-6.75% 2008-2015                                                   22,500          22,699         .04
Citigroup Inc. 4.625% 2010                                                                      10,000          10,004         .02
Bank of America Corp. 4.50% 2010                                                                10,000           9,944         .02
Other securities                                                                                             1,226,746        2.03
                                                                                                             1,458,586        2.42

Mortgage-backed obligations  (3) - 2.05%
Fannie Mae 3.778%-11.848% 2010-2042 (2)                                                        420,941         425,472         .71
Other securities                                                                                               808,274        1.34
                                                                                                             1,233,746        2.05

Materials  - 1.29%
Weyerhaeuser Co. 5.25%-6.875% 2008-2033                                                         25,919          27,761         .05
Other securities                                                                                               747,545        1.24
                                                                                                               775,306        1.29

Industrials  - 1.28%
General Electric Co. 5.00% 2013                                                                  5,000           5,067         .04
General Electric Capital Corp. 5.375%-6.00% 2007-2012                                           16,000          16,707
Other securities                                                                                               748,763        1.24
                                                                                                               770,537        1.28

U.S. government & government agency bonds & notes  - 1.24%
Fannie Mae 6.25%-6.625% 2009-2029                                                               32,750          36,382         .06
Other securities                                                                                               707,629        1.18
                                                                                                               744,011        1.24


Utilities  - 1.11%                                                                                             671,247        1.11



Energy  - 1.08%                                                                                                648,657        1.08



Information technology  - 1.04%                                                                                624,771        1.04



Consumer staples  - 0.88%                                                                                      531,254         .88



Health care  - 0.83%                                                                                           500,105         .83



Asset-backed obligations (3) - 0.57%                                                                           342,573         .57



Other - 0.36%                                                                                                  213,449         .36


Miscellaneous  -  0.01%
Other bonds & notes in initial period of acquisition                                                             4,336         .01


Total bonds & notes (cost: $13,066,611,000)                                                                 13,296,315       22.10



                                                                                             Principal          Market     Percent
                                                                                                amount           value      of net
Short-term securities  - 7.29%                                                                   (000)           (000)      assets


Federal Home Loan Bank 3.08%-3.425% due 8/5-10/14/2005                                         383,000         381,479         .63
Freddie Mac 3.07%-3.455% due 8/1-10/18/2005                                                    337,200         335,877         .56
CAFCO, LLC 3.18%-3.44% due 8/12-9/14/2005 (1)                                                  175,000         174,426
Ciesco LLC 3.18% due 8/12/2005 (1)                                                              50,000          49,947         .37
Park Avenue Receivables Co., LLC 3.21%-3.29% due 8/10-8/17/2005 (1)                            120,800         120,659
Preferred Receivables Funding Corp. 3.34%-3.45% due 9/20/2005 (1)                              100,000          99,524         .37
Wells Fargo & Co. 3.13%-3.45% due 8/4-9/21/2005                                                190,600         190,598         .32
Edison Asset Securitization LLC 3.16% due 8/5/2005 (1)                                          50,000          49,978
General Electric Capital Corp. 3.27% due 8/24/2005                                              50,000          49,895
General Electric Capital Services, Inc. 3.31% due 8/29/2005                                     50,000          49,867
General Electric Co. 3.47% due 9/28/2005                                                        35,000          34,804         .31
Bank of America Corp. 3.20%-3.50% due 8/9-10/7/2005                                            150,000         149,521
Ranger Funding Co. LLC 3.27% due 8/11/2005 (1)                                                  25,000          24,975         .29
HSBC Finance Corp. 3.23%-3.40% due 8/19-9/26/2005                                              103,900         103,620         .17
FCAR Owner Trust I 3.25%-3.38% due 8/15-9/12/2005                                               50,000          49,865         .08
BellSouth Corp. 3.37% due 9/9/2005 (1)                                                          25,000          24,906         .04
Other securities                                                                                             2,495,284        4.15



Total short-term securities (cost: $4,385,264,000)                                                           4,385,225        7.29


Total investment securities (cost: $52,717,827,000)                                                         59,941,721       99.65
Other assets less liabilities                                                                                  209,847         .35

Net assets                                                                                                 $60,151,568     100.00%


"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.


INVESTMENTS IN AFFILIATES

A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares of that company. Some of the fund's affiliated holdings listed below are also among the fund's largest holdings and are shown in the preceding summary investment portfolio. The market value of the affiliated companies which are not among the fund's largest holdings is included in "Other securities" under their respective industry sectors. Further details on these holdings and related transactions during the year ended July 31, 2005, appear below.


Company                                                                         Beginning shares        Purchases           Sales
                                                                             or principal amount

R.R. Donnelley & Sons Co.                                                              3,000,000       10,474,000               -
iStar Financial, Inc.                                                                  6,885,000          355,000               -
iStar Financial, Inc. 5.375% 2010                                                            $ -     $ 10,925,000             $ -
iStar Financial, Inc., Series F, 7.80% cumulative redeemable preferred                   400,000                -               -
iStar Financial, Inc., Series B, 5.125% 2011                                        $ 10,000,000              $ -             $ -
iStar Financial, Inc. 7.00% 2008                                                     $ 6,525,000              $ -             $ -
iStar Financial, Inc., Series B, 4.875% 2009                                         $ 5,000,000              $ -             $ -
iStar Financial, Inc. 6.05% 2015                                                             $ -      $ 4,285,000             $ -
iStar Financial, Inc. 6.00% 2010                                                     $ 3,750,000              $ -             $ -
iStar Financial, Inc. 8.75% 2008                                                     $ 1,028,000              $ -             $ -
iStar Financial, Inc., Series B, 5.70% 2014                                          $ 1,000,000              $ -     $ 1,000,000
Arthur J. Gallagher & Co.                                                              3,131,400        2,251,800               -
Montpelier Re Holdings Ltd.                                                            2,290,000        1,830,000               -
Tupperware Corp.                                                                               -        3,125,500               -
Sunstone Hotel Investors, Inc.                                                                 -        2,438,400               -
Beverly Hills Bancorp Inc.                                                             2,150,517                -         211,000
Clarent Hospital Corp. (4) (5)                                                           484,684                -               -



                                                                                                         Dividend    Market value
                                                                                                      or interest   of affiliates
Company                                                                             Ending shares          income      at 7/31/05
                                                                              or principal amount           (000)           (000)

R.R. Donnelley & Sons Co.                                                              13,474,000          $6,901        $485,738
iStar Financial, Inc.                                                                   7,240,000          11,165         309,800
iStar Financial, Inc. 5.375% 2010                                                    $ 10,925,000             163          10,960
iStar Financial, Inc., Series F, 7.80% cumulative redeemable preferred                    400,000             780          10,244
iStar Financial, Inc., Series B, 5.125% 2011                                         $ 10,000,000             543           9,851
iStar Financial, Inc. 7.00% 2008                                                      $ 6,525,000             357           6,862
iStar Financial, Inc., Series B, 4.875% 2009                                          $ 5,000,000             279           4,955
iStar Financial, Inc. 6.05% 2015                                                      $ 4,285,000              72           4,416
iStar Financial, Inc. 6.00% 2010                                                      $ 3,750,000             228           3,869
iStar Financial, Inc. 8.75% 2008                                                      $ 1,028,000              62           1,136
iStar Financial, Inc., Series B, 5.70% 2014                                                   $ -              24               -
Arthur J. Gallagher & Co.                                                               5,383,200           4,967         150,138
Montpelier Re Holdings Ltd.                                                             4,120,000          27,699         147,990
Tupperware Corp.                                                                        3,125,500           1,343          66,667
Sunstone Hotel Investors, Inc.                                                          2,438,400           1,239          63,057
Beverly Hills Bancorp Inc.                                                              1,939,517             996          20,695
Clarent Hospital Corp. (4) (5)                                                            484,684               -             242
                                                                                                         $ 56,818     $ 1,296,620


The following footnotes to the summary investment portfolio apply to either the individual securities noted or one or more of the securities aggregated and listed as a single item.

(1) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $4,916,930,000, which represented 8.17% of the net assets of the fund.
(2) Coupon rate may change periodically.
(3) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(4) Security did not produce income during the last 12 months.
(5) Valued under fair value procedures adopted by authority of the Board of Directors.

ADR = American Depositary Receipts

See Notes to Financial Statements


FINANCIAL STATEMENTS

Statement of assets and liabilities
at July 31, 2005                             (dollars and shares in thousands,
                                                     except per-share amounts)

Assets:
 Investment securities at market:
  Unaffiliated issuers (cost: $51,519,935)                                           $58,645,101
  Affiliated issuers (cost: $1,197,892)                                                1,296,620                     $59,941,721
 Cash denominated in non-U.S. currencies
  (cost: $3,024)                                                                                                           3,322
 Cash                                                                                                                     53,261
 Receivables for:
  Sales of investments                                                                   139,359
  Sales of fund's shares                                                                 145,328
  Dividends and interest                                                                 376,444                         661,131
                                                                                                                      60,659,435
Liabilities:
 Payables for:
  Purchases of investments                                                               219,455
  Repurchases of fund's shares                                                            41,146
  Dividends on fund's shares                                                             205,155
  Investment advisory services                                                            10,484
  Services provided by affiliates                                                         29,361
  Deferred Directors' compensation                                                         1,887
  Other fees and expenses                                                                    379                         507,867
Net assets at July 31, 2005                                                                                          $60,151,568

Net assets consist of:
 Capital paid in on shares of capital stock                                                                          $51,222,483
 Undistributed net investment income                                                                                     501,690
 Undistributed net realized gain                                                                                       1,204,347
 Net unrealized appreciation                                                                                           7,223,048
Net assets at July 31, 2005                                                                                          $60,151,568

Total authorized capital stock - 5,500,000 shares, $.001 par value (3,219,798 total shares outstanding)

                                                          Net assets       Shares outstanding       Net asset value per share(1)

Class A                                                  $47,196,081                2,523,657                          $18.70
Class B                                                    4,135,033                  222,235                           18.61
Class C                                                    5,755,881                  309,765                           18.58
Class F                                                    1,603,140                   85,823                           18.68
Class 529-A                                                  328,233                   17,567                           18.68
Class 529-B                                                   73,999                    3,969                           18.65
Class 529-C                                                  153,169                    8,211                           18.65
Class 529-E                                                   17,305                      927                           18.66
Class 529-F                                                    5,350                      286                           18.68
Class R-1                                                     18,637                      999                           18.65
Class R-2                                                    270,437                   14,538                           18.60
Class R-3                                                    393,908                   21,100                           18.67
Class R-4                                                    120,043                    6,424                           18.69
Class R-5                                                     80,352                    4,297                           18.70

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for classes A and 529-A, for which the maximum offering prices per share were $19.84 and $19.82, respectively.

See Notes to Financial Statements



Statement of operations
for the year ended July 31, 2005                        (dollars in thousands)

Investment income:
 Income:
  Dividends (net of non-U.S. withholding
            tax of $33,453; also includes
            $55,090 from affiliates)                                         $1,523,306
  Interest (net of non-U.S. withholding
            tax of $4; also includes
            $1,728 from affiliates)                                           1,018,098                            $2,541,404

 Fees and expenses: (1)
  Investment advisory services                                                  131,860
  Distribution services                                                         188,300
  Transfer agent services                                                        28,610
  Administrative services                                                        13,025
  Reports to shareholders                                                         1,106
  Registration statement and prospectus                                           3,105
  Postage, stationery and supplies                                                3,011
  Directors' compensation                                                           601
  Auditing and legal                                                                186
  Custodian                                                                       2,674
  State and local taxes                                                               1
  Other                                                                             139
   Total fees and expenses before reimbursements/waivers                        372,618
 Less reimbursement/waiver of fees and expenses:
  Investment advisory services                                                    8,405
  Administrative services                                                           310
  Total fees and expenses after reimbursements/waivers                                                                363,903
 Net investment income                                                                                              2,177,501

Net realized gain and unrealized
 appreciation on investments
 and non-U.S. currency:
 Net realized gain (loss) on:
  Investments (including $235 net loss from affiliates)                       1,210,647
  Non-U.S. currency transactions                                                 (7,242)                            1,203,405
 Net unrealized appreciation (depreciation) on:
  Investments                                                                 3,379,489
  Non-U.S. currency translations                                                   (980)                            3,378,509
   Net realized gain and
    unrealized appreciation
    on investments and non-U.S. currency                                                                            4,581,914
Net increase in net assets resulting
 from operations                                                                                                   $6,759,415

(1) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements



Statements of changes in net assets                     (dollars in thousands)


                                                                         Year ended July 31
                                                                                       2005                            2004
Operations:
 Net investment income                                                           $2,177,501                      $1,557,944
 Net realized gain on investments and
  non-U.S. currency transactions                                                  1,203,405                         732,245
 Net unrealized appreciation
  on investments and non-U.S. currency translations                               3,378,509                       2,871,155
  Net increase in net assets
   resulting from operations                                                      6,759,415                       5,161,344

Dividends and distributions paid or accrued to
 shareholders:
 Dividends from net investment income                                            (1,825,496)                     (1,635,840)
 Distributions from net realized gain
  on investments                                                                   (377,655)                              -
   Total dividends and distributions paid or accrued
    to shareholders                                                              (2,203,151)                     (1,635,840)

Capital share transactions                                                       10,692,258                      10,818,973

Total increase in net assets                                                     15,248,522                      14,344,477

Net assets:
 Beginning of year                                                               44,903,046                      30,558,569
 End of year (including undistributed
  net investment income: $501,690 and $154,465, respectively)                   $60,151,568                     $44,903,046

See Notes to Financial Statements



NOTES TO FINANCIAL STATEMENTS

1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The Income Fund of America, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income while secondarily striving for capital growth through investments in stocks and fixed-income securities.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica(R) savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes A and 529-A       Up to 5.75%         None (except 1% for                   None
                                                certain redemptions
                                                 within one year of
                                                purchase without an
                                               initial sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes B and 529-B           None           Declines from 5% to 0%    Classes B and 529-B convert to
                                               for redemptions within         classes A and 529-A,
                                               six years of purchase    respectively, after eight years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-C               None         1% for redemptions within                None
                                                one year of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
      Class 529-E               None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
  Classes F and 529-F           None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
Classes R-1, R-2, R-3,          None                    None                          None
      R-4 and R-5
---------------------------------------------------------------------------------------------------------


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

CollegeAmerica is a registered trademark of the Virginia College Savings
Plan.(SM)

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

          SECURITY VALUATION - Equity securities are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days, are determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the fund's Board of Directors. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

          SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

          CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

          DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends paid to shareholders are declared daily from net investment income and are paid to shareholders quarterly. Distributions paid to shareholders are recorded on the ex-dividend date.

          NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

          MORTGAGE DOLLAR ROLLS - The fund may enter into mortgage dollar roll transactions in which the fund sells a mortgage-backed security to a counterparty and simultaneously enters into an agreement with the same counterparty to buy back a similar security on a specific future date at a predetermined price. Each mortgage dollar roll is treated as a financing transaction, therefore, any gain or loss is considered unrealized until the roll reaches completion. Risks may arise due to the delayed payment date and the potential inability of counterparties to complete the transaction. Income is generated as consideration for entering into these transactions and is included in interest income in the accompanying financial statements.

2.       NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. withholding taxes paid.

3.       FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities; deferred expenses; cost of investments sold; and paydowns on investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. As of July 31, 2005, the cost of investment securities for federal income tax purposes was $52,728,531,000.

During the year ended July 31, 2005, the fund reclassified $4,693,000 from undistributed net investment income to undistributed net realized gain and $87,000 from undistributed net investment income to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of July 31, 2005, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed net investment income and non-U.S. currency gains                                              $705,922
Loss deferrals related to non-U.S. currency that were realized during the period
  November 1, 2004 through July 31, 2005                                                                       (5,769)
Undistributed long-term capital gains                                                                       1,210,282
Gross unrealized appreciation on investment securities                                                      8,095,038
Gross unrealized depreciation on investment securities                                                       (881,848)
Net unrealized appreciation on investment securities                                                        7,213,190

Undistributed net investment income and non-U.S. currency gains above include non-U.S. currency losses of $2,755,000 that were realized during the period November 1, 2003, through July 31, 2004. During the year ended July 31, 2005, the fund realized, on a tax basis, a net capital gain of $1,212,777,000.

The tax character of distributions paid or accrued to shareholders was as follows (dollars in thousands):

                                                                         Year ended July 31, 2005

                                                Distributions from            Distributions from          Total distributions
                                                   ordinary income       long-term capital gains              paid or accrued
Share class
Class A                                                $ 1,507,294                     $ 299,587                  $ 1,806,881
Class B                                                    105,906                        27,212                      133,118
Class C                                                    132,396                        34,316                      166,712
Class F                                                     45,544                         9,107                       54,651
Class 529-A                                                  9,019                         1,789                       10,808
Class 529-B                                                  1,649                           447                        2,096
Class 529-C                                                  3,247                           856                        4,103
Class 529-E                                                    433                            95                          528
Class 529-F                                                    136                            25                          161
Class R-1                                                      334                            78                          412
Class R-2                                                    5,613                         1,403                        7,016
Class R-3                                                    8,959                         1,829                       10,788
Class R-4                                                    2,450                           430                        2,880
Class R-5                                                    2,516                           481                        2,997
Total                                                  $ 1,825,496                     $ 377,655                  $ 2,203,151



                                                                         Year ended July 31, 2004

                                                Distributions from            Distributions from          Total distributions
Share class
Class A                                                $ 1,387,880                             -                  $ 1,387,880
Class B                                                     96,494                             -                       96,494
Class C                                                     99,411                             -                       99,411
Class F                                                     31,594                             -                       31,594
Class 529-A                                                  6,046                             -                        6,046
Class 529-B                                                  1,278                             -                        1,278
Class 529-C                                                  2,318                             -                        2,318
Class 529-E                                                    303                             -                          303
Class 529-F                                                     72                             -                           72
Class R-1                                                      166                             -                          166
Class R-2                                                    3,089                             -                        3,089
Class R-3                                                    4,239                             -                        4,239
Class R-4                                                      738                             -                          738
Class R-5                                                    2,212                             -                        2,212
Total                                                  $ 1,635,840                             -                  $ 1,635,840

4.       FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. At the beginning of the year, these fees were based on a declining series of annual rates beginning with 0.250% on the first $500 million of daily net assets and decreasing to 0.129% on such assets in excess of $44 billion. The Board of Directors approved an amended agreement effective January 1, 2005, continuing the series of rates to include an additional annual rate of 0.127% on daily net assets in excess of $55 billion. The agreement also provides for monthly fees, accrued daily, of 2.25% of the fund's monthly gross income. CRMC is currently waiving a portion of investment advisory fees. From September 1, 2004, through March 31, 2005, CRMC waived 5% of these fees and increased the waiver to 10% on April 1, 2005. During the year ended July 31, 2005, total investment advisory services fees waived by CRMC were $8,405,000. As a result, the fee shown on the accompanying financial statements of $131,860,000, which was equivalent to an annualized rate of 0.249%, was reduced to $123,455,000, or 0.233% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

          DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of
          Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the Board of Directors has limited amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. The remaining amounts available to be paid under each plan are paid to selling dealers to compensate them for their selling activities.

          For classes A and 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of July 31, 2005, there were no unreimbursed expenses subject to reimbursement for classes A or 529-A.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                      0.25%                         0.25%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class 529-A                                                  0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes B and 529-B                                          1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes C, 529-C and R-1                                     1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class R-2                                                    0.75                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes 529-E and R-3                                        0.50                          0.75
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Classes F, 529-F and R-4                                     0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

          TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

          ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services. CRMC has agreed to pay AFS on the fund's behalf for a portion of the transfer agent services fees for some of the retirement plan share classes. For the year ended July 31, 2005, the total administrative services fees paid by CRMC were $4,000 and $306,000 for classes R-1 and R-2, respectively. Administrative services fees are presented gross of any payments made by CRMC. Each 529 share class is subject to an additional annual administrative services fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan. Although these amounts are included with administrative services fees in the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

          Expenses under the agreements described on the previous page for the year ended July 31, 2005, were as follows (dollars in thousands):

         --------------------------------------------------------------------------------------------------------------
           Share class    Distribution    Transfer agent                     Administrative services
                            services         services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
                                                                  CRMC          Transfer agent      Commonwealth of
                                                             administrative        services             Virginia
                                                                services                             administrative
                                                                                                        services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class A         $93,555          $25,980        Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class B          37,442           2,630         Not applicable     Not applicable       Not applicable
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class C          48,394         Included            $7,067              $759            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
             Class F          3,277          Included             1,860               174            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-A         456           Included             369                 29                 $ 260
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-B         631           Included              90                  24                  63
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-C        1,237          Included             175                  35                  124
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-E          69           Included              19                  2                   14
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
           Class 529-F          7            Included               6                 - *                   4
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-1          123           Included              18                 11             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-2         1,534          Included              307                852            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-3         1,403          Included              421                162            Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-4          172           Included              105                 7             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
            Class R-5    Not applicable      Included              66                  2             Not applicable
                                                in
                                          administrative
                                             services
         --------------------------------------------------------------------------------------------------------------
         --------------------------------------------------------------------------------------------------------------
              Total         $188,300          $28,610           $10,503             $2,057                $465
         --------------------------------------------------------------------------------------------------------------
         *Amount less than one thousand.


DEFERRED DIRECTORS' COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' compensation of $601,000, shown on the accompanying financial statements, includes $388,000 in current fees (either paid in cash or deferred) and a net increase of $213,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

5.       CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

                                                                                                            Reinvestments of
Share class                                                            Sales(1)                        dividends and distributions
                                                                 Amount          Shares                   Amount          Shares
Year ended July 31, 2005
Class A                                                     $ 9,640,392         532,521              $ 1,565,111          86,078
Class B                                                         755,566          42,102                  111,888           6,179
Class C                                                       1,867,364         103,792                  133,316           7,372
Class F                                                         660,579          36,521                   41,363           2,276
Class 529-A                                                     114,656           6,328                   10,343             569
Class 529-B                                                      17,625             977                    2,028             112
Class 529-C                                                      52,313           2,889                    3,934             216
Class 529-E                                                       5,928             328                      504              27
Class 529-F                                                       2,757             152                      149               8
Class R-1                                                        13,146             724                      374              20
Class R-2                                                       143,180           7,950                    6,558             362
Class R-3                                                       241,450          13,332                    9,950             547
Class R-4                                                        97,347           5,337                    2,546             140
Class R-5                                                        24,245           1,332                    1,947             107
Total net increase
   (decrease)                                              $ 13,636,548         754,285              $ 1,890,011         104,013

Year ended July 31, 2004
Class A                                                     $ 9,206,376         549,512              $ 1,103,176          66,213
Class B                                                       1,101,061          66,441                   75,097           4,529
Class C                                                       1,949,484         117,251                   74,955           4,517
Class F                                                         574,424          34,311                   22,212           1,330
Class 529-A                                                      92,062           5,493                    5,362             321
Class 529-B                                                      20,391           1,222                    1,143              68
Class 529-C                                                      48,073           2,875                    2,065             124
Class 529-E                                                       4,740             283                      270              16
Class 529-F                                                       2,187             130                       62               4
Class R-1                                                         6,192             371                      144               9
Class R-2                                                        94,869           5,672                    2,697             162
Class R-3                                                       144,994           8,700                    3,667             219
Class R-4                                                        23,901           1,420                      638              38
Class R-5                                                        18,243           1,090                    1,123              67
Total net increase
   (decrease)                                              $ 13,286,997         794,771              $ 1,292,611          77,617



Share class                                                           Repurchases(1)                           Net increase
                                                                  Amount          Shares                  Amount          Shares
Year ended July 31, 2005
Class A                                                     $ (3,709,618)       (204,836)            $ 7,495,885         413,763
Class B                                                         (287,281)        (15,953)                580,173          32,328
Class C                                                         (485,019)        (26,922)              1,515,661          84,242
Class F                                                         (208,234)        (11,499)                493,708          27,298
Class 529-A                                                      (13,713)           (756)                111,286           6,141
Class 529-B                                                       (2,180)           (121)                 17,473             968
Class 529-C                                                       (8,587)           (473)                 47,660           2,632
Class 529-E                                                         (618)            (34)                  5,814             321
Class 529-F                                                         (763)            (43)                  2,143             117
Class R-1                                                         (3,977)           (218)                  9,543             526
Class R-2                                                        (34,869)         (1,935)                114,869           6,377
Class R-3                                                        (56,185)         (3,110)                195,215          10,769
Class R-4                                                        (14,255)           (782)                 85,638           4,695
Class R-5                                                         (9,002)           (498)                 17,190             941
Total net increase
   (decrease)                                               $ (4,834,301)       (267,180)           $ 10,692,258         591,118

Year ended July 31, 2004
Class A                                                     $ (3,062,800)       (182,922)            $ 7,246,752         432,803
Class B                                                         (204,546)        (12,236)                971,612          58,734
Class C                                                         (281,356)        (16,825)              1,743,083         104,943
Class F                                                         (129,030)         (7,671)                467,606          27,970
Class 529-A                                                       (6,789)           (402)                 90,635           5,412
Class 529-B                                                       (1,439)            (85)                 20,095           1,205
Class 529-C                                                       (4,315)           (256)                 45,823           2,743
Class 529-E                                                         (516)            (30)                  4,494             269
Class 529-F                                                         (258)            (15)                  1,991             119
Class R-1                                                           (874)            (52)                  5,462             328
Class R-2                                                        (17,214)         (1,031)                 80,352           4,803
Class R-3                                                        (37,073)         (2,254)                111,588           6,665
Class R-4                                                         (8,520)           (523)                 16,019             935
Class R-5                                                         (5,905)           (358)                 13,461             799
Total net increase
   (decrease)                                               $ (3,760,635)       (224,660)           $ 10,818,973         647,728

(1) Includes exchanges between share classes of the fund.

6.       INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $21,069,039,000 and $11,608,756,000, respectively, during the year ended July 31, 2005.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended July 31, 2005, the custodian fee of $2,674,000, shown on the accompanying financial statements, includes $450,000 that was offset by this reduction, rather than paid in cash.



Financial highlights(1)

                                                                                    Income (loss) from investment operations(2)
                                                                                                             Net
                                                                      Net asset                    gains (losses)
                                                                         value,            Net     on securities      Total from
                                                                      beginning     investment    (both realized      investment
                                                                      of period         income    and unrealized)     operations
Class A:
 Year ended 7/31/2005                                                    $17.10           $.77             $1.61           $2.38
 Year ended 7/31/2004                                                     15.44            .70              1.70            2.40
 Year ended 7/31/2003                                                     14.49            .72               .98            1.70
 Year ended 7/31/2002                                                     16.44            .74             (1.73)           (.99)
 Year ended 7/31/2001                                                     15.43            .83              1.46            2.29
Class B:
 Year ended 7/31/2005                                                     17.01            .63              1.61            2.24
 Year ended 7/31/2004                                                     15.36            .56              1.69            2.25
 Year ended 7/31/2003                                                     14.42            .61               .97            1.58
 Year ended 7/31/2002                                                     16.39            .61             (1.73)          (1.12)
 Year ended 7/31/2001                                                     15.39            .72              1.46            2.18
Class C:
 Year ended 7/31/2005                                                     16.99            .61              1.60            2.21
 Year ended 7/31/2004                                                     15.34            .55              1.69            2.24
 Year ended 7/31/2003                                                     14.41            .59               .97            1.56
 Year ended 7/31/2002                                                     16.37            .59             (1.71)          (1.12)
 Period from 3/15/2001 to 7/31/2001                                       15.85            .21               .48             .69
Class F:
 Year ended 7/31/2005                                                     17.08            .75              1.61            2.36
 Year ended 7/31/2004                                                     15.42            .67              1.71            2.38
 Year ended 7/31/2003                                                     14.47            .71               .97            1.68
 Year ended 7/31/2002                                                     16.44            .71             (1.73)          (1.02)
 Period from 3/15/2001 to 7/31/2001                                       15.89            .27               .48             .75
Class 529-A:
 Year ended 7/31/2005                                                     17.08            .75              1.61            2.36
 Year ended 7/31/2004                                                     15.42            .68              1.70            2.38
 Year ended 7/31/2003                                                     14.48            .71               .97            1.68
 Period from 2/15/2002 to 7/31/2002                                       15.76            .31             (1.20)           (.89)
Class 529-B:
 Year ended 7/31/2005                                                     17.05            .59              1.61            2.20
 Year ended 7/31/2004                                                     15.36            .53              1.70            2.23
 Year ended 7/31/2003                                                     14.46            .58               .97            1.55
 Period from 2/19/2002 to 7/31/2002                                       15.63            .25             (1.06)           (.81)
Class 529-C:
 Year ended 7/31/2005                                                     17.06            .59              1.60            2.19
 Year ended 7/31/2004                                                     15.39            .53              1.71            2.24
 Year ended 7/31/2003                                                     14.46            .58               .97            1.55
 Period from 2/19/2002 to 7/31/2002                                       15.63            .25             (1.06)           (.81)
Class 529-E:
 Year ended 7/31/2005                                                     17.06            .69              1.61            2.30
 Year ended 7/31/2004                                                     15.40            .62              1.70            2.32
 Year ended 7/31/2003                                                     14.47            .66               .96            1.62
 Period from 2/25/2002 to 7/31/2002                                       15.81            .27             (1.23)           (.96)
Class 529-F:
 Year ended 7/31/2005                                                     17.08            .75              1.60            2.35
 Year ended 7/31/2004                                                     15.42            .67              1.69            2.36
 Period from 9/17/2002 to 7/31/2003                                       14.11            .60              1.24            1.84




Financial highlights(1)                                            (continued)

                                                                                    Income (loss) from investment operations(2)
                                                                                                             Net
                                                                      Net asset                     gains(losses)
                                                                         value,            Net     on securities      Total from
                                                                      beginning     investment    (both realized      investment
                                                                      of period         income    and unrealized)     operations
Class R-1:
 Year ended 7/31/2005                                                    $17.05           $.61             $1.61           $2.22
 Year ended 7/31/2004                                                     15.39            .55              1.70            2.25
 Year ended 7/31/2003                                                     14.47            .60               .96            1.56
 Period from 6/17/2002 to 7/31/2002                                       15.65            .06             (1.24)          (1.18)
Class R-2:
 Year ended 7/31/2005                                                     17.01            .61              1.60            2.21
 Year ended 7/31/2004                                                     15.36            .55              1.69            2.24
 Year ended 7/31/2003                                                     14.48            .59               .95            1.54
 Period from 5/31/2002 to 7/31/2002                                       16.26            .09             (1.69)          (1.60)
Class R-3:
 Year ended 7/31/2005                                                     17.07            .70              1.60            2.30
 Year ended 7/31/2004                                                     15.41            .62              1.70            2.32
 Year ended 7/31/2003                                                     14.48            .65               .98            1.63
 Period from 6/4/2002 to 7/31/2002                                        16.09            .09             (1.51)          (1.42)
Class R-4:
 Year ended 7/31/2005                                                     17.09            .76              1.60            2.36
 Year ended 7/31/2004                                                     15.43            .68              1.70            2.38
 Year ended 7/31/2003                                                     14.49            .70               .98            1.68
 Period from 6/27/2002 to 7/31/2002                                       15.25            .08              (.84)           (.76)
Class R-5:
 Year ended 7/31/2005                                                     17.10            .80              1.61            2.41
 Year ended 7/31/2004                                                     15.44            .73              1.71            2.44
 Year ended 7/31/2003                                                     14.49            .75               .98            1.73
 Period from 5/15/2002 to 7/31/2002                                       16.31            .15             (1.77)          (1.62)


Financial highlights(1)

                                                                             Dividends and distributions

                                                                      Dividends
                                                                      (from net   Distributions              Total      Net asset
                                                                     investment   (from capital      dividends and     value, end
                                                                         income)          gains)     distributions      of period
Class A:
 Year ended 7/31/2005                                                     $(.65)          $(.13)             $(.78)        $18.70
 Year ended 7/31/2004                                                      (.74)              -               (.74)         17.10
 Year ended 7/31/2003                                                      (.73)           (.02)              (.75)         15.44
 Year ended 7/31/2002                                                      (.80)           (.16)              (.96)         14.49
 Year ended 7/31/2001                                                      (.80)           (.48)             (1.28)         16.44
Class B:
 Year ended 7/31/2005                                                      (.51)           (.13)              (.64)         18.61
 Year ended 7/31/2004                                                      (.60)              -               (.60)         17.01
 Year ended 7/31/2003                                                      (.62)           (.02)              (.64)         15.36
 Year ended 7/31/2002                                                      (.69)           (.16)              (.85)         14.42
 Year ended 7/31/2001                                                      (.70)           (.48)             (1.18)         16.39
Class C:
 Year ended 7/31/2005                                                      (.49)           (.13)              (.62)         18.58
 Year ended 7/31/2004                                                      (.59)              -               (.59)         16.99
 Year ended 7/31/2003                                                      (.61)           (.02)              (.63)         15.34
 Year ended 7/31/2002                                                      (.68)           (.16)              (.84)         14.41
 Period from 3/15/2001 to 7/31/2001                                        (.17)              -               (.17)         16.37
Class F:
 Year ended 7/31/2005                                                      (.63)           (.13)              (.76)         18.68
 Year ended 7/31/2004                                                      (.72)              -               (.72)         17.08
 Year ended 7/31/2003                                                      (.71)           (.02)              (.73)         15.42
 Year ended 7/31/2002                                                      (.79)           (.16)              (.95)         14.47
 Period from 3/15/2001 to 7/31/2001                                        (.20)              -               (.20)         16.44
Class 529-A:
 Year ended 7/31/2005                                                      (.63)           (.13)              (.76)         18.68
 Year ended 7/31/2004                                                      (.72)              -               (.72)         17.08
 Year ended 7/31/2003                                                      (.72)           (.02)              (.74)         15.42
 Period from 2/15/2002 to 7/31/2002                                        (.39)              -               (.39)         14.48
Class 529-B:
 Year ended 7/31/2005                                                      (.47)           (.13)              (.60)         18.65
 Year ended 7/31/2004                                                      (.54)              -               (.54)         17.05
 Year ended 7/31/2003                                                      (.63)           (.02)              (.65)         15.36
 Period from 2/19/2002 to 7/31/2002                                        (.36)              -               (.36)         14.46
Class 529-C:
 Year ended 7/31/2005                                                      (.47)           (.13)              (.60)         18.65
 Year ended 7/31/2004                                                      (.57)              -               (.57)         17.06
 Year ended 7/31/2003                                                      (.60)           (.02)              (.62)         15.39
 Period from 2/19/2002 to 7/31/2002                                        (.36)              -               (.36)         14.46
Class 529-E:
 Year ended 7/31/2005                                                      (.57)           (.13)              (.70)         18.66
 Year ended 7/31/2004                                                      (.66)              -               (.66)         17.06
 Year ended 7/31/2003                                                      (.67)           (.02)              (.69)         15.40
 Period from 2/25/2002 to 7/31/2002                                        (.38)              -               (.38)         14.47
Class 529-F:
 Year ended 7/31/2005                                                      (.62)           (.13)              (.75)         18.68
 Year ended 7/31/2004                                                      (.70)              -               (.70)         17.08
 Period from 9/17/2002 to 7/31/2003                                        (.51)           (.02)              (.53)         15.42




Financial highlights(1)                                              (continued)

                                                                            Dividends and distributions

                                                                      Dividends
                                                                      (from net   Distributions              Total      Net asset
                                                                     investment   (from capital      dividends and     value, end
                                                                         income)          gains)     distributions      of period
Class R-1:
 Year ended 7/31/2005                                                     $(.49)          $(.13)             $(.62)        $18.65
 Year ended 7/31/2004                                                      (.59)              -               (.59)         17.05
 Year ended 7/31/2003                                                      (.62)           (.02)              (.64)         15.39
 Period from 6/17/2002 to 7/31/2002                                           -               -                  -          14.47
Class R-2:
 Year ended 7/31/2005                                                      (.49)           (.13)              (.62)         18.60
 Year ended 7/31/2004                                                      (.59)              -               (.59)         17.01
 Year ended 7/31/2003                                                      (.64)           (.02)              (.66)         15.36
 Period from 5/31/2002 to 7/31/2002                                        (.18)              -               (.18)         14.48
Class R-3:
 Year ended 7/31/2005                                                      (.57)           (.13)              (.70)         18.67
 Year ended 7/31/2004                                                      (.66)              -               (.66)         17.07
 Year ended 7/31/2003                                                      (.68)           (.02)              (.70)         15.41
 Period from 6/4/2002 to 7/31/2002                                         (.19)              -               (.19)         14.48
Class R-4:
 Year ended 7/31/2005                                                      (.63)           (.13)              (.76)         18.69
 Year ended 7/31/2004                                                      (.72)              -               (.72)         17.09
 Year ended 7/31/2003                                                      (.72)           (.02)              (.74)         15.43
 Period from 6/27/2002 to 7/31/2002                                           -               -                  -          14.49
Class R-5:
 Year ended 7/31/2005                                                      (.68)           (.13)              (.81)         18.70
 Year ended 7/31/2004                                                      (.78)              -               (.78)         17.10
 Year ended 7/31/2003                                                      (.76)           (.02)              (.78)         15.44
 Period from 5/15/2002 to 7/31/2002                                        (.20)              -               (.20)         14.49



Financial highlights(1)


                                                                           Ratio of expenses   Ratio of expenses
                                                                              to average net      to average net        Ratio of
                                                             Net assets,       assets before        assets after      net income
                                                    Total  end of period     reimbursements/     reimbursements/      to average
                                                return (3)  (in millions)            waivers         waivers (4)      net assets
Class A:
 Year ended 7/31/2005                              14.12%        $47,196                .55%                .54%           4.26%
 Year ended 7/31/2004                               15.76         36,075                 .57                 .57            4.15
 Year ended 7/31/2003                               12.18         25,891                 .61                 .61            4.98
 Year ended 7/31/2002                               (6.35)        19,585                 .61                 .61            4.66
 Year ended 7/31/2001                               15.53         19,519                 .62                 .62            5.18
Class B:
 Year ended 7/31/2005                               13.32          4,135                1.34                1.32            3.48
 Year ended 7/31/2004                               14.84          3,231                1.35                1.35            3.37
 Year ended 7/31/2003                               11.37          2,015                1.39                1.39            4.17
 Year ended 7/31/2002                               (7.14)           800                1.37                1.37            3.88
 Year ended 7/31/2001                               14.77            254                1.38                1.38            4.15
Class C:
 Year ended 7/31/2005                               13.17          5,756                1.43                1.41            3.38
 Year ended 7/31/2004                               14.75          3,833                1.44                1.44            3.26
 Year ended 7/31/2003                               11.23          1,850                1.48                1.48            4.07
 Year ended 7/31/2002                               (7.17)           614                1.48                1.48            3.77
 Period from 3/15/2001 to 7/31/2001                  4.35             89                 .62                 .62            1.28
Class F:
 Year ended 7/31/2005                               14.01          1,603                 .67                 .65            4.14
 Year ended 7/31/2004                               15.65          1,000                 .69                 .69            4.02
 Year ended 7/31/2003                               12.11            471                 .72                 .72            4.83
 Year ended 7/31/2002                               (6.56)           156                 .73                 .73            4.52
 Period from 3/15/2001 to 7/31/2001                  4.71             22                 .31                 .31            1.58
Class 529-A:
 Year ended 7/31/2005                               13.98            328                 .70                 .68            4.13
 Year ended 7/31/2004                               15.61            195                 .67                 .67            4.06
 Year ended 7/31/2003                               12.10             93                 .68                 .68            4.87
 Period from 2/15/2002 to 7/31/2002                 (5.83)            24                 .37                 .37            2.02
Class 529-B:
 Year ended 7/31/2005                               13.05             74                1.55                1.53            3.28
 Year ended 7/31/2004                               14.67             51                1.57                1.57            3.16
 Year ended 7/31/2003                               11.10             28                1.60                1.60            3.95
 Period from 2/19/2002 to 7/31/2002                 (5.40)             7                 .71                 .71            1.62
Class 529-C:
 Year ended 7/31/2005                               13.00            153                1.54                1.52            3.29
 Year ended 7/31/2004                               14.69             95                1.56                1.56            3.17
 Year ended 7/31/2003                               11.10             44                1.59                1.59            3.96
 Period from 2/19/2002 to 7/31/2002                 (5.40)            12                 .70                 .70            1.63
Class 529-E:
 Year ended 7/31/2005                               13.63             17                1.02                1.01            3.80
 Year ended 7/31/2004                               15.24             10                1.04                1.04            3.69
 Year ended 7/31/2003                               11.66              5                1.06                1.06            4.48
 Period from 2/25/2002 to 7/31/2002                 (6.24)             1                 .45                 .45            1.79
Class 529-F:
 Year ended 7/31/2005                               13.96              5                 .70                 .68            4.14
 Year ended 7/31/2004                               15.53              3                 .79                 .79            3.95
 Period from 9/17/2002 to 7/31/2003                 13.38              1                 .81 (5)             .81 (5)        4.68 (5)




Financial highlights(1)                                             (continued)


                                                                           Ratio of expenses   Ratio of expenses
                                                                              to average net      to average net        Ratio of
                                                             Net assets,       assets before        assets after      net income
                                                    Total  end of period     reimbursements/     reimbursements/      to average
                                                   return   (in millions)            waivers             waivers (4)  net assets
Class R-1:
 Year ended 7/31/2005                              13.15%            $19               1.50%               1.45%           3.36%
 Year ended 7/31/2004                               14.75              8                1.55                1.48            3.27
 Year ended 7/31/2003                               11.19              2                1.92                1.50            4.02
 Period from 6/17/2002 to 7/31/2002                 (7.54)             - (6)             .32                 .18             .42
Class R-2:
 Year ended 7/31/2005                               13.16            271                1.58                1.42            3.39
 Year ended 7/31/2004                               14.75            139                1.75                1.44            3.30
 Year ended 7/31/2003                               11.12             52                1.81                1.46            4.02
 Period from 5/31/2002 to 7/31/2002                 (9.95)             1                 .29                 .24             .66
Class R-3:
 Year ended 7/31/2005                               13.68            394                 .97                 .96            3.85
 Year ended 7/31/2004                               15.25            176                1.02                1.02            3.70
 Year ended 7/31/2003                               11.68             56                1.12                1.08            4.42
 Period from 6/4/2002 to 7/31/2002                  (8.90)             1                 .19                 .17             .61
Class R-4:
 Year ended 7/31/2005                               14.00            120                 .67                 .65            4.17
 Year ended 7/31/2004                               15.64             30                 .69                 .69            4.05
 Year ended 7/31/2003                               12.07             12                 .72                 .72            4.81
 Period from 6/27/2002 to 7/31/2002                 (4.98)             - (6)            5.11                 .03             .52
Class R-5:
 Year ended 7/31/2005                               14.33             81                 .37                 .35            4.45
 Year ended 7/31/2004                               16.01             57                 .37                 .37            4.35
 Year ended 7/31/2003                               12.43             39                 .40                 .40            5.17
 Period from 5/15/2002 to 7/31/2002                 (9.99)            22                 .09                 .09             .97


                                                                                Year ended July 31
                                                                 2005       2004        2003        2002      2001

Portfolio turnover rate for all classes of shares                 24%        27%         28%         36%       44%


(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain reimbursements/waivers from CRMC. During the year ended 7/31/2005, CRMC reduced fees for investment advisory services for all share classes. In addition, during the start-up period for the retirement plan share classes (except Class R-5), CRMC agreed to pay a portion of the fees related to transfer agent services.
(5) Annualized.
(6) Amount less than $1 million.


See Notes to Financial Statements


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of The Income Fund of America, Inc.:

We have audited the accompanying statement of assets and liabilities of The Income Fund of America, Inc. (the "Fund"), including the summary investment portfolio, as of July 31, 2005, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Income Fund of America, Inc. as of July 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Costa Mesa, California
September 9, 2005


TAX INFORMATION                                                     (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund's fiscal year ending July 31, 2005.

During  the  fiscal  year  ended,  the  fund  paid  a  long-term   capital  gain
distribution of $377,655,000. A portion of this amount was distributed to shareholders in redemption of their shares.

Individual shareholders are eligible for reduced tax rates on qualified dividend income. The fund designates $1,523,819,000 of the dividends received as qualified dividend income.

Corporate shareholders may exclude up to 70% of qualifying dividends. The fund designates $1,044,068,000 of dividends received as qualified dividend income.

For state tax purposes, certain states may exempt from income taxation that portion of the income dividends paid by the fund that were derived from direct U.S. government obligations. The fund designates $40,750,000 as interest derived on direct U.S. government obligations.

INDIVIDUAL SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2006 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2005 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


EXPENSE EXAMPLE                                                       unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2005, through July 31, 2005).

ACTUAL EXPENSES:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain shareholders, such as Individual Retirement Accounts and CollegeAmerica accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F and Class 529-F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                               Beginning account       Ending account          Expenses paid           Annualized
                                                  value 2/1/2005      value 7/31/2005       during period(1)        expense ratio

Class A -- actual return                               $1,000.00            $1,044.88                  $2.74                 .54%
Class A -- assumed 5% return                            1,000.00             1,022.12                   2.71                 .54
Class B -- actual return                                1,000.00             1,041.07                   6.68                1.32
Class B -- assumed 5% return                            1,000.00             1,018.25                   6.61                1.32
Class C -- actual return                                1,000.00             1,040.70                   7.13                1.41
Class C -- assumed 5% return                            1,000.00             1,017.80                   7.05                1.41
Class F -- actual return                                1,000.00             1,044.37                   3.24                 .64
Class F -- assumed 5% return                            1,000.00             1,021.62                   3.21                 .64
Class 529-A -- actual return                            1,000.00             1,044.15                   3.50                 .69
Class 529-A -- assumed 5% return                        1,000.00             1,021.37                   3.46                 .69
Class 529-B -- actual return                            1,000.00             1,040.54                   7.69                1.52
Class 529-B -- assumed 5% return                        1,000.00             1,017.26                   7.60                1.52
Class 529-C -- actual return                            1,000.00             1,040.00                   7.64                1.51
Class 529-C -- assumed 5% return                        1,000.00             1,017.31                   7.55                1.51
Class 529-E -- actual return                            1,000.00             1,042.65                   5.06                1.00
Class 529-E -- assumed 5% return                        1,000.00             1,019.84                   5.01                1.00
Class 529-F -- actual return                            1,000.00             1,044.44                   3.14                 .62
Class 529-F -- assumed 5% return                        1,000.00             1,021.72                   3.11                 .62
Class R-1 -- actual return                              1,000.00             1,040.35                   7.28                1.44
Class R-1 -- assumed 5% return                          1,000.00             1,017.65                   7.20                1.44
Class R-2 -- actual return                              1,000.00             1,040.67                   7.13                1.41
Class R-2 -- assumed 5% return                          1,000.00             1,017.80                   7.05                1.41
Class R-3 -- actual return                              1,000.00             1,043.44                   4.76                 .94
Class R-3 -- assumed 5% return                          1,000.00             1,020.13                   4.71                 .94
Class R-4 -- actual return                              1,000.00             1,044.35                   3.29                 .65
Class R-4 -- assumed 5% return                          1,000.00             1,021.57                   3.26                 .65
Class R-5 -- actual return                              1,000.00             1,046.44                   1.78                 .35
Class R-5 -- assumed 5% return                          1,000.00             1,023.06                   1.76                 .35

(1) Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (181), and divided by 365 (to reflect the one-half year period).



OTHER SHARE CLASS RESULTS                                             unaudited

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com.

Class B, Class C, Class F and Class 529
Average annual total returns for periods ended June 30, 2005 (the most recent calendar quarter):

                                                                             1 year            5 years        Life of class
Class B shares -- first sold 3/15/00
Reflecting applicable contingent deferred sales charge
     (CDSC), maximum of 5%, payable only if shares
     are sold within six years of purchase                                    +5.48%           +8.64%            +8.87%
Not reflecting CDSC                                                          +10.48%           +8.93%            +9.00%

Class C shares -- first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only if
     shares are sold within one year of purchase                              +9.38%               --             +7.63%
Not reflecting CDSC                                                          +10.38%               --             +7.63%

Class F shares(1) -- first sold 3/15/01
Not reflecting annual asset-based fee
     charged by sponsoring firm                                              +11.21%               --             +8.44%

Class 529-A shares(2) -- first sold 2/15/02
Reflecting 5.75% maximum sales charge                                         +4.80%               --             +7.71%
Not reflecting maximum sales charge                                          +11.20%               --             +9.61%

Class 529-B shares(2) -- first sold 2/19/02
Reflecting applicable CDSC, maximum of 5%,
     payable only if shares are sold
     within six years of purchase                                             +5.21%               --             +8.24%
Not reflecting CDSC                                                          +10.21%               --             +8.97%

Class 529-C shares(2) -- first sold 2/19/02
Reflecting CDSC, maximum of 1%, payable only if
     shares are sold within one year of purchase                              +9.28%               --             +8.98%
Not reflecting CDSC                                                          +10.28%               --             +8.98%

Class 529-E shares(1,2) -- first sold 2/25/02                                 +10.78%               --             +9.21%

Class 529-F shares(1,2) -- first sold 9/17/02
Not reflecting annual asset-based fee charged
     by sponsoring firm                                                      +11.14%               --            +14.61%

The fund's investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect these waivers, without which they would have been lower. Please see the Financial Highlights table on page 29 for details.

(1) These shares are sold without any initial or contingent deferred sales charge.
(2) Results shown do not reflect the $10 initial account set up fee and an annual $10 account maintenance fee.


BOARD OF DIRECTORS

"NON-INTERESTED" DIRECTORS

                                             Year first
                                               elected
                                             a Director
Name and age                               of the fund(1)     Principal occupation(s) during past five years

Robert A. Fox, 68                               1972          Managing General Partner, Fox Investments LP; former Professor,
                                                              University of California; retired  President and CEO, Foster Farms
                                                              (poultry producer)

Leonade D. Jones, 57                            1993          Co-founder, VentureThink LLC (developed and managed e-commerce
Chairman of the Board                                         businesses) and Versura Inc. (education loan exchange); former
(Independent and Non-Executive)                               Treasurer, The Washington Post Company

John M. Lillie, 68                              2003          Business consultant; former President, Sequoia Associates LLC
                                                              (investment firm specializing in medium-size buyouts); former Vice
                                                              Chairman of the Board, Gap Inc. (specialty apparel retailing)

John G. McDonald, 68                            1976          Professor of Finance, Graduate School of Business, Stanford University

James K. Peterson, 64                           1999          Managing Director, Oak Glen Consultancy, LLC (consulting services to charitable organizations, pension funds and other financial management companies)

Henry E. Riggs, 70                              1989          President Emeritus, Keck Graduate Institute of Applied Life Sciences

Isaac Stein, 58                                 2004          President, Waverly Associates (private investment fund); Managing
                                                              Director, Technogen Associates L.P. (venture capital partnership);
                                                              Chairman Emeritus, Stanford University Board of Trustees

Patricia K. Woolf, Ph.D., 71                    1985          Private investor; corporate director; former Lecturer, Department of
                                                              Molecular Biology, Princeton University


"NON-INTERESTED" DIRECTORS

                                              Number of
                                             portfolios
                                               in fund
                                             complex(2)
                                             overseen by
Name and age                                  Director        Other directorships(3) held by Director

Robert A. Fox, 68                                 7           Crompton Corporation

Leonade D. Jones, 57                              6           None
Chairman of the Board
(Independent and Non-Executive)

John M. Lillie, 68                                2           None

John G. McDonald, 68                              8           iStar Financial, Inc.; Plum Creek Timber Co.; Scholastic Corporation;
                                                              Varian, Inc.

James K. Peterson, 64                             2           None

Henry E. Riggs, 70                                4           None

Isaac Stein, 58                                   2           Maxygen, Inc.

Patricia K. Woolf, Ph.D., 71                      6           Crompton Corporation; First Energy Corporation


"INTERESTED" DIRECTOR(4)

                                             Year first
                                             elected a
                                             Director or      Principal occupation(s) during past five years and
Name, age and                                officer of       positions held with affiliated entities or the principal
position with fund                          the fund(1)       underwriter of the fund

Stephen E. Bepler, 63                           1993          Senior Vice President, Capital Research Company(5)
Vice Chairman of the Board


"INTERESTED" DIRECTOR(4)

                                              Number of
                                             portfolios
                                               in fund
                                             complex(2)
Name, age and                                overseen by
position with fund                            Director        Other directorships(3) held by Director

Stephen E. Bepler, 63                             1           None
Vice Chairman of the Board


OTHER OFFICERS
                                             Year first
                                               elected        Principal occupation(s) during past five years
Name, age and                                an officer       and positions held with affiliated entities or
position with fund                         of the fund(1)     the principal underwriter of the fund

Hilda L. Applbaum, 44                           1998          Senior Vice President, Capital Research Company(5)
President

Abner D. Goldstine, 75                          1993          Senior Vice President and Director, Capital Research
Senior Vice President                                         and Management Company

Paul G. Haaga, Jr., 56                          1994          Executive Vice President and Director, Capital
Senior Vice President                                         Research and Management Company; Director, The Capital Group
                                                              Companies, Inc.(5)

Dina N. Perry, 59                               1994          Senior Vice President, Capital Research and
Senior Vice President                                         Management Company; Director, Capital Research Company(5)

David C. Barclay, 48                            1998          Senior Vice President, Capital Research and
Vice President                                                Management Company; Director, The Capital Group Companies, Inc.(5)

Mark R. Macdonald, 46                           2004          Senior Vice President and Director, Capital Research
Vice President                                                and Management Company

Mary E. Sheridan, 55                            2004          Vice President, Capital Research Company(5)
Vice President

John H. Smet, 49                                1994          Senior Vice President, Capital Research and
Vice President                                                Management Company; Director, American Funds
                                                              Distributors, Inc.(5)

Andrew B. Suzman, 38                            2004          Executive Vice President and Director, Capital
Vice President                                                Research Company;(5) Director, Capital International Research, Inc.(5)

Patrick F. Quan, 47                             1986          Vice President -- Fund Business Management
Secretary                                                     Group, Capital Research and Management Company

Jennifer M. Buchheim, 32                        2005          Assistant Vice President -- Fund Business
Treasurer                                                     Management Group, Capital Research and Management Company

R. Marcia Gould, 51                             1999          Vice President -- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION:
FUND SECRETARY.

(1) Directors and officers of the fund serve until their resignation, removal or retirement.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
(5) Company affiliated with Capital Research and Management Company.


OFFICE OF THE FUND
One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

INVESTMENT ADVISER
Capital Research and
Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

There are several ways to invest in The Income Fund of America. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.78 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge ("CDSC") of up to 5% that declines over time. Class C shares were subject to annual expenses 0.87 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.11 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE AMERICAN FUNDS AND COLLEGEAMERICA. THIS AND OTHER IMPORTANT INFORMATION IS CONTAINED IN THE FUND'S PROSPECTUS AND THE COLLEGEAMERICA PROGRAM DESCRIPTION, WHICH CAN BE OBTAINED FROM YOUR FINANCIAL ADVISER AND SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY (AFS) AT 800/421-0180 OR VISIT THE AMERICAN FUNDS WEBSITE AT AMERICANFUNDS.COM. IF YOU RESIDE IN A STATE OTHER THAN VIRGINIA, THERE MAY BE AN IN-STATE PLAN THAT OFFERS ADDITIONAL TAX BENEFITS NOT AVAILABLE IN COLLEGEAMERICA. TALK TO YOUR TAX ADVISER. INTERESTS IN COLLEGEAMERICA ARE SOLD THROUGH UNAFFILIATED INTERMEDIARIES. AMERICAN FUNDS DISTRIBUTORS IS THE DISTRIBUTOR OF COLLEGEAMERICA.

"American Funds Proxy Voting Guidelines" -- which describes how we vote proxies relating to portfolio securities -- is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete July 31, 2005, portfolio of The Income Fund of America's investments is available free of charge on the SEC website or upon request by calling AFS.

The Income Fund of America files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This form is available free of charge on the SEC website or upon request by calling AFS. You may also review or, for a fee, copy the form at the SEC's Public Reference Room in Washington, D.C. (800/SEC-0330).

This report is for the information of shareholders of The Income Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2005, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds(R)]

CollegeAmerica is sponsored by
Virginia College Savings Plan(SM)

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 30 million shareholder accounts.

OUR UNIQUE COMBINATION OF STRENGTHS INCLUDES THESE FIVE FACTORS:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we pursue a consistent strategy, focusing on each investment's long-term potential.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. More than half of them were in the investment business before the sharp market decline of 1987.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.


29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

o  GROWTH FUNDS
   Emphasis on long-term growth through stocks
   AMCAP Fund(R)
   EuroPacific Growth Fund(R)
   The Growth Fund of America(R)
   The New Economy Fund(R)
   New Perspective Fund(R)
   New World Fund(SM)
   SMALLCAP World Fund(R)

o  GROWTH-AND-INCOME FUNDS
   Emphasis on long-term growth and dividends through stocks
   American Mutual Fund(R)
   Capital World Growth and Income Fund(SM)
   Fundamental Investors(SM)
   The Investment Company of America(R)
   Washington Mutual Investors Fund(SM)

o  EQUITY-INCOME FUNDS
   Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
>  The Income Fund of America(R)

o  BALANCED FUND
   Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

o  BOND FUNDS
   Emphasis on current income through bonds
   American High-Income Trust(SM)
   The Bond Fund of America(SM)
   Capital World Bond Fund(R)
   Intermediate Bond Fund of America(R)
   U.S. Government Securities Fund(SM)

o  TAX-EXEMPT BOND FUNDS
   Emphasis on tax-free current income through municipal bonds
   American High-Income Municipal Bond Fund(R)
   Limited Term Tax-Exempt Bond Fund of America(SM)
   The Tax-Exempt Bond Fund of America(R)

   STATE-SPECIFIC TAX-EXEMPT FUNDS
   The Tax-Exempt Fund of California(R)
   The Tax-Exempt Fund of Maryland(R)
   The Tax-Exempt Fund of Virginia(R)

o  MONEY MARKET FUNDS
   The Cash Management Trust of America(R)
   The Tax-Exempt Money Fund of America(SM)
   The U.S. Treasury Money Fund of America(SM)

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. MFGEAR-906-0905P

Litho in USA BAG/LPT/8061-S4707



ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, One Market, Steuart Tower, San Francisco, California 94120.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that Isaac Stein, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4 - Principal Accountant Fees and Services

     Registrant:
          a) Audit Fees:
               2004             $83,000
               2005             $90,000
          b) Audit- Related Fees:
               2004             $6,000
               2005             $6,000
               The audit-related fees consist of assurance and related services relating to the examination of the Registrant's investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.
          c) Tax Fees:
               2004             $6,000
               2005             $6,000
               The tax fees consist of professional services relating to the preparation of the Registrant's tax returns.
          d) All Other Fees:
               2004             none
               2005             none

     Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
          a) Not Applicable
          b) Audit- Related Fees:
               2004             $338,000
               2005             $349,000
               The audit-related fees consist of assurance and related services relating to the examination of the Registrant's transfer agency and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.
          c) Tax Fees:
               2004             none
               2005             none
          d) All Other Fees:
               2004             none
               2005             none

The Registrant's Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant's auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $693,000 for fiscal year 2004 and $1,123,000 for fiscal year 2005. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors' independence.

ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.


ITEM 6 - Schedule of Investments

[logo - American Funds(R)]

THE INCOME FUND OF AMERICA(R)
INVESTMENT PORTFOLIO
July 31, 2005

                                                                                                                       Market value
Common stocks -- 64.43%                                                                                      Shares           (000)

FINANCIALS -- 17.20%
Washington Mutual, Inc.                                                                                  15,955,000        $677,768
Societe Generale                                                                                          5,432,300         594,790
Citigroup Inc.                                                                                           12,885,000         560,497
U.S. Bancorp                                                                                             16,735,000         503,054
HSBC Holdings PLC (United Kingdom)                                                                       19,731,426         320,315
HSBC Holdings PLC (Hong Kong)                                                                            10,543,396         171,457
Bank of America Corp.                                                                                    11,255,550         490,742
Wells Fargo & Co.                                                                                         7,556,800         463,534
J.P. Morgan Chase & Co.                                                                                  11,950,000         419,923
Lloyds TSB Group PLC                                                                                     44,561,400         377,766
Boston Properties, Inc.                                                                                   4,393,800         334,588
iStar Financial, Inc.(1)                                                                                  7,240,000         309,800
Equity Residential                                                                                        7,387,700         298,463
Equity Office Properties Trust                                                                            7,590,000         269,065
ING Groep NV                                                                                              8,189,076         248,176
Fannie Mae                                                                                                4,206,200         234,958
Regions Financial Corp.                                                                                   6,810,000         229,088
Fidelity National Financial, Inc.                                                                         5,792,000         228,205
Kimco Realty Corp.                                                                                        3,290,000         216,021
Wachovia Corp.                                                                                            4,250,000         214,115
Hang Lung Properties Ltd.                                                                               133,883,000         212,726
Developers Diversified Realty Corp.                                                                       4,270,000         207,821
ABN AMRO Holding NV                                                                                       7,261,976         181,667
Westpac Banking Corp.                                                                                    10,380,425         155,462
Arthur J. Gallagher & Co.(1)                                                                              5,383,200         150,137
Montpelier Re Holdings Ltd.(1)                                                                            4,120,000         147,990
Fortis                                                                                                    4,880,000         142,800
Hospitality Properties Trust                                                                              2,835,100         125,878
Banco Itau Holding Financeira SA, preferred nominative                                                      659,000         124,512
Bank of Nova Scotia                                                                                       3,600,000         122,784
Sky Financial Group, Inc.                                                                                 4,140,000         117,907
St. George Bank Ltd.                                                                                      5,624,451         113,919
Bank of New York Co., Inc.                                                                                3,675,000         113,117
PNC Financial Services Group, Inc.                                                                        2,000,000         109,640
Allied Capital Corp.                                                                                      3,848,020         109,438
XL Capital Ltd., Class A                                                                                  1,175,000          84,389
Unibail Holding                                                                                             580,000          80,217
DnB NOR ASA                                                                                               7,500,000          78,662
General Growth Properties, Inc.                                                                           1,700,000          78,166
Westfield Group                                                                                           5,530,000          75,481
Westfield Group(2)                                                                                          172,912           2,338
Health Care Property Investors, Inc.                                                                      2,442,300          68,042
Sunstone Hotel Investors, Inc.(1)                                                                         2,438,400          63,057
Allstate Corp.                                                                                              975,000          59,729
Lincoln National Corp.                                                                                    1,200,000          57,960
Marsh & McLennan Companies, Inc.                                                                          2,000,000          57,940
Regency Centers Corp.                                                                                       900,000          55,530
Archstone-Smith Trust                                                                                     1,252,000          53,210
St. Paul Travelers Companies, Inc.                                                                        1,167,400          51,389
Hysan Development Co. Ltd.                                                                               21,702,509          51,096
Fubon Financial Holding Co., Ltd.                                                                        26,830,000          26,307
Newcastle Investment Corp.                                                                                  736,000          22,742
Federal Realty Investment Trust                                                                             345,000          22,532
Beverly Hills Bancorp Inc.(1)                                                                             1,939,517          20,695
FirstMerit Corp.                                                                                            650,000          18,389
Anthracite Capital, Inc.                                                                                  1,447,700          17,300
                                                                                                                         10,343,294

UTILITIES -- 9.33%
National Grid Transco PLC                                                                                48,870,000         450,391
Exelon Corp.                                                                                              8,152,000         436,295
Consolidated Edison, Inc.                                                                                 8,685,700         418,303
Southern Co.                                                                                              9,915,000         346,926
Duke Energy Corp.                                                                                        11,242,393         332,100
E.ON AG                                                                                                   3,250,000         301,238
Dominion Resources, Inc.                                                                                  4,058,498         299,761
Ameren Corp.                                                                                              5,384,100         299,464
FirstEnergy Corp.                                                                                         5,304,780         264,072
Scottish Power PLC                                                                                       29,008,000         257,137
Public Service Enterprise Group Inc.                                                                      3,460,000         222,478
DTE Energy Co.                                                                                            4,539,100         213,338
Equitable Resources, Inc.                                                                                 2,735,000         194,322
Progress Energy, Inc.                                                                                     4,125,400         184,034
Edison International                                                                                      4,400,000         179,872
Xcel Energy Inc.                                                                                          8,180,000         158,774
PPL Corp.                                                                                                 2,500,000         153,950
Energy East Corp.                                                                                         4,883,300         136,098
Entergy Corp.                                                                                             1,651,600         128,726
American Electric Power Co., Inc.                                                                         2,500,000          96,750
NSTAR                                                                                                     3,111,200          94,363
Cinergy Corp.                                                                                             1,923,600          84,927
KeySpan Corp.                                                                                             2,060,000          83,821
AGL Resources Inc.                                                                                        2,100,000          80,745
FPL Group, Inc.                                                                                           1,500,000          64,680
MDU Resources Group, Inc.                                                                                 1,750,000          53,725
NiSource Inc.                                                                                             1,292,000          31,383
Northeast Utilities                                                                                       1,000,000          21,580
PG&E Corp.                                                                                                  550,000          20,697
                                                                                                                          5,609,950

TELECOMMUNICATION SERVICES -- 7.84%
BellSouth Corp.                                                                                          37,815,000       1,043,694
SBC Communications Inc.                                                                                  42,485,000       1,038,758
Verizon Communications Inc.                                                                              22,015,000         753,573
AT&T Corp.                                                                                               23,250,000         460,350
Chunghwa Telecom Co., Ltd. (ADR)                                                                          8,400,000         180,684
Chunghwa Telecom Co., Ltd.                                                                               35,315,000          72,139
Belgacom SA                                                                                               6,700,277         237,523
Telefonica, SA                                                                                           13,894,400         234,139
TDC A/S                                                                                                   3,759,500         169,066
Telefonos de Mexico, SA de CV, Class L (ADR)                                                              6,200,000         119,474
Royal KPN NV                                                                                             12,900,000         112,369
Vodafone Group PLC                                                                                       38,650,000          99,587
KT Corp. (ADR)                                                                                            1,755,000          38,856
KT Corp.                                                                                                    738,480          31,543
BCE Inc.                                                                                                  1,722,573          41,724
Eircom Group PLC                                                                                         13,782,900          28,259
Nextel Communications, Inc., Class A(2)                                                                     600,000          20,880
Dobson Communications Corp., Class A(2,3)                                                                 2,500,483          17,628
BT Group PLC                                                                                              3,500,000          14,004
XO Communications, Inc.(2)                                                                                    6,837              18
                                                                                                                          4,714,268

ENERGY -- 6.17%
Royal Dutch Shell PLC, Class A (ADR)                                                                     10,752,000         658,883
Royal Dutch Shell PLC, Class B                                                                            8,469,142         269,013
Royal Dutch Shell PLC, Class B (ADR)                                                                      3,021,565         192,383
Royal Dutch Shell PLC, Class A                                                                            1,340,000          41,227
Chevron Corp.                                                                                            11,998,300         696,021
Marathon Oil Corp.                                                                                       11,285,000         658,593
ENI SpA                                                                                                  11,670,000         331,298
Kinder Morgan, Inc.                                                                                       3,036,000         269,779
ConocoPhillips                                                                                            2,600,000         162,734
Occidental Petroleum Corp.                                                                                1,800,000         148,104
Enbridge Inc.                                                                                             3,100,000          89,396
Exxon Mobil Corp.                                                                                         1,385,000          81,369
TOTAL SA (ADR)                                                                                              645,000          80,625
Husky Energy Inc.                                                                                           700,000          30,239
                                                                                                                          3,709,664

CONSUMER STAPLES -- 5.74%
Altria Group, Inc.                                                                                        9,377,500         627,917
ConAgra Foods, Inc.                                                                                      18,485,000         419,794
H.J. Heinz Co.                                                                                           11,200,000         411,936
Reynolds American Inc.                                                                                    4,431,600         369,197
Sara Lee Corp.                                                                                           15,330,000         305,527
Albertson's, Inc.                                                                                        11,335,000         241,549
General Mills, Inc.                                                                                       4,950,000         234,630
Unilever NV (New York registered)                                                                         2,230,000         149,209
Unilever NV                                                                                                 500,000          33,545
Diageo PLC                                                                                               10,650,000         147,227
UST Inc.                                                                                                  2,600,000         119,652
Gallaher Group PLC                                                                                        7,186,186         102,882
Tesco PLC                                                                                                13,978,669          80,026
SABMiller PLC                                                                                             4,311,000          75,253
Imperial Tobacco Group PLC                                                                                2,765,839          71,168
Woolworths Ltd.                                                                                           3,510,482          43,657
Lion Nathan Ltd.                                                                                          3,200,000          17,957
                                                                                                                          3,451,126

MATERIALS -- 5.28%
Dow Chemical Co.                                                                                         14,567,500     $   698,512
Weyerhaeuser Co.                                                                                          9,275,000         639,790
E.I. du Pont de Nemours and Co.                                                                           8,012,800         341,986
International Paper Co.                                                                                   9,865,040         311,735
Akzo Nobel NV                                                                                             5,635,575         232,050
DSM NV                                                                                                    2,000,000         152,257
Lyondell Chemical Co.                                                                                     4,920,000         137,465
Eastman Chemical Co.                                                                                      2,000,000         110,780
RPM International, Inc.                                                                                   5,385,000         100,969
MeadWestvaco Corp.                                                                                        3,180,000          92,920
Alcoa Inc.                                                                                                3,200,000          89,760
Temple-Inland Inc.                                                                                        2,017,578          80,279
UPM-Kymmene Corp.                                                                                         4,100,000          79,735
Stora Enso Oyj, Class R                                                                                   3,264,275          43,285
Worthington Industries, Inc.                                                                              1,701,800          30,088
Holmen AB, Class B                                                                                          942,900          26,304
Freeport-McMoRan Copper & Gold Inc., Class B                                                                300,000          12,084
                                                                                                                          3,179,999

INDUSTRIALS -- 3.46%
General Electric Co.                                                                                     19,996,000         689,862
R.R. Donnelley & Sons Co.(1)                                                                             13,474,000         485,738
Emerson Electric Co.                                                                                      4,925,000         324,065
Hubbell Inc., Class B                                                                                     3,213,100         145,875
Cooper Industries, Ltd., Class A                                                                          2,100,000         135,618
Caterpillar Inc.                                                                                          2,400,000         129,384
Sandvik AB                                                                                                2,000,000          80,019
Wesfarmers Ltd.                                                                                           2,205,000          66,715
Brambles Industries PLC                                                                                   2,856,000          15,735
Singapore Technologies Engineering Ltd.                                                                   4,823,000           7,633
Delta Air Lines, Inc.(2,3)                                                                                  542,911           1,607
                                                                                                                          2,082,251

HEALTH CARE -- 3.37%
Bristol-Myers Squibb Co.                                                                                 29,393,000         734,237
Merck & Co., Inc.                                                                                        20,768,300         645,063
Pfizer Inc                                                                                                6,925,000         183,513
GlaxoSmithKline PLC                                                                                       7,670,000         180,901
Eli Lilly and Co.                                                                                         2,750,000         154,880
Wyeth                                                                                                     1,431,500          65,491
Schering-Plough Corp.                                                                                     3,000,000          62,460
Clarent Hospital Corp.(1,2,4)                                                                               484,684             242
                                                                                                                          2,026,787

CONSUMER DISCRETIONARY -- 2.87%
General Motors Corp.                                                                                     18,275,000         672,886
May Department Stores Co.                                                                                 7,793,000         319,903
ServiceMaster Co.                                                                                        13,973,750         191,999
Delphi Corp.                                                                                             22,800,000         120,840
Dixons Group PLC                                                                                         38,354,242         107,089
Kingfisher PLC                                                                                           16,678,565          75,609
Tupperware Corp.(1)                                                                                       3,125,500          66,667
KangwonLand Inc.                                                                                          4,155,395          66,610
Kesa Electricals PLC                                                                                     13,644,958          60,777
Harrah's Entertainment, Inc.                                                                                585,300          46,087
TI Automotive Ltd., Class A(2,4)                                                                          7,000,000              --
                                                                                                                          1,728,467

INFORMATION TECHNOLOGY -- 0.61%
Microsoft Corp.                                                                                          14,360,000   $     367,760
ZiLOG, Inc.(2)                                                                                              455,000           1,797
                                                                                                                            369,557

MISCELLANEOUS -- 2.56%
Other common stocks in initial period of acquisition                                                                      1,540,468


Total common stocks (cost: $31,968,337,000)                                                                              38,755,831


Preferred stocks -- 1.04%

FINANCIALS -- 0.98%
SB Treasury Co. LLC, Series A, 9.40% noncumulative preferred(3,5)                                       124,434,000         138,064
Fannie Mae, Series O, 7.00% preferred(3)                                                                  2,150,000         119,728
Fuji JGB Investment LLC, Series A, 9.87% noncumulative preferred(3,5)                                    55,950,000          62,779
IBJ Preferred Capital Co. LLC, Series A, 8.79% noncumulative preferred(3,5)                              24,300,000          26,567
HSBC Capital Funding LP, Series 1, 9.547% noncumulative step-up perpetual preferred(3,5)                 37,500,000          44,944
HSBC Capital Funding LP, Series 2, 10.176% noncumulative step-up perpetual preferred(3,5)                10,000,000          15,674
Tokai Preferred Capital Co. LLC, Series A, 9.98% noncumulative preferred(3,5)                            52,000,000          56,781
BNP Paribas Capital Trust 9.003% noncumulative trust preferred(3,5)                                      11,750,000          13,957
BNP U.S. Funding LLC, Series A, 7.738% noncumulative preferred(3,5)                                       4,200,000           4,481
Royal Bank of Scotland Group PLC, Series 3, 7.816% preference shares(5)                                  12,000,000          12,181
RBS Capital Trust I 4.709% noncumulative trust preferred(5)                                               4,550,000           4,392
Duke Realty Corp., Series B, 7.99% preferred cumulative step-up premium rate                                300,000          15,553
NB Capital Corp., Series A, 8.35% exchangeable preferred depositary shares                                  520,000          14,274
Simon Property Group, Inc., Series G, 7.89% preferred cumulative step-up premium rate                       200,000          10,875
Public Storage, Inc., Series V, 7.50% cumulative preferred depositary shares                                400,000          10,412
iStar Financial, Inc., Series F, 7.80% cumulative redeemable preferred(1)                                   400,000          10,244
ACE Ltd., Series C, 7.80% preferred depositary shares                                                       297,930           8,000
DBS Capital Funding Corp., Series A, 7.657% noncumulative guaranteed preference shares(3,5)               6,500,000           7,326
New Plan Excel Realty Trust, Inc., Series D, 7.80% preferred cumulative step-up premium rate                112,500           5,906
Nationwide Health Properties, Inc., Series A, 7.677% preferred cumulative step-up premium rate               50,000           5,217
                                                                                                                            587,355

CONSUMER DISCRETIONARY -- 0.04%
Delphi Corp., Series A, 8.25% cumulative trust preferred 2033                                             1,356,910          27,138


INFORMATION TECHNOLOGY -- 0.00%
ZiLOG, Inc. -- MOD III Inc., units(4)                                                                            513               0


TELECOMMUNICATION SERVICES -- 0.00%
XO Communications, Inc. 14.00% preferred 2009(2,4,6)                                                             12               0


MISCELLANEOUS -- 0.02%
Other preferred stocks in initial period of acquisition                                                                      10,605


Total preferred stocks (cost: $577,414,000)                                                                                 625,098




                                                                                                                       Market value
Warrants -- 0.00%                                                                                            Shares           (000)

TELECOMMUNICATION SERVICES -- 0.00%
American Tower Corp., warrants, expire 2008(2,3)                                                              3,000     $       918
XO Communications, Inc., Series A, warrants, expire 2010(2)                                                  13,674               5
XO Communications, Inc., Series B, warrants, expire 2010(2)                                                  10,256               3
XO Communications, Inc., Series C, warrants, expire 2010(2)                                                  10,256               2
Allegiance Telecom, Inc., warrants, expire 2008(2,3,4)                                                       20,000               0
GT Group Telecom Inc., warrants, expire 2010(2,3,4)                                                          15,000               0

Total warrants (cost: $818,000)                                                                                                 928


                                                                                                          Shares or
Convertible securities -- 4.79%                                                                    principal amount

INFORMATION TECHNOLOGY -- 1.12%
Sanmina Corp. 0% convertible subordinated debentures 2020                                              $161,000,000          87,544
SCI Systems, Inc. 3.00% convertible subordinated debentures 2007                                        $57,500,000          54,266
Nortel Networks Corp. 4.25% convertible notes 2008                                                      $80,000,000          75,100
Nortel Networks Corp. 4.25% convertible notes 2008(3)                                                   $40,000,000          37,550
Celestica Inc. 0% convertible debentures 2020                                                          $181,000,000         103,849
Agilent Technologies, Inc. 3.00% convertible debentures 2021(5)                                         $50,092,600          50,280
Agilent Technologies, Inc. 3.00% convertible debentures 2021(3,5)                                       $30,185,000          30,298
ASM Lithography Holding NV 5.75% convertible notes 2006(3)                                              $57,500,000          63,394
Advanced Micro Devices, Inc. 4.75% convertible debentures 2022(5)                                       $50,000,000          52,875
International Rectifier Corp. 4.25% convertible notes 2007                                              $52,000,000          50,960
Micron Technology, Inc. 2.50% convertible notes 2010(3)                                                 $32,000,000          34,840
Liberty Media Corp. 3.50% exchangeable debentures 2031                                                  $25,000,000          24,219
LSI Logic Corp. 4.00% convertible notes 2006                                                             $3,000,000           2,970
Fairchild Semiconductor Corp. 5.00% convertible notes 2008                                               $2,500,000           2,466
                                                                                                                            670,611

CONSUMER DISCRETIONARY -- 1.10%
Ford Motor Co. Capital Trust II 6.50% cumulative convertible trust preferred 2032                         9,565,300         398,969
General Motors Corp., Series B, 5.25% convertible senior debentures 2032                                $27,200,000          21,662
General Motors Corp., Series C, 6.25% convertible preferred 2033                                         $5,620,000         126,394
Amazon.com, Inc. 4.75% convertible subordinated debentures 2009                                         $59,137,000          57,363
Interpublic Group of Companies, Inc., Series A, 5.375% convertible preferred 2006                           647,000          30,085
Liberty Media Corp. 3.25% exchangeable debentures 2031                                                  $25,000,000          19,562
Six Flags, Inc. 7.25% PIERS convertible preferred 2009                                                      400,000           8,560
                                                                                                                            662,595

FINANCIALS -- 1.06%
Metropolitan Life Insurance Co., Class B, 6.375% convertible preferred 2008                               6,400,000 units   177,088
Chubb Corp. 7.00% convertible preferred 2005                                                              1,800,000 units    58,356
Chubb Corp. 7.00% convertible preferred 2006                                                              1,600,000 units    51,792
Fannie Mae 5.375% convertible preferred                                                                       1,065         101,176
Genworth Financial, Inc. 6.00% convertible preferred 2007                                                 2,400,000 units    84,144
UnumProvident Corp. 8.25% ACES convertible 2006                                                           2,100,000 units    78,855
St. Paul Companies, Inc., Series E, 9.00% convertible preferred 2005                                        600,000 units    45,378
Providian Financial Corp. 3.25% convertible debentures 2005                                             $34,500,000          34,586
XL Capital Ltd. 6.50% ACES convertible preferred 2007                                                       340,000 units     7,956
                                                                                                                            639,331

HEALTH CARE -- 0.46%
Schering-Plough Corp. 6.00% convertible preferred 2007                                                    2,499,900       $ 136,745
Baxter International Inc. 7.00% convertible preferred 2006                                                1,407,500 units    79,270
Sepracor Inc. 5.00% convertible subordinated debentures 2007                                            $46,000,000          46,057
Incyte Corp. 3.50% convertible notes 2011(3)                                                            $15,000,000          13,744
                                                                                                                            275,816

INDUSTRIALS -- 0.34%
Tyco International Group SA, Series B, 3.125% convertible debentures 2023(3)                            $50,000,000          71,875
Allied Waste Industries, Inc., Series D, 6.25%, convertible preferred 2008                                  240,000          63,667
Cummins Capital Trust I 7.00% QUIPS convertible preferred 2031                                              422,000          38,481
Cummins Capital Trust I 7.00% QUIPS convertible preferred 2031(3)                                           178,000          16,231
Kansas City Southern 4.25% convertible preferred(3)                                                          15,000          11,876
                                                                                                                            202,130

MATERIALS -- 0.20%
Freeport-McMoRan Copper & Gold Inc. 5.50% convertible preferred(3)                                           50,000          48,312
Phelps Dodge Corp., Series A, 6.75% mandatory convertible preferred shares (MEDS) 2005                      200,000          44,792
Inco Ltd. 0% convertible notes LYON 2021                                                                $26,000,000          28,438
                                                                                                                            121,542

UTILITIES -- 0.20%
PG&E Corp. 9.50% convertible note 2010                                                                  $28,000,000          80,885
American Electric Power Co., Inc. 9.25% convertible preferred 2005                                          460,000          22,039
AES Trust VII 6.00% convertible preferred 2008                                                              325,000          15,912
                                                                                                                            118,836

ENERGY -- 0.14%
El Paso Corp. 4.99% convertible preferred(3)                                                                 75,000          82,519


TELECOMMUNICATION SERVICES -- 0.10%
American Tower Corp. 5.00% convertible debentures 2010                                                  $38,100,000          37,957
Liberty Media Corp. 4.00% exchangeable debentures 2029                                                  $36,000,000          22,275
                                                                                                                             60,232

CONSUMER STAPLES -- 0.07%
Albertson's, Inc. 7.25% convertible preferred 2007                                                        1,900,000 units    43,225


MISCELLANEOUS -- 0.00%
Other convertible securities in initial period of acquisition                                                                 1,487


Total convertible securities (cost: $2,719,383,000)                                                                       2,878,324


                                                                                                   Principal amount
Bonds & notes -- 22.10%                                                                                       (000)

CONSUMER DISCRETIONARY -- 4.88%
General Motors Acceptance Corp. 6.75% 2006                                                                 $  2,000           2,016
General Motors Acceptance Corp. 6.125% 2007                                                                  13,250          13,233
General Motors Acceptance Corp. 5.85% 2009                                                                   10,000           9,668
Residential Capital Corp. 6.375% 2010(3)                                                                     14,000          14,240
General Motors Acceptance Corp. 7.75% 2010                                                                    8,360           8,448
General Motors Acceptance Corp. 6.875% 2011                                                                  96,635          93,378
General Motors Corp. 7.20% 2011                                                                              97,274          93,626
General Motors Acceptance Corp. 7.25% 2011                                                                  127,555         124,384
General Motors Acceptance Corp. 6.875% 2012                                                                  18,455          17,698
General Motors Acceptance Corp. 7.00% 2012                                                                   29,805          28,677
General Motors Corp. 7.125% 2013                                                                             27,895          26,361
General Motors Acceptance Corp. 5.53% 2014(5)                                                                22,000          20,057
Residential Capital Corp. 6.875% 2015(3)                                                                      2,500           2,607
General Motors Corp. 8.25% 2023                                                                              12,000          10,800
General Motors Acceptance Corp. 8.00% 2031                                                                    7,000           6,808
Delphi Automotive Systems Corp. 6.50% 2009                                                                   85,656          77,090
Delphi Corp. 6.50% 2013                                                                                     134,530         108,969
Delphi Automotive Systems Corp. 7.125% 2029                                                                  78,905          59,771
Delphi Trust II, trust preferred securities, 6.197% 2033(5)                                                  15,500           9,377
Ford Motor Credit Co. 6.50% 2007                                                                              1,000           1,011
Ford Motor Credit Co. 5.80% 2009                                                                              4,000           3,851
Ford Motor Credit Co. 7.375% 2009                                                                           111,500         111,352
Ford Motor Credit Co. 5.169% 2010(5)                                                                          5,055           4,736
Ford Motor Credit Co. 5.70% 2010                                                                              1,445           1,363
Ford Motor Credit Co. 7.875% 2010                                                                            36,000          36,371
Ford Motor Credit Co. 7.375% 2011                                                                            19,000          18,897
Ford Motor Co. 7.45% 2031                                                                                     8,000           6,800
Clear Channel Communications, Inc. 4.625% 2008                                                               14,000          13,774
Chancellor Media Corp. of Los Angeles 8.00% 2008                                                             23,750          25,486
Clear Channel Communications, Inc. 7.65% 2010                                                                15,550          16,629
Clear Channel Communications, Inc. 5.75% 2013                                                                13,080          12,643
Clear Channel Communications, Inc. 5.50% 2014                                                               109,720         102,977
Clear Channel Communications, Inc. 6.875% 2018                                                                1,000             989
J.C. Penney Co., Inc. 8.00% 2010                                                                             39,205          43,357
J.C. Penney Co., Inc. 9.00% 2012                                                                             14,920          17,770
J.C. Penney Co., Inc. 7.65% 2016                                                                              4,000           4,580
J.C. Penney Co., Inc. 7.95% 2017                                                                             24,386          28,421
J.C. Penney Co., Inc. 7.125% 2023                                                                             1,272           1,411
J.C. Penney Co., Inc. 7.625% 2097                                                                            18,500          19,055
DaimlerChrysler North America Holding Corp. 6.40% 2006                                                        2,925           2,972
DaimlerChrysler North America Holding Corp. 4.05% 2008                                                        2,560           2,509
DaimlerChrysler North America Holding Corp. 4.75% 2008                                                        1,440           1,438
DaimlerChrysler North America Holding Corp. 7.20% 2009                                                       24,450          26,322
DaimlerChrysler North America Holding Corp. 4.875% 2010                                                      10,000           9,901
DaimlerChrysler North America Holding Corp. 8.00% 2010                                                       15,000          16,747
DaimlerChrysler North America Holding Corp. 7.75% 2011                                                       25,000          27,889
DaimlerChrysler North America Holding Corp. 7.30% 2012                                                        7,250           8,031
DaimlerChrysler North America Holding Corp. 6.50% 2013                                                        3,200           3,456
Cox Communications, Inc. 7.75% 2006                                                                           6,000           6,199
Cox Communications, Inc. 3.95% 2007(5)                                                                        8,250           8,298
Cox Communications, Inc. 7.875% 2009                                                                         12,500          13,781
Cox Communications, Inc. 4.625% 2010                                                                         33,250          32,712
Cox Communications, Inc. 7.75% 2010                                                                          10,000          11,166
Cox Communications, Inc. 5.45% 2014                                                                          13,500          13,583
Liberty Media Corp. 7.75% 2009                                                                               10,950          11,594
Liberty Media Corp. 7.875% 2009                                                                              33,350          35,457
Liberty Media Corp. 5.70% 2013                                                                               16,680          15,461
Liberty Media Corp. 8.25% 2030                                                                               13,035          13,187
Mirage Resorts, Inc. 7.25% 2006                                                                               4,960           5,121
MGM MIRAGE 6.00% 2009                                                                                        35,100          35,363
MGM MIRAGE 8.50% 2010                                                                                        22,830          25,284
MGM MIRAGE 6.75% 2012                                                                                         9,150           9,516
Time Warner Inc. 8.18% 2007                                                                                  20,000          21,428
AOL Time Warner Inc. 6.875% 2012                                                                             17,700          19,740
Time Warner Companies, Inc. 9.125% 2013                                                                       5,000           6,228
Time Warner Companies, Inc. 7.25% 2017                                                                        8,000           9,326
AOL Time Warner Inc. 7.625% 2031                                                                              9,750          12,052
TCI Communications, Inc. 8.00% 2005                                                                          10,000          10,000
Comcast Cable Communications, Inc. 8.375% 2007                                                                9,925          10,565
Comcast Cable Communications, Inc. 6.20% 2008                                                                24,000          25,123
Lenfest Communications, Inc. 7.625% 2008                                                                      2,000           2,132
Comcast Cable Communications, Inc. 6.875% 2009                                                                8,000           8,608
Comcast Cable Communications, Inc. 7.125% 2013                                                                3,100           3,500
Comcast Corp. 6.50% 2015                                                                                      5,000           5,489
Comcast Corp. 5.65% 2035                                                                                      2,650           2,594
CCH II, LLC and CCH II Capital Corp. 10.25% 2010                                                              9,000           9,337
Charter Communications Holdings, LLC and Charter Communications Holdings
     Capital Corp. 0%/13.50% 2011(7)                                                                          4,375           3,587
Charter Communications Operating, LLC and Charter Communications Operating
     Capital Corp. 8.00% 2012(3)                                                                             26,730          27,265
CCO Holdings, LLC and CCO Holdings Capital Corp. 8.75% 2013                                                  13,350          13,417
Royal Caribbean Cruises Ltd. 7.00% 2007                                                                       3,000           3,150
Royal Caribbean Cruises Ltd. 8.00% 2010                                                                       2,250           2,486
Royal Caribbean Cruises Ltd. 8.75% 2011                                                                      25,475          29,233
Royal Caribbean Cruises Ltd. 6.875% 2013                                                                      6,750           7,273
D.R. Horton, Inc. 7.50% 2007                                                                                  3,500           3,706
D.R. Horton, Inc. 5.00% 2009                                                                                  3,000           3,011
D.R. Horton, Inc. 8.00% 2009                                                                                 19,900          21,746
D.R. Horton, Inc. 9.75% 2010                                                                                  3,000           3,512
D.R. Horton, Inc. 7.875% 2011                                                                                   550             619
D.R. Horton, Inc. 6.875% 2013                                                                                 2,000           2,166
D.R. Horton, Inc. 5.25% 2015                                                                                  6,500           6,327
Harrah's Operating Co., Inc. 7.875% 2005                                                                      5,850           5,923
Harrah's Operating Co., Inc. 7.125% 2007                                                                      4,150           4,325
Harrah's Operating Co., Inc. 5.50% 2010                                                                      26,375          26,867
Harrah's Operating Co., Inc. 5.625% 2015(3)                                                                   3,800           3,857
ITT Corp. 6.75% 2005                                                                                          8,675           8,773
Starwood Hotels & Resorts Worldwide, Inc. 7.375% 2007                                                        12,350          12,906
Starwood Hotels & Resorts Worldwide, Inc. 7.875% 2012                                                        12,450          14,006
EchoStar DBS Corp. 5.75% 2008                                                                                 9,300           9,277
EchoStar DBS Corp. 9.125% 2009                                                                               22,509          23,972
Standard Pacific Corp. 6.50% 2008                                                                             5,000           5,125
Standard Pacific Corp. 5.125% 2009                                                                           17,750          17,306
Standard Pacific Corp. 6.875% 2011                                                                            6,500           6,695
Standard Pacific Corp. 6.25% 2014                                                                             3,500           3,412
Visteon Corp. 8.25% 2010                                                                                     16,300          15,811
Visteon Corp. 7.00% 2014                                                                                     18,000          16,020
Radio One, Inc., Series B, 8.875% 2011                                                                       16,750          18,027
Radio One, Inc. 6.375% 2013(3)                                                                               11,850          11,820
Hilton Hotels Corp. 7.625% 2008                                                                               2,450           2,619
Hilton Hotels Corp. 7.20% 2009                                                                                4,850           5,243
Hilton Hotels Corp. 8.25% 2011                                                                               13,158          15,021
Hilton Hotels Corp. 7.625% 2012                                                                               5,875           6,700
British Sky Broadcasting Group PLC 6.875% 2009                                                               10,000          10,617
British Sky Broadcasting Group PLC 8.20% 2009                                                                16,250          18,123
Dana Corp. 6.50% 2009                                                                                         3,175           3,165
Dana Corp. 5.85% 2015                                                                                        27,700          25,070
KB Home 6.375% 2011                                                                                           2,000           2,091
KB Home 5.75% 2014                                                                                            1,500           1,499
KB Home 6.25% 2015                                                                                           23,800          24,473
Wynn Las Vegas, LLC and Wynn Las Vegas Capital Corp. 6.625% 2014                                             28,535          27,929
K. Hovnanian Enterprises, Inc. 10.50% 2007                                                                   16,275          18,065
K. Hovnanian Enterprises, Inc. 8.00% 2012                                                                     3,000           3,217
K. Hovnanian Enterprises, Inc. 7.75% 2013                                                                     2,500           2,662
K. Hovnanian Enterprises, Inc. 6.375% 2014                                                                    2,000           2,030
Toll Brothers, Inc. 6.875% 2012                                                                               9,000           9,869
Toll Brothers, Inc. 4.95% 2014                                                                                5,000           4,861
Toll Brothers Finance Corp. 5.15% 2015(3)                                                                    10,500          10,267
Telenet Group Holding NV 0%/11.50% 2014(3,7)                                                                 30,725          24,887
Stoneridge, Inc. 11.50% 2012                                                                                 22,950          24,442
Dex Media West LLC and Dex Media West Finance Co., Series B, 5.875% 2011                                     23,275          23,159
Mohegan Tribal Gaming Authority 6.375% 2009                                                                  19,780          20,225
Mohegan Tribal Gaming Authority 8.00% 2012                                                                    2,100           2,255
Six Flags, Inc. 8.875% 2010                                                                                   2,500           2,481
Six Flags, Inc. 9.75% 2013                                                                                    4,125           4,048
Six Flags, Inc. 9.625% 2014                                                                                  16,300          15,913
Technical Olympic USA, Inc. 9.00% 2010                                                                        8,615           8,960
Technical Olympic USA, Inc. 9.00% 2010                                                                        1,275           1,326
Technical Olympic USA, Inc. 7.50% 2011                                                                       12,250          11,821
Kabel Deutschland GmbH 10.625% 2014(3)                                                                       19,675          21,839
Tenneco Automotive Inc., Series B, 10.25% 2013                                                                5,325           6,097
Tenneco Automotive Inc. 8.625% 2014                                                                          14,900          15,645
MDC Holdings, Inc. 7.00% 2012                                                                                 5,000           5,480
MDC Holdings, Inc. 5.50% 2013                                                                                15,750          15,808
Toys "R" Us, Inc. 7.875% 2013                                                                                23,344          20,776
Warner Music Group 7.375% 2014                                                                               20,000          20,750
Boyd Gaming Corp. 9.25% 2009                                                                                  8,500           8,936
Boyd Gaming Corp. 7.75% 2012                                                                                 10,950          11,771
Blockbuster Inc. 9.00% 2012(3)                                                                               21,250          19,391
CSC Holdings, Inc. 7.25% 2008                                                                                 8,000           8,140
CSC Holdings, Inc., Series B, 8.125% 2009                                                                     8,000           8,280
Cablevision Systems Corp., Series B, 8.00% 2012                                                               2,050           2,070
DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. 8.375% 2013                                             16,536          18,417
Univision Communications Inc. 7.85% 2011                                                                     15,685          17,530
Adelphia Communications Corp. 10.25% 2006(8)                                                                 13,975          11,984
Adelphia Communications Corp. 10.25% 2011(8)                                                                  6,100           5,528
Viacom Inc. 6.40% 2006                                                                                        3,000           3,031
Viacom Inc. 5.625% 2007                                                                                       5,000           5,075
Viacom Inc. 6.625% 2011                                                                                       8,370           8,860
RH Donnelley Inc. 8.875% 2010(3)                                                                             10,500          11,471
RH Donnelley Inc. 8.875% 2010                                                                                 3,800           4,151
RH Donnelley Inc. 10.875% 2012(3)                                                                             1,000           1,165
News America Inc. 6.75% 2038                                                                                 15,000          16,755
William Lyon Homes, Inc. 7.625% 2012                                                                         17,000          16,660
American Media Operations, Inc., Series B, 10.25% 2009                                                        7,725           7,860
American Media Operations, Inc. 8.875% 2011                                                                   8,535           8,258
NTL Cable PLC 8.75% 2014                                                                                     15,019          15,995
TRW Automotive Acquisition Corp. 9.375% 2013                                                                 14,088          15,849
Argosy Gaming Co. 7.00% 2014                                                                                 13,525          14,962
Young Broadcasting Inc. 10.00% 2011                                                                          15,640          14,858
Hyatt Equities, LLC 6.875% 2007(3)                                                                           14,000          14,346
AMC Entertainment Inc., Series B, 8.625% 2012                                                                 5,305           5,530
AMC Entertainment Inc. 8.00% 2014                                                                             7,500           6,937
Ryland Group, Inc. 5.375% 2012                                                                               12,350          12,270
YUM! Brands, Inc. 7.70% 2012                                                                                 10,500          12,163
Videotron Ltee 6.875% 2014                                                                                   11,500          11,816
Pulte Homes, Inc. 7.875% 2011                                                                                 5,000           5,696
Pulte Homes, Inc. 7.625% 2017                                                                                 5,000           5,668
May Department Stores Co. 5.75% 2014                                                                          5,215           5,397
May Department Stores Co. 6.65% 2024                                                                          4,785           5,206
Staples, Inc. 7.375% 2012                                                                                     9,000          10,240
Lear Corp., Series B, 8.11% 2009                                                                              9,710          10,071
NVR, Inc. 5.00% 2010                                                                                         10,000           9,870
Cinemark USA, Inc. 9.00% 2013                                                                                 8,575           9,068
Meritor Automotive, Inc. 6.80% 2009                                                                           8,500           8,542
CanWest Media Inc., Series B, 10.625% 2011                                                                    3,000           3,285
CanWest Media Inc., Series B, 8.00% 2012                                                                      4,685           4,995
LBI Media, Inc. 10.125% 2012                                                                                  7,500           8,212
Centex Corp. 4.75% 2008                                                                                       8,075           8,063
Regal Cinemas Corp., Series B, 9.375% 2012(4)                                                                 7,250           7,685
Emmis Communications Corp. 9.314% 2012(3,5)                                                                   6,700           6,742
WCI Communities, Inc. 10.625% 2011                                                                            1,850           2,003
WCI Communities, Inc. 9.125% 2012                                                                             4,150           4,409
Boyds Collection, Ltd., Series B, 9.00% 2008(4)                                                               7,382           6,090
Payless ShoeSource, Inc. 8.25% 2013                                                                           5,500           5,837
NextMedia Operating, Inc. 10.75% 2011                                                                         4,580           5,021
Fisher Communications, Inc. 8.625% 2014                                                                       4,605           5,008
Carnival Corp. 3.75% 2007                                                                                     5,000           4,917
Quebecor Media Inc. 0%/13.75% 2011(7)                                                                         2,000           2,032
Quebecor Media Inc. 11.125% 2011                                                                              1,750           1,951
Warnaco, Inc. 8.875% 2013                                                                                     3,425           3,785
Seneca Gaming Corp. 7.25% 2012(3)                                                                             3,275           3,414
Marriott International, Inc., Series C, 7.875% 2009                                                           3,000           3,333
Sealy Mattress Co. 8.25% 2014                                                                                 2,825           3,023
Aztar Corp. 7.875% 2014                                                                                       2,500           2,675
Gray Communications Systems, Inc. 9.25% 2011                                                                  2,000           2,195
Reader's Digest Association, Inc. 6.50% 2011                                                                  1,625           1,674
                                                                                                                          2,938,009

TELECOMMUNICATION SERVICES -- 3.06%
Qwest Capital Funding, Inc. 7.75% 2006                                                                        3,000           3,075
U S WEST Capital Funding, Inc. 6.375% 2008                                                                    3,100           3,053
Qwest Capital Funding, Inc. 7.00% 2009                                                                        2,625           2,592
Qwest Capital Funding, Inc. 7.90% 2010                                                                       29,635          29,931
Qwest Services Corp. 13.50% 2010                                                                             22,021          25,434
Qwest Capital Funding, Inc. 7.25% 2011                                                                       15,395          14,972
Qwest Corp. 8.875% 2012                                                                                      12,400          13,640
Qwest Services Corp. 14.00% 2014                                                                             25,000          30,375
U S WEST Capital Funding, Inc. 6.50% 2018                                                                    10,000           8,300
Qwest Capital Funding, Inc. 7.625% 2021                                                                       7,800           6,903
U S WEST Capital Funding, Inc. 6.875% 2028                                                                   49,525          40,363
Qwest Capital Funding, Inc. 7.75% 2031                                                                       69,620          59,873
Nextel Communications, Inc. 6.875% 2013                                                                      69,900          75,055
Nextel Communications, Inc. 7.375% 2015                                                                     149,720         162,072
Dobson Communications Corp. 10.875% 2010                                                                     55,930          58,726
Dobson Cellular Systems, Inc. 7.96% 2011(5)                                                                   4,850           5,080
American Cellular Corp., Series B, 10.00% 2011                                                               74,000          77,885
Dobson Cellular Systems, Inc. 9.875% 2012                                                                     3,850           4,278
Dobson Communications Corp. 8.875% 2013                                                                      31,750          31,829
American Tower Corp. 9.375% 2009                                                                              3,701           3,914
American Tower Corp. 7.25% 2011                                                                              49,175          52,003
American Tower Corp. 7.125% 2012                                                                             65,025          68,926
American Tower Corp. 7.50% 2012                                                                              43,300          46,114
Triton PCS, Inc. 8.75% 2011                                                                                  18,200          13,013
Triton PCS, Inc. 9.375% 2011                                                                                 28,350          20,412
Triton PCS, Inc. 8.50% 2013                                                                                  79,150          73,214
MetroPCS, Inc. 10.75% 2007(5)                                                                                54,500          56,952
MetroPCS, Inc. 8.25% 2011(5)                                                                                 44,250          45,799
SBC Communications Inc. 4.125% 2009                                                                          17,465          17,111
SBC Communications Inc. 5.10% 2014                                                                           56,215          56,624
SBC Communications Inc. 6.45% 2034                                                                            5,000           5,528
AT&T Wireless Services, Inc. 7.50% 2007                                                                      34,250          36,043
AT&T Wireless Services, Inc. 8.125% 2012                                                                     34,935          41,316
France Telecom 8.50% 2011(5)                                                                                 58,750          67,358
Intelsat, Ltd. 8.695% 2012(3,5)                                                                              20,575          21,089
Intelsat, Ltd. 8.25% 2013(3)                                                                                 36,635          38,467
Deutsche Telekom International Finance BV 8.50% 2010(5)                                                       7,150           8,168
Deutsche Telekom International Finance BV 5.25% 2013                                                         15,000          15,364
Deutsche Telekom International Finance BV 8.75% 2030(5)                                                       7,000           9,392
Deutsche Telekom International Finance BV 9.25% 2032(5)                                                      10,000          14,757
Nextel Partners, Inc. 12.50% 2009                                                                            16,234          17,654
Nextel Partners, Inc. 8.125% 2011                                                                            19,250          21,103
Nextel Partners, Inc. 8.125% 2011                                                                             5,000           5,481
AT&T Corp. 9.05% 2011(5)                                                                                     23,228          26,625
AT&T Corp. 8.35% 2025                                                                                         9,000           9,315
Western Wireless Corp. 9.25% 2013                                                                            28,575          32,718
Sprint Capital Corp. 4.78% 2006                                                                              10,950          10,990
Sprint Capital Corp. 7.625% 2011                                                                              5,000           5,649
Sprint Capital Corp. 8.375% 2012                                                                              8,500          10,094
Sprint Capital Corp. 6.875% 2028                                                                              5,000           5,668
Centennial Cellular Corp. 10.75% 2008                                                                         3,858           4,017
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC 10.125% 2013                       16,000          18,100
Centennial Communications Corp. and Centennial Cellular Operating Co. LLC and
     Centennial Puerto Rico Operations Corp. 8.125% 2014(5)                                                   9,500          10,236
Rogers Wireless Inc. 7.25% 2012                                                                              11,825          12,741
Rogers Wireless Inc. 7.50% 2015                                                                              16,750          18,383
TELUS Corp. 8.00% 2011                                                                                       25,150          29,074
Cincinnati Bell Inc. 7.25% 2013                                                                              26,275          28,147
Hawaiian Telcom Communications, Inc. 9.75% 2013(3)                                                           15,225          16,519
Hawaiian Telcom Communications, Inc. 12.50% 2015(3)                                                           5,500           5,988
Telecom Italia Capital SA, Series A, 4.00% 2008                                                               3,000           2,943
Telecom Italia Capital SA, Series B, 5.25% 2013                                                              10,300          10,375
Telecom Italia Capital SA 4.95% 2014(3)                                                                       9,000           8,838
SBA Communications Corp. 8.50% 2012                                                                          17,055          18,462
Koninklijke KPN NV 8.00% 2010                                                                                15,750          17,981
NTELOS Inc. 8.49% 2012(5)                                                                                    15,500          15,267
PCCW-HKT Capital Ltd. 8.00% 2011(3)(,5)                                                                      13,000          14,722
Verizon Global Funding Corp. 6.125% 2007                                                                      7,000           7,219
Verizon New York Inc., Series A, 6.875% 2012                                                                  6,500           7,091
Singapore Telecommunications Ltd. 6.375% 2011(3)                                                              6,000           6,491
Singapore Telecommunications Ltd. 6.375% 2011                                                                 4,825           5,220
Verizon Wireless Capital LLC and Cellco Partnership 5.375% 2006                                              11,000          11,155
UbiquiTel Operating Co. 9.875% 2011                                                                           9,750          10,932
ALLTEL Corp. 4.656% 2007                                                                                      8,700           8,731
BellSouth Corp. 4.20% 2009                                                                                    7,000           6,896
BellSouth Corp. 5.20% 2014                                                                                    1,700           1,727
Vodafone Group PLC 7.75% 2010                                                                                 7,300           8,218
US Unwired Inc., Series B, 10.00% 2012                                                                        6,000           6,960
AirGate PCS, Inc. 9.375% 2009(3)                                                                              6,128           6,504
Telefonos de Mexico, SA de CV 8.25% 2006                                                                      5,000           5,108
Millicom International Cellular SA 10.00% 2013                                                                3,500           3,640
Valor Telecommunications Enterprises, LLC and Valor Finance Corp. 7.75% 2015(3)                               1,750           1,746
GT Group Telecom Inc. 13.25% 2010(4,8)                                                                       15,000              --
                                                                                                                          1,839,728

FINANCIALS -- 2.42%
Capital One Bank 6.875% 2006                                                                                 21,600          21,883
Capital One Financial Corp. 7.25% 2006                                                                        3,000           3,066
Capital One Financial Corp. 8.75% 2007                                                                        3,500           3,710
Capital One Bank 4.875% 2008                                                                                 20,000          20,124
Capital One Financial Corp. 7.125% 2008                                                                      22,100          23,527
Capital One Financial Corp. 6.25% 2013                                                                       30,000          32,187
Capital One Financial Corp. 5.50% 2015                                                                        5,000           5,071
Capital One Capital I 4.76% 2027(3,5)                                                                        10,500          10,581
MBNA Corp. 5.625% 2007                                                                                       10,000          10,248
MBNA Corp., Series F, 5.00% 2010                                                                             10,000          10,132
MBNA Corp., Series F, 7.50% 2012                                                                             10,000          11,461
MBNA Corp., Series F, 6.125% 2013                                                                            10,000          10,718
MBNA Global Capital Funding, Series B, 4.01% 2027(5)                                                         32,000          31,349
Washington Mutual, Inc. 4.375% 2008                                                                          17,000          16,926
Washington Mutual, Inc. 3.899% 2010(5)                                                                       16,000          16,043
Washington Mutual, Inc. 4.20% 2010                                                                            9,000           8,811
Washington Mutual, Inc. 5.00% 2012                                                                            7,000           7,008
Washington Mutual Bank, FA 5.125% 2015                                                                        6,500           6,483
Dime Capital Trust I, Dime Bancorp, Inc., Series A, 9.33% 2027                                                9,425          10,386
Rouse Co. 3.625% 2009                                                                                        32,561          30,455
Rouse Co. 7.20% 2012                                                                                         32,189          34,052
SocGen Real Estate Co. LLC, Series A, 7.64% (undated)(3,5)                                                   45,700          48,444
Societe Generale 7.85% (undated)(3,5)                                                                        11,200          11,762
Household Finance Corp. 4.125% 2009                                                                          15,000          14,662
Household Finance Corp. 6.375% 2011                                                                          16,000          17,170
HSBC Holdings PLC 5.25% 2012                                                                                  3,500           3,589
Household Finance Corp. 6.375% 2012                                                                          10,000          10,838
HSBC Bank USA 4.625% 2014(3)                                                                                  5,000           4,900
HSBC Finance Corp. 5.00% 2015                                                                                 2,720           2,699
Midland Bank 3.938% Eurodollar note (undated)(5)                                                              5,000           4,250
Host Marriott, LP, Series G, 9.25% 2007                                                                         775             837
Host Marriott, LP, Series I, 9.50% 2007                                                                         750             796
Host Marriott, LP, Series M, 7.00% 2012                                                                      21,085          21,955
Host Marriott, LP, Series K, 7.125% 2013                                                                     10,000          10,487
Host Marriott, LP, Series O, 6.375% 2015                                                                     13,750          13,681
iStar Financial, Inc. 7.00% 2008(1)                                                                           6,525           6,862
iStar Financial, Inc. 8.75% 2008(1)                                                                           1,028           1,136
iStar Financial, Inc., Series B, 4.875% 2009(1)                                                               5,000           4,955
iStar Financial, Inc. 5.375% 2010(1)                                                                         10,925          10,960
iStar Financial, Inc. 6.00% 2010(1)                                                                           3,750           3,869
iStar Financial, Inc., Series B, 5.125% 2011(1)                                                              10,000           9,851
iStar Financial, Inc. 6.05% 2015(1)                                                                           4,285           4,416
CIT Group Inc. 3.65% 2007                                                                                     7,110           6,974
CIT Group Inc. 6.875% 2009                                                                                   16,500          17,848
CIT Group Inc. 4.75% 2010                                                                                    10,000           9,929
CIT Group Inc. 7.75% 2012                                                                                     4,000           4,613
ASIF Global Financing XVIII 3.85% 2007(3)                                                                     8,500           8,348
International Lease Finance Corp. 4.50% 2008                                                                  4,000           3,979
International Lease Finance Corp. 3.50% 2009                                                                 10,000           9,506
International Lease Finance Corp. 4.75% 2009                                                                 10,000           9,916
International Lease Finance Corp. 5.00% 2010                                                                  6,560           6,590
PRICOA Global Funding I, Series 2004-4, 4.35% 2008(3)                                                         8,000           7,953
Prudential Holdings, LLC, Series C, 8.695% 2023(3,9)                                                         22,250          28,596
CNA Financial Corp. 6.75% 2006                                                                                4,370           4,486
CNA Financial Corp. 6.45% 2008                                                                                2,406           2,495
CNA Financial Corp. 6.60% 2008                                                                                8,630           9,067
CNA Financial Corp. 5.85% 2014                                                                                8,975           9,031
CNA Financial Corp. 7.25% 2023                                                                                9,538          10,365
Chuo Mitsui Trust and Banking Co., Ltd. 5.506% (undated)(3,5)                                                36,590          35,408
Sumitomo Mitsui Banking Corp. 5.625% (undated)(3,)(5)                                                        34,000          33,937
Lazard LLC 7.125% 2015(3)                                                                                    32,930          32,837
Mangrove Bay Pass Through Trust 6.102% 2033(3,5)                                                             21,000          21,191
Twin Reefs Asset Trust (XLFA), Series B, 4.35% (undated)(3,5)                                                 7,200           7,177
J.P. Morgan & Co. Inc. 6.70% 2007                                                                             5,000           5,222
J.P. Morgan Chase & Co. 4.00% 2008                                                                           10,000           9,900
J.P. Morgan Chase & Co. 6.75% 2011                                                                            5,000           5,452
J.P. Morgan Chase & Co. 4.75% 2015                                                                            7,500           7,347
Allstate Financial Global Funding LLC 5.25% 2007(3)                                                          16,750          16,959
Allstate Life Global Funding Trust, Series 2004-1, 4.50% 2009                                                10,000           9,985
Hospitality Properties Trust 7.00% 2008                                                                       1,210           1,269
Hospitality Properties Trust 6.75% 2013                                                                      23,315          25,124
USA Education, Inc. 5.625% 2007                                                                              12,895          13,137
SLM Corp., Series A, 4.50% 2010                                                                               5,000           4,948
SLM Corp., Series A, 5.375% 2013                                                                              7,000           7,220
Nationwide Life Insurance Co. 5.35% 2007(3)                                                                   8,500           8,569
North Front Pass Through Trust 5.81% 2024(3,5)                                                               10,000          10,181
Nationwide Mutual Insurance Co. 7.875% 2033(3)                                                                5,000           6,143
EOP Operating LP 7.75% 2007                                                                                   5,000           5,325
EOP Operating LP 8.10% 2010                                                                                   6,500           7,367
EOP Operating LP 7.00% 2011                                                                                   5,000           5,498
EOP Operating LP 6.75% 2012                                                                                   4,750           5,198
United Dominion Realty Trust, Inc., Series E, 4.50% 2008                                                     20,000          19,952
United Dominion Realty Trust, Inc. 5.00% 2012                                                                 2,500           2,458
Liberty Mutual Group Inc. 6.50% 2035(3)                                                                      23,095          22,372
Monumental Global Funding Trust II, Series 2001-B, 6.05% 2006(3)                                              5,000           5,045
Monumental Global Funding Trust II, Series 2002-A, 5.20% 2007(3)                                             16,750          16,966
ACE INA Holdings Inc. 5.875% 2014                                                                             7,000           7,183
ACE Capital Trust II 9.70% 2030                                                                              10,250          13,659
Development Bank of Singapore Ltd. 7.875% 2010(3)                                                            10,000          11,312
Development Bank of Singapore Ltd. 7.125% 2011(3)                                                             5,000           5,574
HBOS Treasury Services PLC 3.75% 2008(3)                                                                     14,500          14,203
Scotland International Finance No. 2 BV 4.25% 2013(3)                                                         1,500           1,450
HBOS PLC 5.375% (undated)(3,5)                                                                                  500             507
Downey Financial Corp. 6.50% 2014                                                                            15,500          16,117
ReliaStar Financial Corp. 8.00% 2006                                                                          8,000           8,315
ReliaStar Financial Corp. 6.50% 2008                                                                          3,000           3,181
ING Bank NV 5.125% 2015(3)                                                                                    3,500           3,549
Developers Diversified Realty Corp. 4.625% 2010                                                              10,140           9,910
Developers Diversified Realty Corp. 5.50% 2015                                                                5,000           5,064
LaBranche & Co Inc. 9.50% 2009                                                                               13,725          14,823
Assurant, Inc. 5.625% 2014                                                                                   13,500          13,945
BNP Paribas 4.80% 2015(3)                                                                                     8,000           7,883
BNP Paribas 5.186% noncumulative (undated)(3,5)                                                               5,000           4,972
Westfield Capital Corp. Ltd. and WT Finance (Aust) Pty Ltd. and WEA Finance LLC 5.125% 2014(3)               12,500          12,441
ProLogis Trust 7.05% 2006                                                                                    12,000          12,242
Standard Chartered Bank 4.00% Eurodollar note (undated)(5)                                                   15,000          12,000
Kazkommerts International BV 8.50% 2013(3)                                                                    1,500           1,601
Kazkommerts International BV 7.875% 2014(3)                                                                  10,000          10,300
Simon Property Group, LP 4.875% 2010                                                                          6,375           6,364
Simon Property Group, LP 6.35% 2012                                                                           5,000           5,408
Skandinaviska Enskilda Banken 7.50% (undated)(3,5)                                                           10,405          11,441
Abbey National PLC, Series 1-B, 6.69% 2005                                                                    2,000           2,012
Abbey National PLC 6.70% (undated)(5)                                                                         3,635           3,822
Abbey National PLC 7.35% (undated)(5)                                                                         5,105           5,273
Providian Financial Corp., Series A, 9.525% 2027(3)                                                          10,000          11,000
Willis North America, Inc. 5.125% 2010                                                                        4,900           4,883
Willis North America, Inc. 5.625% 2015                                                                        5,500           5,462
TuranAlem Finance BV 8.50% 2015(3)                                                                           10,000          10,325
Federal Realty Investment Trust 6.125% 2007                                                                  10,000          10,270
United Overseas Bank Ltd. 5.375% 2019(3,5)                                                                   10,000          10,136
Citigroup Inc. 4.625% 2010                                                                                   10,000          10,004
Bank of America Corp. 4.50% 2010                                                                             10,000           9,944
Resona Bank, Ltd 7.191% (undated)(3,5)                                                                        9,650           9,874
Popular North America, Inc., Series E, 3.875% 2008                                                           10,000           9,800
Duke Realty LP 4.625% 2013                                                                                   10,000           9,655
Independence Community Bank 3.75% 2014(5)                                                                    10,000           9,621
Zions Bancorporation 6.00% 2015                                                                               9,000           9,590
Bayerische Landesbank, Series F, 2.50% 2006                                                                   9,000           8,911
Bank of Nova Scotia 3.255% Eurodollar note 2085(5)                                                           10,000           8,466
Canadian Imperial Bank of Commerce 3.313% Eurodollar note 2085(5)                                            10,000           8,325
Barclays Bank PLC, Series 1, 6.278% noncumulative preferred (undated)(5)                                      5,000           5,128
Barclays Bank PLC 8.55% (undated)(3,5)                                                                        1,540           1,825
BCI U.S. Funding Trust I 8.01% noncumulative preferred (undated)(3,5)                                         5,000           5,429
Lincoln National Corp. 6.20% 2011                                                                             5,000           5,368
Irvine Co., Class A, 7.46% 2006(3,4)                                                                          5,000           5,063
Metropolitan Life Insurance Co. 7.00% 2005(3)                                                                 5,000           5,037
Credit Suisse First Boston (USA), Inc. 4.625% 2008                                                            5,000           5,016
Jackson National Life Global Funding, Series 2002-1, 5.25% 2007(3)                                            4,000           4,072
HVB Funding Trust III 9.00% 2031(3)                                                                           2,600           3,537
Kimco Realty Corp. 6.00% 2012                                                                                 3,250           3,469
Swedish Export Credit Corp. 4.00% 2010                                                                        3,500           3,443
National Westminster Bank PLC 7.75% (undated)(5)                                                              3,024           3,209
Principal Life Global Funding I 4.40% 2010(3)                                                                 3,000           2,950
                                                                                                                          1,458,586

MORTGAGE-BACKED OBLIGATIONS(9) -- 2.05%
Fannie Mae, Series 2000-T5B, 7.30% 2010                                                                   $  19,000       $  21,210
Fannie Mae 9.00% 2010                                                                                           360             380
Fannie Mae 4.89% 2012                                                                                        10,000          10,037
Fannie Mae 4.00% 2015                                                                                         9,492           9,253
Fannie Mae 6.00% 2016                                                                                         1,824           1,885
Fannie Mae 6.00% 2016                                                                                           961             993
Fannie Mae 7.00% 2016                                                                                           387             406
Fannie Mae 5.00% 2018                                                                                        22,698          22,800
Fannie Mae 5.50% 2018                                                                                        20,822          21,271
Fannie Mae 10.00% 2018                                                                                          499             565
Fannie Mae 9.50% 2022                                                                                           513             571
Fannie Mae 7.50% 2023                                                                                           309             331
Fannie Mae 7.50% 2023                                                                                            26              28
Fannie Mae 10.00% 2025                                                                                          344             389
Fannie Mae, Series 2001-4, Class GA, 10.242% 2025(5)                                                          1,732           1,949
Fannie Mae, Series 2001-4, Class NA, 11.848% 2025(5)                                                            163             186
Fannie Mae, Series 2002-W3, Class A-5, 7.50% 2028                                                             1,553           1,645
Fannie Mae 6.50% 2031                                                                                           856             886
Fannie Mae 7.00% 2031                                                                                         1,333           1,404
Fannie Mae 7.00% 2031                                                                                           813             856
Fannie Mae 7.50% 2031                                                                                           634             677
Fannie Mae, Series 2001-20, Class E, 9.602% 2031(5)                                                           1,577           1,748
Fannie Mae 6.50% 2032                                                                                         3,721           3,851
Fannie Mae 6.50% 2032                                                                                         2,182           2,259
Fannie Mae 3.778% 2033(5)                                                                                     6,811           6,706
Fannie Mae 6.50% 2033                                                                                         4,992           5,168
Fannie Mae 5.50% 2034                                                                                        22,965          23,099
Fannie Mae 6.00% 2034                                                                                         8,703           8,896
Fannie Mae 6.00% 2034                                                                                         6,426           6,569
Fannie Mae 6.00% 2034                                                                                         4,047           4,138
Fannie Mae 6.00% 2034                                                                                         3,450           3,528
Fannie Mae 6.00% 2034                                                                                         1,777           1,817
Fannie Mae 6.00% 2034                                                                                         1,629           1,666
Fannie Mae 6.00% 2034                                                                                         1,253           1,281
Fannie Mae 6.00% 2034                                                                                         1,188           1,214
Fannie Mae 6.00% 2034                                                                                           877             896
Fannie Mae 6.00% 2034                                                                                           596             609
Fannie Mae 4.499% 2035(5)                                                                                     3,299           3,280
Fannie Mae 4.60% 2035(5)                                                                                      8,989           8,946
Fannie Mae 5.00% 2035                                                                                        54,000          53,199
Fannie Mae 5.00% 2035                                                                                        29,380          28,944
Fannie Mae 5.00% 2035                                                                                         7,620           7,507
Fannie Mae 5.50% 2035                                                                                       132,133         132,908
Fannie Mae 5.50% 2035                                                                                        10,452          10,513
Fannie Mae 6.00% 2035                                                                                           302             308
Fannie Mae, Series 2001-50, Class BA, 7.00% 2041                                                              2,843           3,011
Fannie Mae, Series 2001-T10, Class A-1, 7.00% 2041                                                            2,003           2,095
Fannie Mae, Series 2002-W1, Class 2A, 7.50% 2042                                                              3,407           3,594
CS First Boston Mortgage Securities Corp., Series 2003-AR26, Class VI-A-1, 4.197% 2033(5)                    47,363          46,601
CS First Boston Mortgage Securities Corp., Series 2001-CF2, Class A-2, 5.935% 2034                            4,430           4,459
CS First Boston Mortgage Securities Corp., Series 2004-5, Class IV-A-1, 6.00% 2034                            7,074           7,154
CS First Boston Mortgage Securities Corp., Series 2001-CF2, Class A-3, 6.238% 2034                            6,000           6,200
CS First Boston Mortgage Securities Corp., Series 2005-6, Class IV-A-1, 6.00% 2035                           10,100          10,290
CS First Boston Mortgage Securities Corp., Series 2005-5, Class IV-A-1, 6.25% 2035                            9,281           9,488
CS First Boston Mortgage Securities Corp., Series 2001-CK1, Class A-3, 6.38% 2035                            10,100          10,798
CS First Boston Mortgage Securities Corp., Series 2005-C3, Class A-AB, 4.614% 2037                           10,000           9,846
CS First Boston Mortgage Securities Corp., Series 2002-CKN2, Class A-3, 6.133% 2037                           6,910           7,402
Freddie Mac 9.00% 2007                                                                                           45              46
Freddie Mac 8.50% 2008                                                                                           18              19
Freddie Mac, Series SF02, Class GC, 2.64% 2009                                                                5,000           4,855
Freddie Mac 8.50% 2009                                                                                          123             128
Freddie Mac 8.50% 2010                                                                                          193             202
Freddie Mac 5.00% 2018                                                                                       14,773          14,834
Freddie Mac 5.50% 2018                                                                                        7,216           7,370
Freddie Mac 11.00% 2018                                                                                         482             545
Freddie Mac, Series 178, Class Z, 9.25% 2021                                                                    179             179
Freddie Mac, Series 2289, Class NB, 11.471% 2022(5)                                                             374             420
Freddie Mac 6.00% 2033                                                                                       11,104          11,347
Freddie Mac 6.00% 2033                                                                                        6,638           6,784
Freddie Mac 6.00% 2034                                                                                        7,880           8,053
Freddie Mac 4.648% 2035(5)                                                                                   13,400          13,317
Freddie Mac 4.792% 2035(5)                                                                                   10,052          10,011
Freddie Mac 5.00% 2035                                                                                       16,940          16,682
Freddie Mac 6.00% 2035                                                                                        3,421           3,497
Freddie Mac, Series T-056, Class A-2A, 2.842% 2036                                                            1,927           1,919
CHL Mortgage Pass-Through Trust, Series 2003-27, Class A-1, 3.74% 2033(5)                                     4,017           3,945
CHL Mortgage Pass-Through Trust, Series 2003-56, Class 6-A-1, 4.86% 2033(5)                                  25,660          25,643
CHL Mortgage Pass-Through Trust, Series 2003-58, Class 2-A-2, 4.60% 2034(5)                                  47,180          46,477
CHL Mortgage Pass-Through Trust, Series 2004-22, Class A-2, 4.705% 2034(5)                                    7,842           7,767
Merrill Lynch Mortgage Investors, Inc., Series 1999-C1, Class A-2, 7.56% 2031                                11,696          12,732
Merrill Lynch Mortgage Investors, Inc., Series 2003-A6, Class II-A, 4.24% 2033(5)                            45,943          45,236
Merrill Lynch Mortgage Investors, Inc., Series 2004-A1, Class II-A-1, 4.617% 2034(5)                          5,744           5,696
Banc of America Mortgage Securities Trust, Series 2003-G, Class 2-A-1, 4.088% 2033(5)                         4,377           4,329
Banc of America Mortgage Securities Trust, Series 2003-D, Class 2-A-1, 4.183% 2033(5)                         2,521           2,483
Banc of America Mortgage Securities Trust, Series 2003-J, Class 2-A-2, 4.438% 2033(5)                        46,798          46,420
Government National Mortgage Assn. 9.50% 2009                                                                   526             556
Government National Mortgage Assn. 9.00% 2016                                                                    71              78
Government National Mortgage Assn. 5.50% 2017                                                                 4,926           5,060
Government National Mortgage Assn. 8.50% 2017                                                                    39              43
Government National Mortgage Assn. 8.50% 2017                                                                     9              10
Government National Mortgage Assn. 8.50% 2017                                                                     9              10
Government National Mortgage Assn. 10.00% 2020                                                                1,487           1,718
Government National Mortgage Assn. 8.50% 2021                                                                   335             364
Government National Mortgage Assn. 8.50% 2021                                                                   102             111
Government National Mortgage Assn. 8.50% 2021                                                                     7               8
Government National Mortgage Assn. 9.50% 2021                                                                   242             268
Government National Mortgage Assn. 10.00% 2021                                                                2,212           2,554
Government National Mortgage Assn. 10.00% 2025                                                                2,034           2,339
Government National Mortgage Assn. 7.00% 2034                                                                 2,676           2,843
Government National Mortgage Assn. 4.00% 2035(5)                                                              6,235           6,123
Government National Mortgage Assn. 4.00% 2035(5)                                                              1,863           1,827
Government National Mortgage Assn. 4.00% 2035(5)                                                              1,748           1,714
Government National Mortgage Assn. 5.50% 2035                                                                25,000          25,284
Crown Castle Towers LLC, Series 2005-1, Class A-FX, 4.643% 2035(3)                                           10,000           9,893
Crown Castle Towers LLC, Series 2005-1, Class D, 5.612% 2035(3)                                              37,750          37,342
Bear Stearns ARM Trust, Series 2003-8, Class II-A-1, 4.851% 2034(5)                                          33,356          33,183
Bear Stearns ARM Trust, Series 2003-9, Class III-A-2, 5.009% 2034(5)                                          3,031           3,018
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR8, Class A, 4.03% 2033(5)                        5,344           5,293
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR5, Class A-7, 4.208% 2033(5)                     3,937           3,907
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR6, Class A-1, 4.358% 2033(5)                     1,883           1,859
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR1, Class A-6, 4.49% 2033(5)                      1,129           1,120
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-AR1, Class A, 4.229% 2034(5)                       5,288           5,236
WaMu Mortgage Pass-Through Certificates Trust, Series 2004-AR11, Class A, 4.616% 2034(5)                      6,977           6,897
L.A. Arena Funding, LLC, Series 1, Class A, 7.656% 2026(3)                                                   22,002          23,724
Chase Commercial Mortgage Securities Corp., Series 1998-1, Class A-2, 6.56% 2030                              6,139           6,394
Chase Commercial Mortgage Securities Corp., Series 2000-1, Class A-2, 7.757% 2032                            15,675          17,163
Countrywide Alternative Loan Trust, Series 2005-21CB, Class A-17, 6.00% 2035                                 13,640          13,799
Countrywide Alternative Loan Trust, Series 2004-36CB, Class 1-A-1, 6.00% 2035                                 8,798           8,878
GS Mortgage Securities Corp. II, Series 1998-C1, Class D, 7.213% 2030(5)                                     20,000          21,094
Bear Stearns Commercial Mortgage Securities Inc., Series 1999-C1, Class X,
     interest only, 1.033% 2031(3,5)                                                                         79,429           3,035
Bear Stearns Commercial Mortgage Securities Inc., Series 2002-PBW1, Class A-1, 3.97% 2035                     8,810           8,654
Bear Stearns Commercial Mortgage Securities Inc., Series 2001-TOP2, Class A-2, 6.48% 2035                     7,665           8,285
Wachovia Bank Commercial Mortgage Trust, Series 2002-C1, Class A-2, 5.681% 2034                               8,200           8,393
Wachovia Bank Commercial Mortgage Trust, Series 2005-C17, Class A-2, 4.782% 2042                             11,000          11,029
Residential Accredit Loans, Inc., Series 2005-QR1, Class A, 6.00% 2034                                       13,153          13,276
GE Capital Commercial Mortgage Corp., Series 2001-1, Class A-1, 6.079% 2033                                   4,027           4,164
GE Capital Commerical Mortgage Corp., Series 2002-3, Class A-1, 4.229% 2037                                   9,101           8,974
Morgan Stanley Mortgage Trust, Series 2004-3, Class 4-A, 5.706% 2034(5)                                      12,786          12,779
Residential Asset Mortgage Products Trust, Series 2004-RS3, Class A-I-2, 3.052% 2029                          5,000           4,943
Residential Asset Mortgage Products Trust, Series 2003-RZ4, Class A-7, 4.79% 2033(5)                          7,000           6,927
Host Marriott Pool Trust, Series 1999-HMTA, Class D, 7.97% 2015(3)                                           10,990          11,739
Banc of America Commercial Mortgage Inc., Series 2001-1, Class A-2, 6.503% 2036                              10,000          10,811
J.P. Morgan Chase Commercial Mortgage Securities Corp., Series 2005-LDP1, Class A-2, 4.625% 2046             10,000           9,978
Salomon Brothers Commercial Mortgage Trust, Series 2000-C1, Class A-1, 7.46% 2008                             3,051           3,188
Salomon Brothers Commercial Mortgage Trust, Series 2000-C3, Class A-1, 6.341% 2033(3)                         4,553           4,700
Morgan Stanley Capital I, Inc., Series 2003-KIDS, Class A, 4.06% 2016(3,5)                                    4,769           4,784
Metropolitan Asset Funding, Inc., Series 1998-A, Class B-1, 7.728% 2014(3)                                    4,669           4,711
First Union National Bank-Bank of America, N.A. Commercial Mortgage Trust,
     Series 2001-C1, Class A-1, 5.711% 2033                                                                   2,373           2,398
Morgan Stanley Dean Witter Capital I Trust, Series 2002-HQ, Class A-1, 4.59% 2034                             1,159           1,160
Structured Asset Securities Corp., Series 1998-RF2, Class A, 8.544% 2027(3,5)                                   467             478
Structured Asset Securities Corp., Series 1998-RF1, Class A, 8.731% 2027(3,5)                                   377             389
Financial Asset Securitization, Inc., Series 1997-NAM1, Class B-1, 7.75% 2027                                   597             595
                                                                                                                          1,233,746

MATERIALS -- 1.29%
Abitibi-Consolidated Co. of Canada 6.95% 2006                                                                   312             320
Abitibi-Consolidated Co. of Canada 5.25% 2008                                                                22,650          21,971
Abitibi-Consolidated Finance LP 7.875% 2009                                                                  12,000          12,240
Abitibi-Consolidated Inc. 8.55% 2010                                                                         16,000          16,880
Abitibi-Consolidated Co. of Canada 6.91% 2011(5)                                                             11,850          11,969
Abitibi-Consolidated Co. of Canada 6.00% 2013                                                                10,625           9,961
Abitibi-Consolidated Co. of Canada 8.375% 2015                                                               28,125          29,391
Georgia-Pacific Corp. 7.50% 2006                                                                              6,500           6,663
Fort James Corp. 6.875% 2007                                                                                  5,000           5,225
Georgia-Pacific Corp. 7.375% 2008                                                                            15,000          15,938
Georgia-Pacific Corp. 8.875% 2010                                                                            17,525          19,803
Georgia-Pacific Corp. 8.125% 2011                                                                             8,935          10,074
Georgia-Pacific Corp. 9.50% 2011                                                                              7,600           9,158
Georgia-Pacific Corp. 9.375% 2013                                                                            21,045          23,886
Georgia-Pacific Corp. 7.70% 2015                                                                                950           1,088
Georgia-Pacific Corp. 8.875% 2031                                                                             3,450           4,330
Owens-Illinois, Inc. 8.10% 2007                                                                                 750             786
Owens-Illinois, Inc. 7.35% 2008                                                                               9,800          10,192
Owens-Brockway Glass Container Inc. 8.875% 2009                                                              20,975          22,286
Owens-Illinois, Inc. 7.50% 2010                                                                                 750             788
Owens-Brockway Glass Container Inc. 7.75% 2011                                                               13,500          14,378
Owens-Brockway Glass Container Inc. 8.75% 2012                                                                6,000           6,578
Owens-Brockway Glass Container Inc. 8.25% 2013                                                               14,000          15,208
Lyondell Chemical Co. 9.50% 2008                                                                             31,050          33,107
Equistar Chemicals, LP 10.125% 2008                                                                           9,825          10,857
Equistar Chemicals, LP and Equistar Funding Corp. 8.75% 2009                                                    625             667
Equistar Chemicals, LP and Equistar Funding Corp. 10.625% 2011                                                3,550           3,976
Lyondell Chemical Co. 11.125% 2012                                                                            4,825           5,494
Norske Skogindustrier ASA 7.625% 2011(3)                                                                     38,991          42,754
Norske Skogindustrier ASA 6.125% 2015(3)                                                                     11,250          11,279
Boise Cascade, LLC and Boise Cascade Finance Corp. 7.125% 2014                                               49,800          49,178
Stone Container Corp. 9.25% 2008                                                                              8,375           8,794
Stone Container Corp. 9.75% 2011                                                                                875             924
Jefferson Smurfit Corp. (U.S.) 8.25% 2012                                                                     2,750           2,784
Stone Container Corp. 8.375% 2012                                                                             8,475           8,666
Jefferson Smurfit Corp. (U.S.) 7.50% 2013                                                                    14,425          13,956
Graphic Packaging International, Inc. 8.50% 2011                                                             19,350          20,318
Graphic Packaging International, Inc. 9.50% 2013                                                             11,050          11,382
Weyerhaeuser Co. 5.95% 2008                                                                                   8,529           8,848
Weyerhaeuser Co. 5.25% 2009                                                                                   1,000           1,011
Weyerhaeuser Co. 6.75% 2012                                                                                  13,890          15,135
Weyerhaeuser Co. 6.875% 2033                                                                                  2,500           2,767
Smurfit Capital Funding PLC 6.75% 2005                                                                        3,425           3,442
JSG Funding PLC 9.625% 2012                                                                                   8,200           8,323
JSG Funding PLC 7.75% 2015                                                                                   18,650          15,946
Freeport-McMoRan Copper & Gold Inc. 10.125% 2010                                                             24,390          27,195
United States Steel Corp. 10.75% 2008                                                                        10,500          11,852
United States Steel Corp. 9.75% 2010                                                                         13,205          14,592
International Paper Co. 4.00% 2010                                                                            2,725           2,601
International Paper Co. 6.75% 2011                                                                            5,000           5,424
International Paper Co. 5.85% 2012                                                                           13,855          14,311
Rhodia 10.25% 2010                                                                                           17,975          19,458
Ainsworth Lumber Co. Ltd. 7.25% 2012                                                                          7,175           6,906
Ainsworth Lumber Co. Ltd. 6.75% 2014                                                                         10,000           9,225
Temple-Inland Inc. 7.875% 2012                                                                               12,250          13,861
Crystal US Holdings 3 LLC and Crystal US Sub 3 Corp., Series B, 0%/10.50% 2014(7)                            10,300           7,468
BCP Caylux Holdings Luxembourg SCA 9.625% 2014                                                                4,550           5,164
NewPage Corp. 9.46% 2012(3,5)                                                                                12,250          12,434
Allegheny Technologies, Inc. 8.375% 2011                                                                     10,500          11,078
Packaging Corp. of America 4.375% 2008                                                                        9,500           9,278
Ispat Inland ULC 9.75% 2014                                                                                   6,719           7,962
AMH Holdings, Inc. 0%/11.25% 2014(7)                                                                         11,500           7,360
Ball Corp. 6.875% 2012                                                                                        6,000           6,360
Crompton Corp. 9.164% 2010(5)                                                                                 4,775           5,348
Scotia Pacific Co. LLC, Series B, Class A-2, 7.11% 2028(9)                                                    5,780           4,599
Inco Ltd. 7.75% 2012                                                                                          4,000           4,583
Gerdau Ameristeel Corp. and GUSAP Partners 10.375% 2011                                                       4,125           4,579
Building Materials Corp. of America, Series B, 8.00% 2007                                                     3,500           3,509
ICI Wilmington, Inc. 5.625% 2013                                                                              3,000           3,056
Earle M. Jorgensen Co. 9.75% 2012                                                                             2,000           2,180
Oregon Steel Mills, Inc. 10.00% 2009                                                                          1,750           1,908
Corporacion Nacional del Cobre de Chile 6.375% 2012(3)                                                        1,500           1,628
AK Steel Corp. 7.75% 2012                                                                                     1,575           1,473
Rockwood Specialties Group, Inc. 7.50% 2014(3)                                                                1,175           1,193
                                                                                                                            775,306

INDUSTRIALS -- 1.28%
Bombardier Capital Inc., Series A, 6.125% 2006(3)                                                           $40,625         $41,133
Bombardier Inc. 6.75% 2012(3)                                                                                40,530          39,719
Bombardier Inc. 6.30% 2014(3)                                                                                40,400          38,178
Allied Waste North America, Inc. 8.50% 2008                                                                   4,800           5,082
Allied Waste North America, Inc., Series B, 8.875% 2008                                                      48,750          51,675
Allied Waste North America, Inc., Series B, 6.50% 2010                                                       16,000          15,860
Allied Waste North America, Inc., Series B, 5.75% 2011                                                        8,000           7,580
Allied Waste North America, Inc., Series B, 6.125% 2014                                                       7,925           7,450
Allied Waste North America, Inc., Series B, 7.375% 2014                                                       4,500           4,230
Allied Waste North America, Inc. 7.25% 2015(3)                                                                8,500           8,415
Northwest Airlines, Inc. 8.875% 2006                                                                          2,200           1,507
Northwest Airlines, Inc. 9.875% 2007                                                                         37,400          20,009
Northwest Airlines, Inc. 7.875% 2008                                                                         22,000          10,230
Northwest Airlines, Inc. 10.00% 2009                                                                         47,000          22,971
Northwest Airlines, Inc., Series 1999-2, Class A, 7.575% 2020(9)                                              2,493           2,504
Northwest Airlines, Inc., Series 2001-1, Class A-1, 7.041% 2023(9)                                            4,180           3,989
Cendant Corp. 6.25% 2008                                                                                     28,000          29,002
Cendant Corp. 7.375% 2013                                                                                    24,250          27,391
Continental Airlines, Inc. 8.00% 2005                                                                         5,010           5,041
Continental Airlines, Inc., Series 2000-2, Class A-1, 7.487% 2012(9)                                         11,500          11,605
Continental Airlines, Inc., Series 2001-1, Class B, 7.373% 2017(9)                                            7,312           6,213
Continental Airlines, Inc., Series 1998-1, Class A, 6.648% 2019(9)                                            2,486           2,452
Continental Airlines, Inc., Series 1997-4, Class A, 6.90% 2019(9)                                             3,011           3,009
Continental Airlines, Inc., Series 2001-1, Class A-1, 6.703% 2021(9)                                         13,938          13,736
Continental Airlines, Inc., Series 2000-1, Class B, 8.388% 2022(9)                                            6,946           5,853
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class B, 7.156% 2011(3,9)                                         25,842          27,362
BAE SYSTEMS 2001 Asset Trust, Series 2001, Class G, MBIA insured, 6.664% 2013(3,9)                           12,332          13,205
Tyco International Group SA 6.125% 2008                                                                      13,000          13,573
Tyco International Group SA 6.375% 2011                                                                      22,915          24,855
Hutchison Whampoa International Ltd. 7.00% 2011(3)                                                            5,000           5,459
Hutchison Whampoa International Ltd. 6.50% 2013(3)                                                           21,000          22,448
Hutchison Whampoa Finance Ltd., Series B, 7.45% 2017(3)                                                       6,750           7,783
American Standard Inc. 7.375% 2008                                                                            5,935           6,289
American Standard Inc. 8.25% 2009                                                                             2,124           2,366
American Standard Inc. 7.625% 2010                                                                           20,501          22,646
American Standard Inc. 5.50% 2015(3)                                                                          3,000           3,019
Waste Management, Inc. 7.00% 2006                                                                             7,000           7,206
Waste Management, Inc. 6.50% 2008                                                                             5,000           5,252
Waste Management, Inc. 5.00% 2014                                                                             7,000           6,911
WMX Technologies, Inc. 7.10% 2026                                                                            10,125          11,578
Delta Air Lines, Inc. 8.00% 2007(3)                                                                          62,396          16,847
Delta Air Lines, Inc., Series 2001-1, Class A-2, 7.111% 2013                                                 10,000           9,368
Delta Air Lines, Inc., Series 1992-A2, 9.20% 2014(9)                                                          5,000           1,964
Delta Air Lines, Inc. 10.375% 2022                                                                            3,000             720
Horizon Lines, LLC and Horizon Lines Holding Corp. 9.00% 2012(3)                                             14,090          15,182
H-Lines Finance Holding Corp. 0%/11.00% 2013(3,7)                                                            13,000          10,530
General Electric Capital Corp., Series A, 5.375% 2007                                                         8,000           8,137
General Electric Capital Corp., Series A, 6.00% 2012                                                          8,000           8,570
General Electric Co. 5.00% 2013                                                                               5,000           5,067
Raytheon Co. -- RC Trust I 7.00% trust preferred 2006                                                        18,000          18,416
Caterpillar Inc. 4.50% 2009                                                                                   7,000           6,984
Caterpillar Financial Services Corp. 4.30% 2010                                                              10,000           9,865
NTK Holdings, Inc. 0%/10.75% 2014(3,7)                                                                        7,500           4,313
THL Buildco, Inc. 8.50% 2014                                                                                 12,325          12,063
Jacuzzi Brands, Inc. 9.625% 2010                                                                             13,441          14,852
Southwest Airlines Co. 5.25% 2014                                                                            15,000          14,822
John Deere Capital Corp. 3.90% 2008                                                                           9,000           8,888
Accuride Corp. 8.50% 2015                                                                                     7,575           7,897
American Airlines, Inc., Series 2003-1, Class G, AMBAC insured, 3.857% 2010(9)                                2,034           1,966
American Airlines, Inc., Series 2001-2, Class A-1, 6.978% 2012(9)                                             4,552           4,735
Kansas City Southern Railway Co. 7.50% 2009                                                                   5,750           5,951
Terex Corp., Class B, 10.375% 2011                                                                            2,000           2,170
Terex Corp. 7.375% 2014                                                                                       3,500           3,693
TFM, SA de CV 12.50% 2012                                                                                     4,165           4,925
Dyncorp International LLC 9.50% 2013(3)                                                                       4,325           4,314
United Air Lines, Inc. 9.00% 2003(10)                                                                         8,000           1,320
United Air Lines, Inc., Series 1996-A2, 7.87% 2019(8,9)                                                       5,000           2,190
Jet Equipment Trust, Series 1995-A, Class B, 8.64% 2015(3,8,9)                                                7,790               1
Jet Equipment Trust, Series 1995-B, Class C, 9.71% 2015(3,8,9)                                                5,500               1
                                                                                                                            770,537

U.S. GOVERNMENT & GOVERNMENT AGENCY BONDS & NOTES -- 1.24%
U.S. Treasury 5.75% 2005                                                                                    138,250         139,103
U.S. Treasury 3.25% 2007                                                                                     40,000          39,416
U.S. Treasury 4.375% 2007                                                                                    50,000          50,332
U.S. Treasury 2.625% 2008                                                                                     5,000           4,814
U.S. Treasury 3.625% 2008(11)                                                                                12,034          12,609
U.S. Treasury 3.625% 2009                                                                                    41,500          40,745
U.S. Treasury 3.875% 2009(11)                                                                                41,788          44,834
U.S. Treasury Principal Strip 0% 2011                                                                         5,660           4,416
U.S. Treasury 3.50% 2011(11)                                                                                 11,171          12,150
U.S. Treasury Principal Strip 0% 2013                                                                         6,585           4,612
U.S. Treasury 2.00% 2014(11)                                                                                 17,887          18,045
U.S. Treasury 8.875% 2017                                                                                    32,500          45,967
U.S. Treasury 6.875% 2025                                                                                    63,500          82,709
Freddie Mac 1.875% 2006                                                                                       3,765           3,723
Freddie Mac 6.625% 2009                                                                                      84,250          91,356
Freddie Mac 4.125% 2010                                                                                      19,250          19,004
Federal Home Loan Bank 2.00% 2006                                                                            29,865          29,552
Federal Home Loan Bank 2.375% 2006                                                                           26,870          26,568
Federal Home Loan Bank 5.823% 2009                                                                           17,000          17,755
Fannie Mae 6.625% 2009                                                                                       24,750          26,830
Fannie Mae 6.25% 2029                                                                                         8,000           9,552
Federal Agricultural Mortgage Corp. 4.25% 2008                                                               20,000          19,919
                                                                                                                            744,011

UTILITIES -- 1.11%
Edison Mission Energy 10.00% 2008                                                                            19,250          21,560
Mission Energy Holding Co. 13.50% 2008                                                                       22,230          26,676
Edison Mission Energy 7.73% 2009                                                                             16,720          17,723
Edison Mission Energy 9.875% 2011                                                                            32,930          38,940
Midwest Generation, LLC, Series B, 8.56% 2016(9)                                                             10,408          11,585
Homer City Funding LLC 8.734% 2026(9)                                                                         9,941          11,830
Midwest Generation, LLC and Midwest Finance Corp. 8.75% 2034                                                 24,675          27,759
AES Corp. 9.50% 2009                                                                                         39,815          44,593
AES Corp. 9.375% 2010                                                                                         8,752           9,977
AES Corp. 8.75% 2013(3)                                                                                      68,100          75,761
AES Red Oak, LLC, Series B, 9.20% 2029(9)                                                                     2,000           2,300
Israel Electric Corp. Ltd. 7.95% 2011(3)                                                                      5,000           5,691
Israel Electric Corp. Ltd. 7.70% 2018(3)                                                                     22,500          25,736
Israel Electric Corp. Ltd. 8.10% 2096(3)                                                                     14,405          15,660
Dynegy Holdings Inc. 9.875% 2010(3)                                                                          11,750          13,043
Dynegy Holdings Inc. 10.125% 2013(3)                                                                         26,400          30,228
Nevada Power Co., General and Refunding Mortgage Bonds, Series A, 8.25% 2011                                  6,000           6,840
Nevada Power Co., General and Refunding Mortgage Notes, Series I, 6.50% 2012                                  4,250           4,505
Nevada Power Co., General and Refunding Mortgage Notes, Series G, 9.00% 2013                                 15,595          17,583
Sierra Pacific Resources 8.625% 2014                                                                          2,725           3,032
Nevada Power Co., Series L, 5.875% 2015(3)                                                                    5,675           5,845
Virginia Electric and Power Co., Series 2002-A, 5.375% 2007                                                   8,000           8,106
Dominion Resources, Inc., Series 2002-D, 5.125% 2009                                                         22,500          22,765
Dominion Resources, Inc., Series 2000-A, 8.125% 2010                                                          5,000           5,683
Texas Genco LLC and Texas Genco Financing Corp. 6.875% 2014(3)                                               26,675          28,142
PSEG Energy Holdings Inc. 8.625% 2008                                                                         8,800           9,438
PSEG Power LLC 7.75% 2011                                                                                     7,500           8,547
PSEG Power LLC 5.00% 2014                                                                                    10,000           9,938
NiSource Finance Corp. 7.625% 2005                                                                            9,000           9,090
NiSource Finance Corp. 7.875% 2010                                                                           15,000          16,964
Alabama Power Co., Series U, 2.65% 2006                                                                       5,000           4,962
Alabama Power Co., Series X, 3.125% 2008                                                                      3,750           3,621
Alabama Power Co., Series R, 4.70% 2010                                                                       1,250           1,244
Southern Power Co., Series B, 6.25% 2012                                                                      9,000           9,676
Alabama Power Co., Series Q, 5.50% 2017                                                                       5,000           5,199
Duke Capital Corp. 7.50% 2009                                                                                 7,000           7,679
Duke Capital Corp. 6.25% 2013                                                                                 4,500           4,827
Duke Capital Corp. 5.50% 2014                                                                                 5,000           5,101
Duke Capital LLC 5.668% 2014                                                                                  1,500           1,545
Reliant Energy Resources Corp. 7.75% 2011                                                                    13,000          14,722
Centerpoint Energy, Inc., Series B, 6.85% 2015                                                                3,000           3,331
Cilcorp Inc. 8.70% 2009                                                                                       9,000          10,283
Cilcorp Inc. 9.375% 2029                                                                                      3,000           4,370
Exelon Corp. 6.75% 2011                                                                                       1,000           1,093
Exelon Generation Co., LLC 6.95% 2011                                                                        11,300          12,481
Constellation Energy Group, Inc. 6.125% 2009                                                                 12,000          12,604
Progress Energy, Inc. 6.75% 2006                                                                              5,000           5,068
Progress Energy, Inc. 5.85% 2008                                                                              2,500           2,581
Progress Energy, Inc. 7.10% 2011                                                                              2,500           2,750
Appalachian Power Co., Series G, 3.60% 2008                                                                   6,770           6,606
Oncor Electric Delivery Co. 6.375% 2015                                                                       5,000           5,466
Pacific Gas and Electric Co., First Mortgage Bonds, 6.05% 2034                                                4,000           4,303
MidAmerican Energy Co. 4.65% 2014                                                                             3,200           3,116
Tri-State Generation and Transmission Association Inc., Pass Through Trust,
     Series 2003-A, 6.04% 2018(3,9)                                                                           2,965           3,079
                                                                                                                            671,247

ENERGY -- 1.08%
Port Arthur Finance Corp. 12.50% 2009(9)                                                                        437             497
Premcor Refining Group Inc. 9.25% 2010                                                                       13,875          15,332
Premcor Refining Group Inc. 6.125% 2011                                                                      37,500          39,375
Premcor Refining Group Inc. 6.75% 2011                                                                       15,650          16,863
Premcor Refining Group Inc. 7.75% 2012                                                                        3,000           3,263
Premcor Refining Group Inc. 9.50% 2013                                                                       57,215          65,797
Premcor Refining Group Inc. 6.75% 2014                                                                       46,000          49,220
Premcor Refining Group Inc. 7.50% 2015                                                                       22,000          23,870
Williams Companies, Inc. 6.75% 2009(3)                                                                        8,000           8,400
Northwest Pipeline Corp. 8.125% 2010                                                                          5,000           5,450
Transcontinental Gas Pipe Line Corp., Series B, 7.00% 2011                                                   19,765          21,692
Williams Companies, Inc. 7.125% 2011                                                                         38,750          42,431
Williams Companies, Inc. 8.125% 2012                                                                         14,810          17,106
Williams Companies, Inc. 7.875% 2021                                                                         10,000          11,625
Williams Companies, Inc. 8.75% 2032                                                                           7,000           8,698
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009(3,9)                                                   44,920          43,812
Ras Laffan Liquefied Natural Gas Co. Ltd. 3.437% 2009(9)                                                        864             843
Ras Laffan Liquefied Natural Gas Co. Ltd. 8.294% 2014(3,9)                                                   13,329          15,662
Ras Laffan Liquefied Natural Gas Co. Ltd. 8.294% 2014(9)                                                      4,325           5,082
Newfield Exploration Co., Series B, 7.45% 2007                                                                6,000           6,345
Newfield Exploration Co. 7.625% 2011                                                                          1,500           1,650
Newfield Exploration Co. 8.375% 2012                                                                         11,400          12,483
Newfield Exploration Co. 6.625% 2014                                                                         32,075          33,759
Tengizchevroil Finance Co. S.ar.l., Series A, 6.124% 2014(3,9)                                               28,500          29,034
Tengizchevroil Finance Co. S.ar.l., Series A, 6.124% 2014(9)                                                  9,000           9,169
Devon Financing Corp., ULC 6.875% 2011                                                                       24,500          27,087
Devon Energy Corp. 7.95% 2032                                                                                 7,250           9,394
Overseas Shipholding Group, Inc. 8.25% 2013                                                                  27,110          28,872
Overseas Shipholding Group, Inc. 7.50% 2024                                                                     850             825
General Maritime Corp. 10.00% 2013                                                                           20,225          22,197
Western Oil Sands Inc. 8.375% 2012                                                                           10,175          11,816
XTO Energy Inc. 7.50% 2012                                                                                    8,850          10,037
Oryx Energy Co. 8.125% 2005                                                                                   8,500           8,604
Petroleum Export Ltd., Class A-2, XLCA insured, 4.633% 2010(3,9)                                              8,500           8,482
Pemex Project Funding Master Trust 7.875% 2009                                                                1,600           1,740
Pemex Project Funding Master Trust 7.375% 2014                                                                3,500           3,876
Pemex Project Funding Master Trust 8.625% 2022                                                                  500             608
OXYMAR 7.50% 2016(3)                                                                                          5,500           5,680
Delek & Avner-Yam Tethys Ltd. 5.326% 2013(3,9)                                                                4,968           4,905
Peabody Energy Corp., Series B, 6.875% 2013                                                                   4,300           4,580
PETRONAS Capital Ltd. 7.00% 2012(3)                                                                           4,000           4,494
Sunoco, Inc. 4.875% 2014                                                                                      4,500           4,421
Reliance Industries Ltd., Series B, 10.25% 2097                                                               3,125           3,581
                                                                                                                            648,657

INFORMATION TECHNOLOGY -- 1.04%
Electronic Data Systems Corp. 6.334% 2006                                                                    10,000          10,140
Electronic Data Systems Corp. 7.125% 2009                                                                    43,250          46,282
Electronic Data Systems Corp., Series B, 6.50% 2013(5)                                                      137,150         139,204
Celestica Inc. 7.875% 2011                                                                                   32,275          33,405
Celestica Inc. 7.625% 2013                                                                                   36,195          36,738
Motorola, Inc. 4.608% 2007                                                                                   10,000          10,003
Motorola, Inc. 8.00% 2011                                                                                    38,985          45,349
Motorola, Inc. 5.22% 2097                                                                                    14,506          11,896
Sanmina-SCI Corp. 10.375% 2010                                                                               35,500          39,583
Sanmina-SCI Corp. 6.75% 2013                                                                                 19,000          18,383
Jabil Circuit, Inc. 5.875% 2010                                                                              53,450          55,017
Flextronics International Ltd. 6.50% 2013                                                                    47,375          49,033
Amkor Technology, Inc. 10.50% 2009                                                                            7,355           6,656
Amkor Technology, Inc. 7.125% 2011                                                                           19,085          16,747
Amkor Technology, Inc. 7.75% 2013                                                                            11,000           9,405
Xerox Corp. 7.125% 2010                                                                                      21,000          22,260
Nortel Networks Ltd. 6.125% 2006                                                                             21,000          21,158
SunGard Data Systems Inc. 10.25% 2015(3)                                                                     18,000          18,743
Freescale Semiconductor, Inc. 6.875% 2011                                                                    15,000          15,900
MagnaChip Semiconductor SA and MagnaChip Semiconductor Finance Co. 6.66% 2011(3,5)                            7,275           7,311
MagnaChip Semiconductor SA and MagnaChip Semiconductor Finance Co. 6.875% 2011(3)                               975             970
Solectron Corp., Series B, 7.375% 2006                                                                        5,450           5,559
Hyundai Semiconductor America, Inc. 8.625% 2007(3)                                                            4,860           5,029
                                                                                                                            624,771

CONSUMER STAPLES -- 0.88%
Ahold Finance U.S.A., Inc. 6.25% 2009                                                                        83,168          84,831
Ahold Finance U.S.A., Inc. 8.25% 2010                                                                        65,555          72,438
Ahold Lease Pass Through Trust, Series 2001-A-1, 7.82% 2020(9)                                               12,277          13,389
Ahold Lease Pass Through Trust, Series 2001-A-2, 8.62% 2025(9)                                               14,400          15,993
Rayovac Corp. 7.375% 2015(3)                                                                                 79,775          79,177
Delhaize America, Inc. 7.375% 2006                                                                           10,000          10,243
Delhaize America, Inc. 8.125% 2011                                                                           27,745          31,081
Jean Coutu Group (PJC) Inc. 7.625% 2012                                                                       2,500           2,613
Jean Coutu Group (PJC) Inc. 8.50% 2014                                                                       33,500          33,374
Burns Philp Capital Pty Ltd. and Burns Philp Capital (U.S.) Inc., Series B, 9.50% 2010                        3,000           3,300
Burns Philp Capital Pty Ltd. and Burns Philp Capital (U.S.) Inc., Series B, 10.75% 2011                       8,675           9,673
Burns Philp Capital Pty Ltd., Series B, 9.75% 2012                                                           12,100          13,250
Rite Aid Corp. 6.875% 2013                                                                                   12,450          11,049
Rite Aid Corp. 9.25% 2013                                                                                    14,050          14,015
Kraft Foods Inc. 6.25% 2012                                                                                  14,000          15,133
Kraft Foods Inc. 6.50% 2031                                                                                   5,000           5,709
Stater Bros. Holdings Inc. 6.91% 2010(5)                                                                      6,525           6,639
Stater Bros. Holdings Inc. 8.125% 2012                                                                        9,775           9,922
Anheuser-Busch Companies, Inc. 9.00% 2009                                                                    10,000          11,714
Anheuser-Busch Companies, Inc. 4.70% 2012                                                                     4,000           4,034
CVS Corp. 5.789% 2026(3,9)                                                                                    7,229           7,620
CVS Corp. 5.298% 2027(3,9)                                                                                    3,378           3,425
Playtex Products, Inc. 8.00% 2011                                                                            10,000          10,750
Pepsi Bottling Group, Inc. 5.625% 2009(3)                                                                    10,000          10,375
Cadbury Schweppes US Finance LLC 5.125% 2013(3)                                                              10,000           9,973
SUPERVALU INC. 7.50% 2012                                                                                     8,025           9,051
Kellogg Co. 7.45% 2031                                                                                        5,000           6,477
Winn-Dixie Pass Through Trust, Series 1999-1, Class A-1, 5.24% 2017(3,9,12)                                   8,285           6,260
Gold Kist Inc. 10.25% 2014                                                                                    5,306           6,029
PepsiAmericas, Inc. 4.875% 2015                                                                               6,000           5,969
Duane Reade Inc. 7.91% 2010(3,5)                                                                              6,000           5,880
Pathmark Stores, Inc. 8.75% 2012                                                                              1,870           1,868
                                                                                                                            531,254

HEALTH CARE -- 0.83%
HCA Inc. 7.125% 2006                                                                                          7,785           7,967
Columbia/HCA Healthcare Corp. 7.00% 2007                                                                      6,250           6,469
Columbia/HCA Healthcare Corp. 8.85% 2007                                                                     12,500          13,176
Columbia/HCA Healthcare Corp. 7.25% 2008                                                                      1,000           1,051
HCA Inc. 5.50% 2009                                                                                          20,900          20,858
Columbia/HCA Healthcare Corp. 8.70% 2010                                                                      9,500          10,567
HCA -- The Healthcare Co. 8.75% 2010                                                                          7,750           8,736
HCA -- The Healthcare Co. 7.875% 2011                                                                        40,000          44,007
Cardinal Health, Inc. 6.75% 2011                                                                             26,500          28,896
Cardinal Health, Inc. 4.00% 2015                                                                             35,000          31,902
Warner Chilcott Corp. 8.75% 2015(3)                                                                          61,065          60,607
Tenet Healthcare Corp. 6.375% 2011                                                                           17,300          16,522
Tenet Healthcare Corp. 9.875% 2014                                                                           31,625          33,997
Tenet Healthcare Corp. 9.25% 2015(3)                                                                          9,700          10,040
American Medical Response, Inc. and EmCare Holdings, Inc. 10.00% 2015(3)                                     29,470          31,680
Quintiles Transnational Corp. 10.00% 2013                                                                    13,050          14,616
Pharma Services Intermediate Holding Corp. 0%/11.50% 2014(7)                                                 20,660          15,598
Aetna Inc. 7.375% 2006                                                                                       22,000          22,387
Aetna Inc. 7.875% 2011                                                                                        4,500           5,160
Team Health, Inc. 9.00% 2012                                                                                 24,000          25,200
Health Net, Inc. 9.875% 2011(5)                                                                              19,080          22,412
Triad Hospitals, Inc. 7.00% 2012                                                                             15,000          15,750
Humana Inc. 7.25% 2006                                                                                       13,375          13,679
Wyeth 4.375% 2008(5)                                                                                          2,500           2,491
Wyeth 5.50% 2013(5)                                                                                           6,500           6,737
Amgen Inc. 4.00% 2009                                                                                         9,125           8,943
Concentra Operating Corp. 9.50% 2010                                                                          4,975           5,323
Concentra Operating Corp. 9.125% 2012                                                                         2,905           3,094
HealthSouth Corp. 8.375% 2011                                                                                 1,400           1,409
HealthSouth Corp. 7.625% 2012                                                                                 6,600           6,501
MedCath Holdings Corp. 9.875% 2012                                                                            3,875           4,330
                                                                                                                            500,105

ASSET-BACKED OBLIGATIONS(9) -- 0.57%
CWABS, Inc., Series 2004-12, Class 2-AV-2, 3.74% 2033(5)                                                     11,750          11,780
CWABS, Inc., Series 2004-15, Class AF-5, 5.227% 2035                                                         14,250          14,116
Vita Capital Ltd., Series 2003-I, 4.854% 2007(3,5)                                                           24,000          24,094
Green Tree Financial Corp., Series 1995-3, Class B-2, 8.10% 2025(8)                                          13,517           3,109
Green Tree Financial Corp., Series 1995-2, Class B-2, 8.80% 2026(8)                                           9,716           3,984
Green Tree Financial Corp., Series 1996-2, Class B-2, 7.90% 2027(8)                                           9,138              23
Green Tree Financial Corp., Series 1997-6, Class B-2, 7.75% 2029(8)                                           7,345              18
Conseco Finance Home Loan Trust, Series 1999-G, Class B-2, 10.96% 2029(8)                                    17,655          16,772
Green Tree Financial Corp., Series 1998-4, Class B-2, 8.11% 2030(8)                                           4,493               -
ARG Funding Corp., Series 2005-2, Class A-4, AMBAC insured, 4.84% 2011(3)                                    20,000          20,112
Advanta Business Card Master Trust, Series 2005-A2, Class A-1, 3.47% 2013(5)                                 18,000          18,000
Metris Master Trust, Series 2000-3, Class A, 3.69% 2009(5)                                                   14,428          14,442
AmeriCredit Automobile Receivables Trust, Series 2002-C, Class A-4, FSA insured, 3.55% 2009                   5,000           4,975
AmeriCredit Automobile Receivables Trust, Series 2003-C-F, Class A-4, FSA insured, 3.48% 2010                 9,000           8,918
AESOP Funding II LLC, Series 2002-1A, Class A-1, AMBAC insured, 3.85% 2006(3)                                 3,963           3,962
AESOP Funding II LLC, Series 2003-2, Class A-1, MBIA insured, 2.74% 2007(3)                                   8,000           7,919
Residential Asset Securities Corp. Trust, Series 2003-KS2, Class A-I-3, 2.66% 2028                              153             153
Residential Asset Securities Corp. Trust, Series 2001-KS3, Class A-I-6, 5.96% 2031                            8,433           8,547
Residential Asset Securities Corp. Trust, Series 2003-KS6, Class A-2, 3.76% 2033(5)                           2,836           2,838
Consumer Credit Reference Index Securities Program Trust, Series 2002-2A, Class FL, 8.564% 2007(3,5)          5,000           5,045
Consumer Credit Reference Index Securities Program Trust, Series 2002-2A, Class FX, 10.421% 2007(3)           5,000           5,129
Home Equity Asset Trust, Series 2004-7, Class M-1, 4.08% 2035(5)                                             10,000          10,074
Prestige Auto Receivables Trust, Series 2005-1A, Class A-2, FSA insured, 4.37% 2012(3)                       10,000          10,006
Triad Automobile Receivables Trust, Series 2005-A, Class A-4, AMBAC insured, 4.22% 2012                      10,000           9,914
MBNA Master Credit Card Trust II, Series 1999-D, Class C, 6.95% 2008(3)                                       4,700           4,807
MBNA Master Credit Card Trust II, Series 2000-H, Class B, 3.988% 2013(5)                                      5,000           5,084
PG&E Energy Recovery Funding LLC, Series 2005-1, Class A-3, 4.14% 2012                                       10,000           9,886
Structured Asset Investment Loan Trust, Series 2004-BNC2, Class A-4, 3.78% 2034(5)                            9,407           9,448
Mediterranean Re PLC, Class B, 9.12% 2005(3,5)                                                                9,000           9,162
Drive Auto Receivables Trust, Series 2005-2, Class A-3, MBIA insured, 4.26% 2012(3)                           8,900           8,814
First USA Credit Card Master Trust, Series 1997-4, Class C, 4.409% 2010(3,5)                                  6,500           6,524
First USA Credit Card Master Trust, Series 1998-6, Class C, 6.16% 2011(3)                                     2,000           2,070
Vanderbilt Mortgage and Finance, Inc., Series 1999-B, Class I-A-6, 6.925% 2024                                7,706           8,174
MMCA Auto Owner Trust, Series 2001-4, Class B, 4.84% 2008                                                       955             955
MMCA Auto Owner Trust, Series 2002-4, Class A-4, 3.05% 2009                                                   4,264           4,233
MMCA Auto Owner Trust, Series 2002-4, Class B, 3.82% 2009                                                     2,452           2,436
Ameriquest Mortgage Securities Inc., Series 2003-12, Class M-1, 4.21% 2033(5)                                 7,000           7,069
WFS Financial Owner Trust, Series 2002-3, Class A-4, 3.50% 2010                                               6,898           6,871
CitiFinancial Mortgage Securities Inc., Series 2003-3, Class AF-5, 4.553% 2033                                6,500           6,431
Banco Itau SA, Series 2002, XLCA insured, 3.996% 2007(3,5)                                                    6,122           6,122
PIONEER 2002 Ltd., Series 2002-I, Class D, 5.16% 2006(3,5)                                                    6,000           6,026
Centex Home Equity Loan Trust, Series 2003-A, Class AF-3, 2.708% 2026                                           706             705
Centex Home Equity Loan Trust, Series 2005-A, Class AF-3, 4.14% 2028                                          5,000           4,927
Specialty Underwriting and Residential Finance Trust, Series 2004-BC4, Class A-2B, 3.77% 2035(5)              5,000           5,009
Chevy Chase Auto Receivables Trust, Series 2001-2, Class B, 5.16% 2008                                        4,332           4,349
CPS Auto Receivables Trust, Series 2002-C, Class A-2, XLCA insured, 3.52% 2009(3)                             3,779           3,763
Long Beach Mortgage Loan Trust, Series 2004-A, Class M-3, 4.41% 2024(5)                                       3,500           3,531
Drivetime Auto Owner Trust, Series 2003-A, Class A-3, XLCA insured, 2.524% 2008(3)                            2,600           2,584
California Infrastructure and Economic Development Bank, Special Purpose Trust, PG&E-1,
     Series 1997-1, Class A-7, 6.42% 2008                                                                     2,470           2,506
Financial Pacific Funding II, LLC, Series 2003-A, Class A, FSA insured, 2.29% 2009(3)                         2,495           2,457
SeaWest Securitization, LLC, Series 2002-A, Class A-3, XLCA insured, 3.58% 2008(3)                              698             697
SeaWest Securitization, LLC, Series 2003-A, Class A-2, XLCA insured, 2.84% 2009(3)                            1,121           1,113
Nebhelp Trust, Student Loan Interest Margin Securities, Series 1, Class A, MBIA insured, 6.68% 2016(3)        1,326           1,350
PECO Energy Transition Trust, Series 1999-A, Class A-7, 6.13% 2009                                            1,250           1,300
NPF XII, Inc., Series 1999-3, Class B, 2.389% 2003(3,5,10)                                                    3,000               0
NPF XII, Inc., Series 2001-1A, Class A, 1.989% 2004(3,5,10)                                                   5,000             200
NPF XII, Inc., Series 2001-3, Class A, 5.52% 2007(3,8)                                                        1,000              40
                                                                                                                            342,573

NON-U.S. GOVERNMENT BONDS & NOTES -- 0.26%
United Mexican States Government Global 4.625% 2008                                                          10,000           9,958
United Mexican States Government Global 8.625% 2008                                                           5,000           5,500
United Mexican States Government Eurobonds, Global 8.375% 2011                                                3,000           3,449
United Mexican States Government Eurobonds, Global 7.50% 2012                                                 6,310           7,064
United Mexican States Government Global 6.375% 2013                                                           7,500           7,946
United Mexican States Government Global 11.375% 2016                                                         29,684          43,561
United Mexican States Government Global 8.125% 2019                                                           2,061           2,497
United Mexican States Government Global 8.30% 2031                                                            1,965           2,434
United Mexican States Government Global 7.50% 2033                                                            2,833           3,249
Russian Federation 8.25% 2010                                                                                25,250          27,502
Russian Federation 8.25% 2010(3)                                                                             10,000          10,892
Russian Federation 5.00% 2030(5)                                                                              7,770           8,644
State of Qatar 9.75% 2030                                                                                     9,000          13,635
El Salvador (Republic of) 7.75% 2023                                                                          3,000           3,383
El Salvador (Republic of) 7.75% 2023(3)                                                                       1,250           1,409
Banque Centrale de Tunisie 7.375% 2012                                                                        3,500           3,968
                                                                                                                            155,091

MUNICIPALS -- 0.10%
State of California, Golden State Tobacco Securitization Corp., Tobacco
     Settlement Asset-backed Bonds, Series 2003-A1, 6.25% 2033                                               19,750          22,031
State of New Jersey, Tobacco Settlement Financing Corp., Tobacco Settlement
     Asset-backed Bonds, Series 2003, 4.375% 2019                                                             1,945           1,973
State of New Jersey, Tobacco Settlement Financing Corp., Tobacco Settlement
     Asset-backed Bonds, Series 2003, 6.125% 2024                                                             9,625          10,901
State of Wisconsin, Badger Tobacco Asset Securitization Corp., Tobacco Settlement
     Asset-backed Bonds, 6.125% 2027                                                                          9,125           9,830
State of Louisiana, Tobacco Settlement Financing Corp., Tobacco Settlement
     Asset-backed Bonds, Series 2001-A, Class A, 6.36% 2025                                                   4,805           4,804
State of California, Department of Water Resources, Power Supply Revenue Bonds,
     Series 2002-E, 4.33% 2006                                                                                4,500           4,502
State of South Dakota, Educational Enhancement Funding Corp., Tobacco Settlement
     Asset-backed Bonds, Series 2002-A, Class A, 6.72% 2025                                                   4,383           4,317
                                                                                                                             58,358

MISCELLANEOUS -- 0.01%
Other bonds & notes in initial period of acquisition                                                                          4,336


Total bonds & notes (cost: $13,066,611,000)                                                                              13,296,315


Short-term securities -- 7.29%

Federal Home Loan Bank 3.08%-3.425% due 8/5-10/14/2005                                                      383,000         381,479
Freddie Mac 3.07%-3.455% due 8/1-10/18/2005                                                                 337,200         335,877
Procter & Gamble Co. 3.20%-3.33% due 8/23-9/14/2005(3,13)                                                   250,900         250,116
CAFCO, LLC 3.18%-3.44% due 8/12-9/14/2005(3)                                                                175,000         174,426
Ciesco LLC 3.18% due 8/12/2005(3)                                                                            50,000          49,947
Park Avenue Receivables Co., LLC 3.21%-3.29% due 8/10-8/17/2005(3)                                          120,800         120,659
Preferred Receivables Funding Corp. 3.34%-3.45% due 9/20/2005(3)                                            100,000          99,524
DuPont (E.I.) de Nemours & Co. 3.20%-3.30% due 8/12-9/2/2005                                                214,235         213,750
Variable Funding Capital Corp. 3.12%-3.47% due 8/2-9/27/2005(3)                                             207,400         206,817
Wal-Mart Stores Inc. 3.10%-3.49% due 8/10-10/4/2005(3)                                                      200,800         200,140
Wells Fargo & Co. 3.13%-3.45% due 8/4-9/21/2005                                                             190,600         190,598
Edison Asset Securitization LLC 3.16% due 8/5/2005(3)                                                        50,000          49,978
General Electric Capital Corp. 3.27% due 8/24/2005                                                           50,000          49,895
General Electric Capital Services, Inc. 3.31% due 8/29/2005                                                  50,000          49,867
General Electric Co. 3.47% due 9/28/2005                                                                     35,000          34,804
Bank of America Corp. 3.20%-3.50% due 8/9-10/7/2005                                                         150,000         149,521
Ranger Funding Co. LLC 3.27% due 8/11/2005(3)                                                                25,000          24,975
Clipper Receivables Co., LLC 3.28%-3.44% due 8/19-9/13/2005(3)                                              175,000         174,481
International Lease Finance Corp. 3.23%-3.42% due 8/16-9/23/2005                                            119,000         118,682
American General Finance Corp. 3.17% due 8/8/2005                                                            25,000          24,982
Gannett Co. 3.10%-3.37% due 8/11-9/8/2005(3)                                                                125,000         124,654
Three Pillars Funding, LLC 3.28%-3.44% due 8/1-9/26/2005(3)                                                 112,495         112,261
IBM Corp. 3.22%-3.24% due 8/11-8/26/2005                                                                    104,000         103,825
HSBC Finance Corp. 3.23%-3.40% due 8/19-9/26/2005                                                           103,900         103,620
International Bank for Reconstruction and Development 3.05%-3.30% due 8/15-9/26/2005                        100,000          99,668
Tennessee Valley Authority 3.21%-3.22% due 9/15/2005                                                        100,000          99,551
Triple-A One Funding Corp. 3.34%-3.44% due 8/15-9/8/2005(3)                                                  90,052          89,820
Anheuser-Busch Companies, Inc. 3.14%-3.48% due 8/9-10/17/2005(3)                                             89,500          89,211
American Express Credit Corp. 3.21%-3.23% due 8/17-8/29/2005                                                 75,700          75,538
Coca-Cola Co. 3.10%-3.22% due 8/8-8/18/2005                                                                  69,700          69,633
PepsiCo Inc. 3.19%-3.28% due 8/3-8/18/2005(3)                                                                64,800          64,746
Private Export Funding Corp. 3.53%-3.54% due 10/26/2005(3)                                                   65,000          64,448
NetJets Inc. 3.33%-3.50% due 9/6-9/29/2005(3)                                                                55,000          54,768
USAA Capital Corp. 3.13%-3.23% due 8/1-8/15/2005                                                             50,000          49,963
FCAR Owner Trust I 3.25%-3.38% due 8/15-9/12/2005                                                            50,000          49,865
Hershey Co. 3.28%-3.29% due 8/16-8/31/2005(3)                                                                42,400          42,316
Colgate-Palmolive Co. 3.22% due 8/4/2005(3)                                                                  39,100          39,086
U.S. Treasury Bills 2.923%-2.975% due 8/11-9/1/2005                                                          36,900          36,817
Illinois Tool Works Inc. 3.22% due 8/3/2005                                                                  35,000          34,991
Bank of New York Co., Inc. 3.31% due 8/25/2005                                                               25,000          24,943
BellSouth Corp. 3.37% due 9/9/2005(3)                                                                        25,000          24,906
Harvard University 3.38% due 9/21/2005                                                                       25,000          24,878
United Parcel Service Inc. 3.21% due 8/2/2005                                                                 5,200           5,199


Total short-term securities (cost: $4,385,264,000)                                                                        4,385,225


Total investment securities (cost: $52,717,827,000)                                                                      59,941,721
Other assets less liabilities                                                                                               209,847

Net assets                                                                                                              $60,151,568


"Miscellaneous"   securities   include  holdings  in  their  initial  period  of
acquisition that have not previously been publicly disclosed.

(1) Represents an affiliated company as defined under the Investment Company Act of 1940.
(2) Security did not produce income during the last 12 months.
(3) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $4,916,930,000, which represented 8.17% of the net assets of the fund.
(4) Valued under fair value procedures adopted by authority of the Board of Directors.
(5) Coupon rate may change periodically.
(6) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(7) Step bond; coupon rate will increase at a later date.
(8) Company not making scheduled interest payments; bankruptcy proceedings pending.
(9) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(10) Company did not make principal payment upon scheduled maturity date; reorganization pending.
(11) Index-linked bond whose principal amount moves with a government retail price index.
(12) Scheduled interest payments not made; reorganization pending.
(13) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

ADR = American Depositary Receipts




REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON DETAILED SCHEDULE OF INVESTMENTS

To the Shareholders and Board of Directors of The Income Fund of America, Inc.:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of The Income Fund of America, Inc. (the "Fund") as of July 31, 2005, and for the year then ended and have issued our report thereon dated September 9, 2005, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR. Our audit also included the Fund's investment portfolios (the "Schedule") as of July 31, 2005 appearing in Item 6 of this Form N-CSR. This
Schedule is the responsibility of the Fund's management. Our responsibility is to express an opinion based on our audit. In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.


DELOITTE & TOUCHE LLP
September 9, 2005
Costa Mesa, California


ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a Nominating Committee comprised solely of persons who are not considered "interested persons" of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating Committee of the Registrant, c/o the Registrant's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Nominating Committee.


ITEM 11 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12 - Exhibits

(a)  (1) The Code of Ethics  that is the subject of the  disclosure  required by
     Item 2 is attached as an exhibit hereto.

(a) (2) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE INCOME FUND OF AMERICA, INC.


By /s/ Hilda L. Applbaum
------------------------------------
Hilda L. Applbaum, President and PEO

Date: October 7, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By /s/ Hilda L. Applbaum
------------------------------------
Hilda L. Applbaum, President and PEO

Date: October 7, 2005



By /s/ Jennifer M. Buchheim
---------------------------------------
Jennifer M. Buchheim, Treasurer and PFO

Date: October 7, 2005